               CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND
                             YOUR VOTE IS IMPORTANT

Dear Shareholder:

    We are pleased to invite you to attend a special meeting (the "Meeting") of the shareholders of the Credit Suisse Warburg Pincus Fixed Income II Fund (formerly the DLJ Fixed Income Fund) series of the Credit Suisse Warburg Pincus Capital Funds (formerly the DLJ Focus Funds) at which you will be asked to vote on three important matters.

    The Board of Trustees of the Credit Suisse Warburg Pincus Capital Funds has recently reviewed and unanimously endorsed a proposal for the acquisition of its Credit Suisse Warburg Pincus Fixed Income II Fund series (the "Fund") by a similar fund managed by your Fund's interim investment adviser, Credit Suisse Asset Management, LLC ("CSAM"). Under the terms of the proposal, Warburg Pincus Fixed Income Fund (the "Acquiring Fund") would acquire all of the assets and liabilities of the Fund. In Proposal Number 1, you are being asked to approve an Agreement and Plan of Reorganization (the "Plan") pursuant to which the acquisition of the Fund by the Acquiring Fund (the "Acquisition") would be effected.

    The Fund's Board of Trustees and CSAM believe that the Acquisition is in the best interests of the Fund and its shareholders.

    The Acquisition will not result in any material changes to the investment philosophy or operations of the Fund, since the Acquiring Fund has a substantially similar investment objective and strategy, and similar investment policies as the Fund. The Acquiring Fund has a different transfer agent and independent accountant from the Fund, but the quality and level of service provided currently to the Fund and by CSAM's predecessor, DLJ Asset Management Group, Inc. ("DLJAM"), are expected to continue. Also, CSAM has agreed to reimburse expenses, for the two-year period beginning on the date of the closing of the Acquisition to the extent necessary to maintain the net average annualized expense ratio of each class of the Acquiring Fund at the lower of that of the net average annualized expense ratio of the class of the Acquiring Fund that a holder of the Fund will receive at the closing of the Acquisition or the class that such holder will surrender at such closing measured over the 60-day period ending on the closing of the Acquisition (the "Closing Date"). The Closing Date is expected to be on or about March 30, 2001.

    If shareholders of the Fund approve the Plan, the Fund will be liquidated upon consummation of the Acquisition. At that time, you will become a shareholder of the Acquiring Fund, having received shares of the Common
Class if you hold Class D shares in the Fund and the Advisor Class if you hold Class A, Class B or Common Class shares (formerly Class R shares) in the Fund, in each case, with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund immediately prior to the Acquisition. No sales or other charges will be imposed in connection with the Acquisition. The Acquisition will, in the opinion of counsel, be free from federal income taxes to you, the Fund and the Acquiring Fund. CSAM or its affiliates will bear all expenses incurred in connection with the Acquisition.

    In Proposal Number 2, you are being asked to approve a new investment advisory agreement for the Fund with CSAM. This is important for two reasons. First, assuming shareholders approve the Acquisition, it may take longer than March 30, 2001 to close the Acquisition and the rules of the SEC that allow CSAM to serve as interim investment adviser to the Fund will only let CSAM serve in that capacity until April 2, 2001. Second, if shareholders do not approve the Acquisition, CSAM would like to continue as adviser and would not be able to do so without your approval.

    Finally, in Proposal Number 3, you are being asked to elect Trustees to the Board of Trustees for your Fund. Although we are asking you to approve the Acquisition and that approval would result in your becoming a shareholder of another fund with its own board of trustees, the Fund is a part of the Credit Suisse Warburg Pincus Capital Funds. The Credit Suisse Warburg Pincus Capital Funds is having an election for Trustees and as shareholders of the Credit Suisse Warburg Pincus Capital Funds, you are entitled to participate in that election and we strongly recommend that you do so. In the event that shareholders do not approve the Acquisition, you would continue as a shareholder of the Fund and the Credit Suisse Warburg Pincus Capital Funds.

    The Meeting will be held on March 23, 2001 to consider the Acquisition and the other matters being presented. We strongly invite your participation by asking you to review, complete and return your proxy promptly.

    Detailed information about the proposals is described in the attached prospectus/proxy statement. THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THESE PROPOSALS. On behalf of the Board of Trustees, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card(s). A self-addressed, postage-paid envelope has been enclosed for your convenience; if you prefer, you can fax the proxy card to D.F. King & Co, Inc., the Fund's proxy solicitor, Attn.: Dominic F. Maurillo, at
(212) 269-2796. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling 1 (800) 290-6424 between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) or through the Internet using the Internet address located on your proxy card.

    Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the Internet, it will use procedures designed to
(i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and
(iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. We have been advised that the Internet voting procedures that have been made available to you are consistent with the requirements of applicable law.

    Whichever voting method you choose, please read the full text of the proxy statement before you vote.

    If you have any questions regarding the proposed Acquisition, please feel free to call D.F. King & Co., Inc. at 1 (800) 290-6424 who will be pleased to assist you.

    IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

Sincerely,

/s/ Martin Jaffe
------------------------------------

Secretary

February 14 , 2001

                                                               February 14, 2001

               CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND
                      IMPORTANT NEWS FOR FUND SHAREHOLDERS

    While we encourage you to read the full text of the enclosed Prospectus/ Proxy Statement, here is a brief overview of the proposals you are being asked to vote on.

                          Q & A: QUESTIONS AND ANSWERS

Q: WHAT IS HAPPENING?

A: Credit Suisse Group ("Credit Suisse") has acquired Donaldson, Lufkin &
    Jenrette, Inc. ("DLJ"), including its subsidiary, DLJ Asset Management Group, Inc. ("DLJAM"), your Fund's prior investment adviser, and has combined the investment advisory business of DLJAM with its existing U.S. asset management business, which is managed by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is part of Credit Suisse Asset Management, which is the institutional asset management and mutual fund arm of Credit Suisse, with global assets under management of approximately $298 billion. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products.

    To reduce confusion in the marketplace by eliminating multiple, similar funds advised by the same investment adviser, CSAM is proposing to combine the assets of the Credit Suisse Warburg Pincus Fixed Income II Fund (the "Fund") with the Warburg Pincus Fixed Income Fund (the "Acquiring Fund"), with the Acquiring Fund surviving the acquisition.

    You are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the assets and liabilities of the Fund to be acquired by the Acquiring Fund in a tax-free exchange of shares (the "Acquisition"). If the Plan is approved and the Acquisition consummated, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.

Q: WHAT ARE THE DIFFERENCES BETWEEN THE FUND AND THE ACQUIRING FUND?

A: The proposed Acquisition will not result in any material changes to the investment philosophy of the Fund, since the Fund and the Acquiring Fund have substantially similar investment objectives and strategies, and similar investment policies. However, the Acquiring Fund has exposure to the risks associated with investing in below-investment grade debt securities, undertaking hedging strategies and purchasing options as it is permitted to invest in such securities while the Fund is not. As a result, the Acquiring Fund may be subject to greater volatility with respect to its portfolio securities than the Fund. The Acquiring Fund has the same investment adviser, co-administrators (as of February 1, 2001) and distributor as the Fund. The transfer agent and independent accountant will change in connection with the Acquisition.

Q: WHAT WILL HAPPEN TO FUND EXPENSES?

A: CSAM, the Fund's investment adviser, has agreed to reimburse expenses, for the two-year period beginning on the date of the closing of the Acquisition, to the extent necessary to maintain the net average annualized expense ratio of each class of the Acquiring Fund at the lower of that of (a) the net average annualized expense ratio of the Acquiring Fund and (b) the net average annualized expense ratio of the class that such holder will surrender at such closing, in each case measured over the 60-day period ending on the Closing Date. In other words, we will compute the average annualized expense ratio over the 60-day period before the closing for your class and the class that you will receive, and your expenses as a shareholder of the Acquiring Fund will not exceed the lower of the two for two years. The expense ratio of one or both classes during the 60-day computation period for either or both Funds could be higher than as presented in this Prospectus/Proxy Statement due to redemptions of Fund shares prior to the Acquisition or for other reasons. The closing of the proposed Acquisition is expected to be on or about March 30, 2001.

Q: WHAT ARE THE BENEFITS OF THE TRANSACTION?

A: The Board members of your Fund believe that you may benefit from the proposed
    Acquisition, in part, because it will result in a single larger fund with a potentially lower expense ratio and will eliminate confusion in the marketplace associated with there being two fixed income funds managed by the same investment adviser. The proposed Acquisition may result in efficiencies due to a larger asset base. The following pages give you additional information on the proposed Acquisition on which you are being asked to vote.

Q: WILL I INCUR TAXES AS A RESULT OF THE TRANSACTION?

A: The Acquisition is expected to be a tax-free event. Generally, shareholders of the Fund will not incur capital gains or losses on the conversion from the Fund to the Acquiring Fund. Shareholders will incur capital gains or losses if they sell their shares in the Fund before the Acquisition becomes effective or sell or exchange their Acquiring Fund shares after the Acquisition becomes effective. Shareholders will also be responsible for tax obligations associated with periodic dividend and capital gains distributions that occur prior to and after the Acquisition. The Fund will pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the closing date. Please note that retirement accounts are exempt from such tax consequences.

Q: WHAT HAPPENS IF THE PLAN IS NOT APPROVED?

A: In the event the Plan is not approved, you will continue to be a shareholder of the Fund and the Board will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

Q: WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT ADVISORY
    AGREEMENT?

A: The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires a shareholder vote to approve a new investment advisory agreement following certain types of business combinations. Because the acquisition of DLJ on November 3, 2000 caused the then existing investment advisory agreement between your Fund and DLJAM to terminate both pursuant to its terms and the Investment Company Act of 1940, your Board approved an interim investment advisory agreement for the Fund with DLJAM, subsequently assigned to CSAM, which took effect on November 3, 2000 when the acquisition of DLJ was completed. The interim investment advisory agreement has the same fees as the prior agreement. The interim investment advisory agreement will continue in effect until the earlier of 150 days from November 3, 2000, which is April 2, 2001, or until you approve a new investment advisory agreement between your Fund and CSAM. It is very important that you vote on this proposal regardless of your vote for or against the Plan as CSAM's continuing as investment adviser of your Fund requires shareholder approval of a new investment advisory agreement with your Fund.

Q: HOW WILL A NEW INVESTMENT ADVISORY AGREEMENT AFFECT ME AS A FUND SHAREHOLDER?

A: If the Plan is not approved and the new investment advisory agreement with CSAM is approved, you will still own the same shares in the same Fund and CSAM will be the Fund's adviser. The terms of the new investment advisory agreement are the same in all material respects as the current agreement, except that CSAM will be the new investment adviser following your approval and, as more fully explained below, your Fund has retained new administrators to provide administrative services previously provided by DLJAM and CSAM. If the Plan is not approved and shareholders do not approve the new investment advisory agreement, the interim investment advisory agreement will terminate and the Board of Trustees of your Fund will take such action as it deems to be in the best interests of your Fund and its shareholders.

Q: WILL THE INVESTMENT ADVISORY FEE REMAIN THE SAME UNDER THE NEW INVESTMENT
    ADVISORY AGREEMENT IF THE PLAN IS NOT APPROVED?

A: Yes. However, the administrative services provided by CSAM to the Fund without additional fees pursuant to the interim advisory agreement will be provided by Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and PFPC, Inc. ("PFPC") for a total fee not to exceed .17% of average daily net assets. In addition, if the Plan is not approved and CSAM is approved as investment adviser to the Fund, CSAM has agreed to impose limits on the average annual expense ratio of your Fund in two ways. First, CSAM has agreed to assume DLJAM's undertaking to limit your Fund's average annual operating expenses until October 31, 2001. Second, CSAM has agreed to limit average annual expenses from the date of the acquisition of DLJ by Credit Suisse, November 3, 2000, until November 3, 2002, to the annualized levels previously paid by your Fund, measured over the 60-day period ended on November 3, 2000. Consequently, it is not anticipated that there will be any increase in the average annualized operating expense ratio of your Fund through November 3, 2002 due to the retention of CSAMSI and PFPC as co-administrators. Consequently, your Fund will not bear any additional cost through at least November 3, 2002 as a result of the appointment of the co-administrators.

Q: WHAT ELSE AM I BEING ASKED TO VOTE ON?

A: You are being asked to vote to elect a new Board of Trustees.

Q: HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF YOUR FUND, INCLUDING
    THOSE TRUSTEES WHO ARE NOT AFFILIATED WITH THE FUND OR CSAM, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q: WHOM DO I CALL FOR MORE INFORMATION?

A: Please call D.F. King & Co., Inc., the Fund's proxy solicitor, at
    1-800-290-6424.

Q: HOW CAN I VOTE MY SHARES?

A: Please choose one of the following options to vote your shares:

    - By mail, with the enclosed proxy card;

    - By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-800-290-6424;

    - By faxing the enclosed proxy card to D.F. King & Co., Inc.
      Attn: Dominic F. Maurillo, at 212-269-2796;

    - Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

    - In person at the Meeting.

Q: WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A: No. CSAM or its affiliates will bear these costs.

               CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on March 23, 2001

    Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Credit Suisse Warburg Pincus Fixed Income II Fund (the "Fund"), a series of Credit Suisse Warburg Pincus Capital Funds, will be held at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017 on March 23, 2001, commencing at 10:00 a.m. for the following purposes:

1. To approve the Agreement and Plan of Reorganization (the "Plan") providing that (i) the Fund would transfer to Warburg Pincus Fixed Income Fund (the "Acquiring Fund") all of its assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's liabilities,
    (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Fund in liquidation of the Fund, and (iii) the Fund would subsequently be terminated (Proposal Number 1);

2. To approve a new investment advisory agreement as it relates to the Fund permitting Credit Suisse Asset Management, LLC to continue as investment adviser (Proposal Number 2);

3. To elect seven Trustees to the Board of Trustees of the Credit Suisse Warburg Pincus Capital Funds (Proposal Number 3); and

4. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

    THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE ALL OF THE PROPOSALS.

    The Board of Trustees of the Credit Suisse Warburg Pincus Capital Funds has fixed the close of business on January 31, 2001, as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As a convenience to shareholders, you can now vote in any one of five ways:

    - By mail, with the enclosed proxy card(s);

    - By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-800-290-6424;

    - By faxing the enclosed proxy card to D.F. King & Co., Inc.,
    Attn: Dominic F. Maurillo, at 212-269-2796;

    - Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

    - In person at the Meeting.

    If you have any questions regarding the proposals, please feel free to call D.F. King & Co., Inc. at 1-800-290-6424.

    It Is Important That Proxies Be Returned Promptly.

By Order of the Board of Trustees
/s/ Martin Jaffe
------------------------------------

Secretary
February 14, 2001

Your Prompt Attention to the Enclosed Proxy Will Help to Avoid the Expense of Further Solicitation.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                        VALID SIGNATURES
------------                        ----------------
Corporate Accounts

(1) ABC Corp.                       ABC Corp.
(2) ABC Corp.                       John Doe, Treasurer
(3) ABC Corp. c/o John Doe,
   Treasurer                        John Doe
(4) ABC Corp. Profit Sharing Plan   John Doe, Trustee

Trust Accounts

(1) ABC Trust.                      Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d
   12/28/78                         Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o
   John B. Smith, Jr. UGMA          John B. Smith
(2) John B. Smith                   John B. Smith, Jr., Executor

                           PROSPECTUS/PROXY STATEMENT
                               February 14, 2001
                                PROXY STATEMENT
               CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND
                              466 Lexington Avenue
                            New York, New York 10017
                                 (800) 225-8011

                                   PROSPECTUS
                        WARBURG PINCUS FIXED INCOME FUND
                              466 Lexington Avenue
                            New York, New York 10017
                                  800-WARBURG

    This Prospectus/Proxy Statement is being furnished to shareholders of Credit Suisse Warburg Pincus Fixed Income II Fund (the "Fund") (formerly the DLJ Fixed Income Fund), a series of the Credit Suisse Warburg Pincus Capital Funds (formerly the DLJ Focus Funds), an open-end, management investment company organized as a Massachusetts business trust, in connection with the solicitation of proxies by the Board of Trustees of Credit Suisse Warburg Pincus Capital Funds for use at a Special Meeting of Shareholders to be held on March 23, 2001 at 10:00 a.m. (the "Meeting"), at the offices of the Fund located at 466 Lexington Avenue, 16th Floor, New York, New York 10017, or any adjournment(s) thereof. A list of the proposals to be considered is set forth below:

1.  to approve an agreement and plan of reorganization (the "Plan");

2.  to approve a new investment advisory agreement for the Fund;

3. to elect seven Trustees to the Board of Trustees of the Credit Suisse Warburg Pincus Capital Funds; and

4. to transact such other business as may properly come before the meeting and any adjournment thereof.

    Pursuant to the Plan, the Fund would transfer to Warburg Pincus Fixed Income Fund, an open-end management investment company organized as a Massachusetts business trust (the "Acquiring Fund" and, together with the Fund, the "Funds"), all of its assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's liabilities; such shares of the Acquiring Fund would be distributed to shareholders of the Fund in liquidation of the Fund; and the Fund would subsequently be terminated (hereinafter collectively referred to as the "Acquisition").

    The Plan will not result in any material changes in the investment philosophy of the Fund. The investment objective of the Fund (i.e., provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities, including, without limitation, convertible and non-convertible debt securities of foreign and domestic companies, including both well-known and established and new and lesser known companies) is substantially similar to the investment objective and strategy of the Acquiring Fund (i.e., generate high current income consistent with reasonable risk and, secondarily, capital appreciation by investing in fixed-income securities denominated primarily in U.S. dollars). The investment policies of the Acquiring Fund are similar to those of the Fund, other than differences described under "Comparison of Investment Objectives and Policies" in this Prospectus/Proxy Statement. The investment adviser, co-administrators and distributor for the Acquiring Fund are the same as those of the Fund, although the transfer agent and independent accountant will change in connection with the Acquisition.

    As a result of the proposed Acquisition, each shareholder of a class of shares of the Fund will receive that number of shares of the Common Class of the Acquiring Fund, in the case of Class D shares of the Fund, and the Advisor Class, in the case of Class A shares, Class B shares or Common Class shares (formerly Class R shares) of the Fund, in each case, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund immediately prior to the Acquisition. All expenses of the Acquisition and of this solicitation will be borne by CSAM or its affiliates. No sales or other charges will be imposed on the shares of the Acquiring Fund received by the shareholders of the Fund in connection with the Acquisition. This transaction is structured to be tax-free for federal income tax purposes to shareholders of the Fund and to each of the Fund and the Acquiring Fund.

    This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before voting. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about February 16, 2001. A Statement of Additional Information dated February 14, 2001, relating to this Prospectus/Proxy Statement and the Acquisition, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon oral or written request and without charge by writing to the Acquiring Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling (800)-WARBURG (800-927-2874).

    The following documents, which have been filed with the SEC, are incorporated herein in their entirety by reference.

    - The current Prospectus of each of the Common Shares and the Advisor Shares of the Acquiring Fund, each dated February 29, 2000, supplements thereto dated May 2, 2000, August 1, 2000 and November 22, 2000 and the Shareholder Guide dated January 1, 2001. The Acquiring

      Fund Prospectuses for the Common Class or the Advisor Class, as applicable, and the supplements thereto and the Shareholder Guide accompany this Prospectus/Proxy Statement.

    - The current Prospectus of the Fund, dated August 1, 2000 and supplements thereto dated October 31, 2000, December 1, 2000, December 15, 2000, January 16, 2001 and February 6, 2001. The Fund's Prospectus and the supplements thereto are available upon request without charge by writing to the Fund at the address listed above or by calling the number indicated above.

    - The Annual Report of the Fund for the fiscal year ended October 31, 2000 and of the Acquiring Fund for the fiscal year ended October 31, 2000. The Annual Report of the Acquiring Fund accompanies this Prospectus/Proxy Statement. The Fund's most recent Annual Report to shareholders is available upon request without charge by writing to the Fund at the address listed above or by calling the number indicated above.

    Accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the form of the Plan for the proposed Acquisition.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

                               TABLE OF CONTENTS

PROPOSAL NUMBER 1 -- APPROVAL OF THE PLAN...................      5
    Summary.................................................      5
    Risk Factors............................................     10
    Reasons for the Acquisition.............................     11
    Fee Table...............................................     13
    Information About The Acquisition.......................     16
    Comparison of Investment Objectives and Policies........     22
    Determination of Net Asset Value of Shares of the
    Acquiring Fund..........................................     28
    Management of Each Fund.................................     28
    Interest of CSAM in the Acquisition.....................     29
    Information on Shareholders' Rights.....................     30
    Conclusion..............................................     32
    Required Vote...........................................     33
PROPOSAL NUMBER 2 -- APPROVAL OF A NEW INVESTMENT ADVISORY
AGREEMENT...................................................     34
    Information About DLJAM.................................     34
    The Previous and Interim Investment Advisory
    Agreement...............................................     35
    Brokerage Commissions...................................     37
    The New Investment Advisory Agreement...................     37
    Information About CSAM..................................     40
    Section 15(f) ..........................................     40
    Evaluation by the Board.................................     40
    Required Vote...........................................     42
PROPOSAL NUMBER 3 -- ELECTION OF SEVEN TRUSTEES TO THE BOARD
OF TRUSTEES.................................................     43
ADDITIONAL INFORMATION......................................     53
VOTING INFORMATION..........................................     53
OTHER BUSINESS..............................................     55
FINANCIAL STATEMENTS AND EXPERTS............................     56
ADDITIONAL MATERIALS........................................     56
LEGAL MATTERS...............................................     56
EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION.............    A-1
EXHIBIT B: FORM OF INVESTMENT ADVISORY AGREEMENT............    B-1
EXHIBIT C: CERTAIN INFORMATION ABOUT CSAM AND CREDIT SUISSE
           GROUP............................................    C-1

                              PROPOSAL NUMBER 1 --
                              APPROVAL OF THE PLAN

SUMMARY

    THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE PLAN (A COPY OF THE FORM OF WHICH IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A), THE PROSPECTUS OF THE FUND, THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND, THE PROSPECTUSES OF THE ACQUIRING FUND AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND.

    PROPOSED ACQUISITION. The Plan provides for the acquisition of all of the assets and liabilities of the Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund. The Plan also calls for the distribution of shares of the Acquiring Fund to the Fund's shareholders in liquidation of the Fund. As a result of the Acquisition, each holder of Class D shares of the Fund will become the owner of that number of full and fractional shares of the Common Class of the Acquiring Fund and each holder of Class A shares of the Fund, each holder of Class B shares of the Fund and each holder of Common Class shares of the Fund will become the owner of that number of full and fractional shares of the Advisor Class of the Acquiring Fund, in each case, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Fund as of the close of business on the date that the Fund's assets and liabilities are exchanged for shares of the Acquiring Fund. See "Information About the Acquisition--Agreement and Plan of Reorganization."

    Because the Fund is a series of the Credit Suisse Warburg Pincus Capital Funds, it does not have a Board of Trustees separate from the other series of the Credit Suisse Warburg Pincus Capital Funds. Accordingly, when we refer to the "Trustees of the Fund" or the "Board of Trustees of the Fund" elsewhere in this prospectus/proxy statement, we mean the Trustees and the Board of Trustees of the Credit Suisse Warburg Pincus Capital Funds. For the reasons set forth below under "Reasons for the Acquisition," the Board of Trustees of the Credit Suisse Warburg Pincus Capital Funds, including the Trustees of the Credit Suisse Warburg Pincus Capital Funds who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has unanimously concluded that the Acquisition would be in the best interests of the shareholders of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the transaction contemplated by the Acquisition. The

Board therefore has submitted the Plan for approval by the Fund's shareholders. The Board of Trustees of the Acquiring Fund has also reached similar conclusions and approved the Acquisition with respect to the Acquiring Fund.

    Approval of the Acquisition of the Fund will require the affirmative vote of a majority of the Fund's outstanding shares, in the aggregate without regard to class, present in person or represented by proxy. See "Voting Information." In the event that the Plan is not approved by shareholders of the Fund, the Board will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

    TAX CONSEQUENCES. Prior to completion of the Acquisition, the Fund and the Acquiring Fund will have received an opinion of counsel that, upon the closing of the Acquisition and the transfer of the assets of the Fund, no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of the Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Fund previously held by such shareholder. In addition, the holding period and aggregate tax basis of the assets of the Fund in the hands of the Acquiring Fund as a result of the Acquisition will be the same as in the hands of the Fund immediately prior to the Acquisition.

    INVESTMENT OBJECTIVES AND POLICIES. The investment objective and strategy of the Acquiring Fund (i.e., generate high current income consistent with reasonable risk and, secondarily, capital appreciation by investing in fixed-income securities denominated primarily in U.S. dollars) is substantially similar to the investment objective of the Fund (i.e., provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities, including, without limitation, convertible and non-convertible debt securities of foreign and domestic companies, including both well-known and established and new and lesser known companies). The investment policies of the Acquiring Fund are similar to those of the Fund. However, the Acquiring Fund may be subject to additional risks associated with investing in below-investment grade debt securities, undertaking hedging strategies and purchasing options as it is permitted to invest in such securities while the Fund is not. The other investment policies of the Acquiring Fund are similar to those of the Fund except for differences noted below under "Comparison of Investment Objectives and Policies." Except as noted below under "Comparison of Investment Objectives and Policies," each Fund has similar fundamental and non-fundamental investment limitations.

    PURCHASE AND REDEMPTION PROCEDURES. Except as otherwise indicated in this section, the Funds have substantially similar policies with respect to purchases, redemptions and exchanges of shares. Class A shares, Class B shares or Common Class shares of the Fund may be purchased directly from the

Fund, through the Fund's distributor or through selected dealers. Class D shares are offered to employees of Credit Suisse First Boston ("CSFB") or its subsidiaries that are eligible to participate in the Credit Suisse First Boston Employees' Savings and Profit Sharing Plan, certain investment advisory or brokerage clients of CSAM and certain employee benefit plans for CSAM employees. The Acquiring Fund's Common and Advisor Class Shares may be purchased from the Fund's distributor and various financial intermediaries. Class D Shares of the Fund are exempt from the Fund's minimum and subsequent purchase requirements. Common Shares of the Acquiring Fund require a minimum initial investment of $2,500, and a minimum additional investment of $100 if made by check, although this amount varies based on the method of payment. The Acquiring Fund and the Fund require holders of Common Shares to maintain a minimum account size of $2,000. However, CSAM has agreed to waive minimum account size requirements for shareholders of the Fund who are currently below applicable minimum account size requirements.

    Like holders of Class A shares, Class B shares and Common Class shares of the Fund, holders of the Common Class of the Acquiring Fund may redeem their shares by telephone for accounts with such privileges. Both Funds require that requests for redemptions of large amounts be made in writing and be accompanied by a signature guarantee.

    In addition, both Funds offer automatic investment and withdrawal programs. The Fund's automatic investment program requires a minimum purchase of $25 on Class A shares or Class B shares on a regular basis. The Acquiring Fund's Common and Advisor Class and the Fund's Common Class offer an automatic monthly investment plan, which requires a $50 minimum on purchases of Common Shares. The Acquiring Fund's and the Fund's Common Class also offer an automatic withdrawal plan for making automatic periodic withdrawals of $250 or more. The Fund's automatic withdrawal plan is available to holders of Class A shares and Class B shares with a current net asset value of at least $10,000. Such shareholders may receive, or designate a third party to receive, periodic payment by check in an amount not less than $50.

    You should note that while holders of Class A shares or Class B shares of the Fund have available the "Automatic Exchange Plan" and the "Dividend Direction Option," the Acquiring Fund does not offer similar programs to holders of its Common or Advisor Class of shares. Shareholders of the Fund who currently participate in the Dividend Direction Option will have dividends reinvested in the form of additional full and fractional shares of the relevant Fund unless a shareholder elects otherwise. Any sales charges to a purchase or redemption are discussed below under "Sales Charges."

    You should also note that certain brokers who distribute shares of the Fund may not distribute shares of the Acquiring Fund. The Prospectuses of the

Acquiring Fund provide additional information on purchasing shares of the Acquiring Fund.

    SALES CHARGES. Class A shares of the Fund are sold at net asset value per share with an initial sales charge of 4.75% which declines for larger purchases and is zero for purchases of $1 million or more (purchases of $1 milion or more may be subject to a contingent deferred sales charge if such shares are redeemed within one year of purchase) and are subject to a 12b-1 fee of 0.25% per annum of average daily net assets. Class B shares of the Fund are sold without an initial sales charge but may be subject to a contingent deferred sales charge ("CDSC") of 4.00% for redemptions in the first year after purchase and declines by 1.00% annually to zero for redemptions made after the fourth year and are subject to a 12b-1 fee of 1.00% per annum of average daily net assets. Class D shares are sold at net asset value per share without an initial sales charge, CDSC or 12b-1 fee but are offered only to employees of CSFB or its subsidiaries who are eligible to participate in the Credit Suisse First Boston Employees' Savings and Profit Sharing Plan, certain investment advisory or brokerage clients of CSAM and certain employee benefit plans for CSAM employees and are not subject to any sales charge. Common Class shares are sold at net asset value per share without an initial sales charge or CDSC and are subject to a 12b-1 fee of 0.25% of average daily net assets. Shares of the Acquiring Fund are sold at net asset value per share and without an initial sales charge or CDSC. Shareholders of the Fund who hold Class A or Class B shares of the Fund who receive Advisor Class shares of the Acquiring Fund as part of the Acquisition will continue to be subject to the CDSC that would otherwise be applicable to such Class A or Class B shares. Common Shares of the Acquiring Fund are not subject to a 12b-1 fee. Advisor Shares of the Acquiring Fund are assessed a 12b-1 fee of 0.25% per annum. See "Fee Table" below.

    EXCHANGE PRIVILEGES. The exchange privileges available to shareholders of the Acquiring Fund are similar to those available to shareholders of the Fund. Shareholders of each Fund, with the exception of Class D Shares of the Fund, may exchange at net asset value all or a portion of their shares for shares of the same class of other mutual funds in their respective family of funds at their respective net asset values provided that such Fund offers the relevant class of shares. For former Fund shareholders, the family of funds available for exchange immediately after the Acquisition will consist of the Warburg Pincus family of funds offering Common Class shares for former Class D shareholders and Advisor shares for former Class A, Class B and Common Class shareholders (subject to the further conditions noted below). Exchanges from the Warburg Pincus family of funds into a fund in the DLJ Mutual Funds (now called the Credit Suisse Warburg Pincus Funds) (and vice versa) would not be permitted. It is anticipated that, at such time as the transfer agent of both fund families is changed to be the same, exchanges between funds in the two families will be permitted. This change is expect to occur on or before July 1, 2001.

Between the Closing Date and this date, if a former Fund shareholder wishes to exchange shares of the Acquiring Fund for shares of a fund in the Credit Suisse Warburg Pincus family of funds, that shareholder would be required to place both a sale order with the Acquiring Fund and a purchase order with the relevant fund in the Credit Suisse Warburg Pincus family of funds. Although the tax consequences of that sale/purchase would be the same as those of any exchange, the sale and purchase transactions would be effected on successive days, unlike an exchange which is effected on a single day.

    Exchanges may be effected by mail or by telephone. In the case of the Fund, holders of Class A and Class B Shares may participate in an "Automatic Exchange Plan." The Acquiring Fund does not offer such a plan. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases in the fund in which shares are being purchased. Each of the Fund and the Acquiring Fund may refuse exchange purchases at any time without prior notice. The exchange privilege may be modified or terminated at any time upon 30 days' notice to shareholders.

    The exchange privilege is available to shareholders residing in any state in which the relevant fund's shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. No initial sales charge is imposed on the shares being acquired in an exchange. See the Shareholder Guide which accompanies the Prospectuses of the Acquiring Fund.

    DIVIDENDS. The Acquiring Fund and the Fund each distribute substantially all of their respective net investment income and net realized capital gains, if any, to their respective shareholders. All distributions are reinvested in the form of additional full and fractional shares of the relevant Fund unless a shareholder elects otherwise. Each Fund declares dividends, if any, daily, and pays them monthly, from net investment income. Net realized capital gains (including net short-term capital gains), if any, of each Fund normally will be distributed annually. It is expected that the Fund will pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the Closing Date. If paid as of January 31, 2001, the amount of this dividend would have ranged between $0.03 to $0.04 per share depending on the class of shares held, consisting solely of net investment income (the Fund's realized capital gains as of that date would be offset by available capital loss carryforwards). The amount of any dividend actually paid prior to the Closing Date may be higher or lower than this amount (perhaps materially so), depending on a number of factors, such as changes in the value of Fund holdings and net redemptions of Funds shares. See "Dividend and Distribution Information" in the Prospectus of the Fund.

    SHAREHOLDER VOTING RIGHTS. The Acquiring Fund and the Fund are each registered with the SEC as open-end management investment companies. The Acquiring Fund is a Massachusetts business trust, having a Board of Trustees. The Fund is a series of a Massachusetts business trust with a Board of Trustees. Shareholders of each Fund have similar voting rights. Neither Fund holds a meeting of shareholders annually, except as required by the 1940 Act or other applicable law. The Acquiring Fund's By-Laws provide that a special meeting of shareholders will be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. Payment by such shareholders of the reasonably estimated cost of preparing and mailing a notice of the meeting is required in advance of the meeting, provided, however, that the matter to be considered at such special meeting of shareholders is not substantially the same as a matter voted on at a special meeting of shareholders held during the preceding 12 months. The Fund's Agreement and Declaration of Trust provides that a special meeting of shareholders will be called at the written request of shareholders holding at least 10% of the outstanding shares of the Fund. To the extent required by law, each Fund will assist in shareholder communications in such matters. The presence of a majority of the outstanding shares of a Fund at a shareholder meeting will constitute a quorum.

    Under the laws of The Commonwealth of Massachusetts, shareholders of the Funds will not have appraisal rights in connection with a combination or acquisition of the assets of the Fund by another entity. Shareholders of the Fund may, however, redeem their shares at net asset value prior to the date of the Acquisition (subject only to certain restrictions set forth in the 1940
Act). See "Information on Shareholders' Rights--Voting Rights."

RISK FACTORS

    Due to the fact that the investment objective and strategy of the Acquiring Fund (i.e., generate high current income consistent with reasonable risk and, secondarily, capital appreciation by investing in fixed-income securities denominated primarily in U.S. dollars) and the Fund (i.e., provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities, including, without limitation, convertible and non-convertible debt securities of foreign and domestic companies, including both well-known and established and new and lesser known companies) are substantially similar and the investment policies and restrictions of the Acquiring Fund are, except as noted herein, similar to those of the Fund, the investment risks are also similar. The principal risk factors affecting both the Fund and the Acquiring Fund are market risk and the risks associated with
(i) interest-rate risk and (ii) credit risk. The Acquiring Fund has exposure to the risks associated with: investing in below-investment grade debt securities (as it is permitted to invest up to 35% of its total assets in these securities); undertaking hedging strategies; and purchasing options. The Fund, however, is not permitted to invest in such securities. Accordingly, the Acquiring Fund may be subject to greater volatility with respect to its portfolio securities than the Fund. See the accompanying Prospectuses of the Acquiring Fund for a complete discussion of the risks of investing in that Fund.

REASONS FOR THE ACQUISITION

    The Board of Trustees of the Fund has unanimously determined that it is in the best interest of the Fund to effect the Acquisition. In reaching this conclusion, the Board considered a number of factors, including the following:

    1. the Acquisition will result in a single fund, thereby eliminating confusion in the marketplace associated with there being two fixed income funds managed by CSAM;

    2. the Acquisition may increase efficiencies, due to a somewhat larger asset base and the elimination of one of the two sets of prospectuses, annual reports and other documents required for two funds, although there is no guarantee that the combined fund will realize such efficiencies;

    3.  the performance record of the Acquiring Fund;

    4. a larger asset base could provide portfolio management benefits, such as greater diversification to mitigate the risks of investing in fixed income securities and the ability to command more attention from brokers and underwriters of portfolio securities;

    5.  the terms and conditions of the Acquisition;

    6. the substantially similar investment objective and strategy, and similar investment policies and restrictions of the Acquiring Fund in relation to those of the Fund;

    7. that the investment adviser for the Acquiring Fund is the same as that of the Fund;

    8. the federal tax consequences of the Acquisition to the Fund, the Acquiring Fund and the shareholders of each Fund, and that a legal opinion will be rendered that no recognition of gain or loss for federal income tax purposes will occur as a result of the Acquisition to any of them;

    9. the possibility of alternative transactions, including the possibility of a transaction with a fund that is not managed by CSAM;

    10. that the interests of shareholders of the Fund will not be diluted as a result of the Acquisition;

    11. CSAM has agreed to reimburse expenses, for the two-year period beginning on the date of the closing of the Acquisition to the extent necessary to maintain the net average annualized expense ratio of each class of the

Acquiring Fund at the lower of that of (i) in the case of the Common Class of the Acquiring Fund, the net average annualized expense ratio of Class D shares of the Fund and the net average annualized expense ratio of the Common Class of the Acquiring Fund and (ii) in the case of the Advisor Class of the Acquiring Fund, the net average annualized expense ratio of Class A shares, Class B shares and Common Class shares of the Fund and the net average annualized expense ratio of the Advisor Class of the Acquiring Fund, in each case measured over the 60-day period ending on the Closing Date;

    12. that the expenses of the Acquisition will be borne by CSAM or its affiliates; and

    13. that no sales or other charges will be imposed in connection with the Acquisition.

    In light of the foregoing, the Board of Trustees of the Fund, including the Independent Trustees, has determined that it is in the best interests of the Fund and its shareholders to effect the Acquisition. The Board of Trustees of the Fund has also determined that the Acquisition would not result in a dilution of the interests of the Fund's shareholders. In presenting the Acquisition to the Board for its consideration, CSAM emphasized and the Board focused in particular on: (i) performance; (ii) costs; (iii) similarities and differences between the Funds; and (iv) the tax-free nature of the transaction.

    The Board of Trustees of the Acquiring Fund has also determined that it is advantageous to the Acquiring Fund to effect the Acquisition. The Acquiring Fund's Board of Trustees considered, among other things, (1) the terms and conditions of the Acquisition, (2) CSAM's representation that, to its knowledge, there are no claims, or circumstances that are reasonably likely to give rise to claims, against the Fund that would materially adversely affect the Fund or its assets or business, (3) CSAM's covenant that the Acquiring Fund will succeed to all rights that the Fund has, or would have but for the Acquisition, against CSAM or its affiliates by reason of any failure to act by CSAM or its affiliates prior to the Closing Date, and (4) representations that the Acquisition would be effected as a tax-free reorganization. Accordingly, the Board of Trustees of the Acquiring Fund, including a majority of the Independent Trustees, has determined that the Acquisition is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Acquisition.

FEE TABLE

    Following is a table showing current fees and expenses of the Class D shares of the Fund, holders of which will receive the Common Class of the Acquiring Fund upon closing of the Acquisition, and Class A, Class B and Common Class shares of the Fund, holders of which will receive the Advisor Class of the Acquiring Fund upon closing of the Acquisition, and the costs and expenses of the Common Class and Advisor Class of the Acquiring Fund before and after giving effect to the Acquisition. The table does not reflect charges that institutions and financial intermediaries may impose on their customers.

                             BEFORE FEE WAIVERS AND REIMBURSEMENTS
------------------------------------------------------------------------------------------------
                                                                                 WARBURG PINCUS
                                                                                      FIXED
                                                                     ACQUIRING     INCOME FUND
                                                                       FUND         PRO FORMA
                                                            FUND     ---------       (COMMON
                                                          --------    COMMON       CLASS AFTER
                                                          CLASS D*    CLASS*      ACQUISITION)
                                                          --------   ---------   ---------------
Shareholder Transaction Expenses:
  Maximum sales charge imposed on purchases (as a
    percentage of offering price).......................    None       None           None
------------------------------------------------------------------------------------------------
Maximum deferred sales charge (as a percentage of
  original purchase price, or redemption proceeds, as
  applicable)...........................................    None       None           None
------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are
  deducted from fund assets)
  Management fees.......................................    0.59%      0.50%          0.50%
  12b-1 fees............................................    0.00%      0.00%          0.00%
  Other expenses........................................    0.24%      0.29%          0.29%
------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses***.................    0.83%      0.79%          0.79%
------------------------------------------------------------------------------------------------

                                                                                      WARBURG PINCUS
                                                                                           FIXED
                                                                          ACQUIRING     INCOME FUND
                                                    FUND                    FUND         PRO FORMA
                                      ---------------------------------   ---------      (ADVISOR
                                                                COMMON     ADVISOR      CLASS AFTER
                                      CLASS A*+    CLASS B*     CLASS*     CLASS*      ACQUISITION)
                                      ----------   ---------   --------   ---------   ---------------
Shareholder Transaction Expenses:
  Maximum sales charge imposed on
    purchases (as a percentage of
    offering price).................     4.75%       None        None       None               None+
-----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (as a
  percentage of original purchase
  price, or redemption proceeds, as
  applicable).......................     None           4%**     None       None                None****
-----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
  (expenses that are deducted from
  fund assets)
  Management fees...................     0.59%       0.59%       0.59%      0.50%               0.50%
  12b-1 fees........................     0.25%       1.00%       0.25%      0.25%               0.25%
  Other expenses....................     0.24%       0.24%       0.24%      0.29%               0.29%
-----------------------------------------------------------------------------------------------------
Total Annual Fund Operating
  Expenses***.......................     1.08%       1.83%       1.08%      1.04%               1.04%
-----------------------------------------------------------------------------------------------------

* Fee waivers and expense reimbursements or credits reduced expenses for the Fund and the Acquiring Fund during their most recent fiscal years but may be discontinued at any time after October 31, 2001 for the Fund and at any time for the Acquiring Fund, subject to the two-year waiver described below. Actual and pro forma fees and expenses for the year ended October 31, 2000 for the Fund and the Acquiring Fund are shown below:

                   AFTER CONTRACTUAL FEE WAIVERS AND REIMBURSEMENTS

----------------------------------------------------------------------

----------------------------------------------------------------------

                                                                                 WARBURG PINCUS
                                                                                  FIXED INCOME
                                                                     ACQUIRING        FUND
                                                                       FUND         PRO FORMA
                                                            FUND     ---------       (COMMON
                                                          --------    COMMON       CLASS AFTER
                                                          CLASS D      CLASS      ACQUISITION)
                                                          --------   ---------   --------------
     ANNUAL FUND OPERATING EXPENSES
       (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
       Management fees..................................    0.46%      0.48%          0.43%
       12b-1 fees.......................................    0.00%      0.00%          0.00%
       Other expenses...................................    0.24%      0.27%          0.27%
     -------------------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses...............    0.70%      0.75%          0.70%
     -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                       WARBURG PINCUS
                                                                                            FIXED
                                                                           ACQUIRING     INCOME FUND
                                                       FUND                  FUND         PRO FORMA
                                          ------------------------------   ---------      (ADVISOR
                                                                 COMMON     ADVISOR      CLASS AFTER
                                          CLASS A    CLASS B     CLASS       CLASS      ACQUISITION)
                                          --------   --------   --------   ---------   ---------------
     ANNUAL FUND OPERATING EXPENSES
       (EXPENSES THAT ARE DEDUCTED FROM
       FUND ASSETS)
       Management fees..................    0.46%      0.46%      0.46%      0.48%          0.43%
       12b-1 fees.......................    0.25%      1.00%      0.25%      0.25%          0.25%
       Other expenses...................    0.24%      0.24%      0.24%      0.27%          0.27%
     -------------------------------------------------------------------------------------------------
     Total Annual Fund Operating
       Expenses.........................    0.95%      1.70%      0.95%      1.00%          0.95%
     -------------------------------------------------------------------------------------------------

** 4% in the first year after purchase, declining annually by 1% to zero after the fourth year. Following the Acquisition, shareholders of the Fund holding Class B shares who receive Advisor Class shares will remain subject to the CDSC that would have been applicable to their Class B shares.

*** CSAM and CSAMSI, as applicable, have agreed to waive fees, and CSAM has agreed to reimburse expenses, for the two-year period beginning on the date of the closing of the Acquisition to the extent necessary to maintain the net average annualized expense ratio of each class of the Acquiring Fund at the lower of that of (i) in the case of the Common Class of the Acquiring Fund, the net average annualized expense ratio of Class D shares of the Fund and the net average annualized expense ratio of the Common Class of the Acquiring Fund and (ii) in the case of the Advisor Class, the net average annualized expense ratio of Class A shares, Class B shares and Common Class shares of the Acquiring Fund of the Fund and the net average annualized expense ratio of the Advisor Class, in each case measured over the 60 day period ended on the Closing Date. The expense ratio of a class of the Fund during the 60-day computation period could be higher than that shown above, due to redemptions of Fund shares prior to the Acquisition or for other reasons. If this occurred, the level at which Acquiring Fund expenses would be waived and/or reimbursed could be higher than that shown above. In addition, there can be no assurance that Acquiring Fund expenses would not increase following the two-year period.

**** Following the Acquisition, shareholders of the Fund holding Class B shares who receive Advisor Class shares will remain subject to the CDSC that would have been applicable to their Class B shares.

+ The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% contingent deferred sales charge on redemptions made within one year of purchase. Following the Acquisition, shareholders of the Fund holding Class A shares who receive Common Class shares will remain subject to the CDSC that would have been applicable to their Class A shares.

EXAMPLES

    The following examples are intended to assist an investor in understanding the various costs that an investor in each Fund will bear directly or indirectly. The examples assume payment of operating expenses at the levels set forth in the two tables immediately above (i.e., after fee waivers and expense reimbursements). The examples also assume that all dividends and distributions are reinvested.

Assume you invest $10,000, each Fund returns 5% annually and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                                                                 WARBURG PINCUS
                                                                                      FIXED
                                                                  ACQUIRING        INCOME FUND
                                                    FUND             FUND         COMMON CLASS
CLASS D                                        CLASS D SHARES    COMMON CLASS     PRO FORMA(2)
-------                                        --------------   --------------   ---------------
1 Year.......................................      $  72             $ 81             $ 72
3 Year.......................................        252              252              234
5 Year.......................................        448              439              421
10 Year......................................       1013              978              961

                                                                                   WARBURG PINCUS
                                                     FUND              ACQUIRING        FIXED
                                           -------------------------     FUND        INCOME FUND
                                                             COMMON     ADVISOR     ADVISOR CLASS
CLASS A AND COMMON CLASS                      CLASS A        CLASS       CLASS      PRO FORMA(2)
------------------------                   --------------   --------   ---------   ---------------
1 Year...................................      $ 567         $  97       $ 106          $  97
3 Year...................................        790           331         331            313
5 Year...................................       1030           583         574            556
10 Year..................................       1718          1305        1271           1254

Assume you invest $10,000, each Fund returns 5% annually and you do not close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                                                                 WARBURG PINCUS
                                                            FUND     ACQUIRING        FIXED
                                                          --------     FUND        INCOME FUND
                                                           CLASS      ADVISOR     ADVISOR CLASS
CLASS B                                                     B(1)       CLASS      PRO FORMA(2)
-------                                                   --------   ---------   ---------------
1 Year..................................................   $ 173       $ 106          $  97
3 Year..................................................     563         331            313
5 Year..................................................     978         574            556
10 Year.................................................    1940        1271           1254

Assume you invest $10,000, each Fund returns 5% annually and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                                                             WARBURG PINCUS
                                                        FUND     ACQUIRING        FIXED
                                                      --------     FUND        INCOME FUND
                                                       CLASS      ADVISOR     ADVISOR CLASS
CLASS B                                                 B(1)       CLASS      PRO FORMA(2)
-------                                               --------   ---------   ---------------
1 Year..............................................   $ 573       $ 106          $ 497
3 Year..............................................     763         331            513
5 Year..............................................     978         574            556
10 Year.............................................    1940        1271           1254

------------------
(1) Class B shares of the Fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Examples set forth above.

(2) For the first 2 years assumes net expense ratio due to CSAM waiver.

    The examples provide a means for an investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, each Fund's actual return will vary and may be greater or less than 5.00%. These examples should not be considered representations of past or future expenses and actual expenses may be greater or less than those shown.

INFORMATION ABOUT THE ACQUISITION

    AGREEMENT AND PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the form of Plan (Exhibit A hereto). The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Fund on the Closing Date. The Closing Date is expected to be on or about March 30, 2001.

    Prior to the Closing Date, the Fund will endeavor to discharge all of its known liabilities and obligations, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities of the Fund, as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), currently 4:00 p.m. New York City time, on the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value per share of each class of each Fund will be calculated by determining the total assets attributable to such class, subtracting the relevant class' pro rata share of the actual and accrued liabilities of a Fund and the liabilities specifically allocated to that class of shares, and dividing the result by the total number of outstanding shares of the relevant class. Each Fund will utilize the procedures set forth in its respective current Prospectus(es) or Statement of Additional Information to determine the value of their respective portfolio securities and to determine the aggregate value of each Fund's portfolio.

    On or as soon after the Closing Date as conveniently practicable, the Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the shares of the corresponding class of the Acquiring Fund received by the Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the number of shares of the relevant class of shares of the Acquiring Fund due to each of the Fund's shareholders calculated in accordance with the Plan. After such distribution and the winding up of its affairs, the Fund will terminate as a management investment company and dissolve as a series of the Credit Suisse Warburg Pincus Capital Funds.

    The consummation of the Acquisition is subject to the conditions set forth in the Plan, including approval of the Plan by the shareholders of the Fund. Notwithstanding approval by the shareholders of the Fund, the Plan may be terminated at any time at or prior to the Closing Date: (i) by mutual agreement of the Fund and the Acquiring Fund; (ii) by the Fund in the event the Acquiring Fund shall, or by the Acquiring Fund, in the event the Fund shall, materially breach any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date; or (iii) if a condition to the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

    Pursuant to the Plan, the Acquiring Fund has agreed to indemnify and advance expenses to each Trustee or officer of the Fund against money damages incurred in connection with any claim arising out of such person's services as a Trustee or officer with respect to matters specifically relating to the Acquisition.

    Approval of the Plan with respect to the Fund will require the affirmative vote of a majority of the Fund's outstanding shares in the aggregate without regard to class, in person or by proxy, if a quorum is present. Shareholders of the Fund are entitled to one vote for each share. If the Acquisition is not approved by shareholders of the Fund, the Board of Trustees of the Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

    DESCRIPTION OF THE ACQUIRING FUND SHARES. Shares of the Acquiring Fund will be issued to the Fund in accordance with the procedures detailed in the Plan and as described in the Acquiring Fund's Prospectuses and Shareholder Guide. The Acquiring Fund, like the Fund, will not issue share certificates to its shareholders. See "Information on Shareholders' Rights" and the Prospectuses of the Acquiring Fund for additional information with respect to the shares of the Acquiring Fund.

    The Acquiring Fund has authorized two classes of common stock, called Common Shares and Advisor Shares. Common Class shares of the Acquiring Fund will be issued to holders of Class D shares of the Fund and Advisor Class shares of the Acquiring Fund will be issued to holders of Class A, Class B and Common Class shares of the Fund. The Acquiring Fund intends to continuously offer Common Shares and Advisor Shares after consummation of the Acquisition. Individual investors are only able to purchase Advisor Shares through financial-services firms such as banks, brokers and financial advisors. Shares of each class of the Acquiring Fund represent equal pro rata interests in the Acquiring Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher 12b-1 fees to be paid by the Advisor Shares, the total return on the Advisor Shares can be expected to be lower than the total return on the Common Shares.

    FEDERAL INCOME TAX CONSEQUENCES. The exchange of assets of the Fund for shares of the Acquiring Fund, followed by the distribution of these shares, is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Acquisition, the Acquiring Fund and the Fund will receive an opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Acquisition:

        (1) the transfer of all of the Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Fund, and the distribution of the Acquiring Fund shares to the shareholders of the Fund in exchange for their shares of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the

    Code, and the Acquiring Fund and the Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

        (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Fund;

        (3) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Fund or upon the distribution of the Acquiring Fund shares to the Fund's shareholders;

        (4) no gain or loss will be recognized by shareholders of the Fund upon the exchange of their shares for Acquiring Fund shares or upon the assumption by the Acquiring Fund of the liabilities of the Fund;

        (5) the aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Fund pursuant to the Acquisition will be the same as the aggregate tax basis of the shares of the Fund held by such shareholder immediately prior to the Acquisition, and the holding period of the Acquiring Fund shares to be received by each shareholder of the Fund will include the period during which the shares of the Fund exchanged therefor were held by such shareholder (provided that such shares of the Fund were held as capital assets on the date of the Acquisition); and

        (6) the tax basis of the Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Acquisition, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

    You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither the Fund nor the Acquiring Fund will seek to obtain a ruling from the IRS regarding the tax consequences of the Acquisition. Accordingly, if the IRS sought to challenge the tax treatment of the Acquisition and was successful, neither of which is anticipated, the Acquisition could be treated, in whole or in part, as a taxable sale of assets of the Fund, followed by the taxable liquidation thereof.

    Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the proposed Acquisition in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Acquisition, shareholders of the Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Acquisition.

    CAPITALIZATION. The following table shows the capitalization of each Fund as of October 31, 2000 and the capitalization of the Acquiring Fund on a pro forma basis as of the Closing Date, after giving effect to the Acquisition.(1)

                                                                                         WARBURG
                                                                                          PINCUS
                                                                                       FIXED INCOME
                                                                         PRO FORMA         FUND
                                            FUND       ACQUIRING FUND    ADJUSTMENT     PRO FORMA
                                        ------------   --------------   ------------   ------------
Net Assets -- Fund
  Level(2)                              $133,700,670    $308,991,579              --   $442,692,249
                             Common               --     302,187,709    $ 95,471,436    397,659,145
                             Advisor              --       6,803,870      38,229,234     45,033,104
                             Class A      34,950,921              --     (34,950,921)            --
                             Class B       3,256,257              --      (3,256,257)            --
                             Class D      95,471,436              --     (95,471,436)            --
                             Common
                               Class          21,795              --         (21,795)            --
Net Asset Value
                             Common               --    $       9.78              --   $       9.78
                             Advisor              --            9.78              --           9.78
                             Class A    $       9.81              --    $      (9.81)            --
                             Class B            9.81              --           (9.81)            --
                             Class D            9.81              --           (9.81)            --
                             Common
                               Class            9.81              --           (9.81)            --
Shares Outstanding
                             Common               --      30,885,076       9,757,652     40,642,728
                             Advisor              --         695,665       3,908,767      4,604,432
                             Class A    $  3,564,039              --      (3,564,039)            --
                             Class B         332,052              --        (332,052)            --
                             Class D       9,734,448              --      (9,734,448)            --
                             Common
                               Class           2,222              --          (2,222)            --

------------------
(1) Assumes the Acquisition had been consummated on October 31, 2000 and is for information purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund shares that actually will be received on or after such date.

(2) Fund, Pro Forma Adjustment and Warburg Pincus Fixed Income Fund Pro Forma figures include net assets in Class C of $261, which were outstanding as of October 31, 2000 but have been redeemed as of the date hereof.

TOTAL RETURNS

    Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

    The following table reflects the average annual total return (excluding sales charges) for the 1-, 3-, 5- and 10-year and since inception periods ending October 31, 2000 for each Fund:

                                                                                              ACQUIRING
                                                           FUND(2)                             FUND(3)
                                       -----------------------------------------------   -------------------
                                       CLASS A    CLASS B    CLASS D     COMMON CLASS     COMMON    ADVISOR
                                       --------   --------   --------   --------------   --------   --------
Total Return(1)
  1-Year.............................    5.31%      4.57%      5.62%          n/a         5.59%      5.33%
  3-Year.............................    4.44%      3.70%       n/a           n/a         4.30%      4.04%
  5-Year.............................    4.90%       n/a        n/a           n/a         5.87%      n/a
  10-Year............................    6.72%       n/a        n/a           n/a         7.84%      n/a
  Since Inception....................    6.82%      4.15%      3.72%         2.44%(4)     7.36%      5.90%

n/a = Not disclosed as the classes were not in existence during all of the period indicated.

--------------
(1) If CSAM or its predecessor had not temporarily waived fees and reimbursed expenses, the cumulative total return of each Fund for the one-year, three-year, five-year and ten-year periods and since inception would have been lower.

(2) Inception Date December 15, 1986 for Class A shares, February 28, 1996 for Class B shares, April 30, 1999 for Class D shares, and August 1, 2000 for Common Class shares. Total returns shown do not reflect applicable sales loads.

(3) Inception Date August 17, 1987 for Common Class and July 3, 1996 for Advisor Class.

(4) Not annualized.

SHARE OWNERSHIP OF THE FUNDS

    As of January 31, 2001 (the "Record Date"), the officers or Trustees of the Fund and the Acquiring Fund beneficially owned as a group less than 1% of the outstanding securities of the relevant Fund. To the best knowledge of a Fund, as of the Record Date, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")), except as set forth below, owned beneficially or of record more than 5% of the outstanding shares of a class of the Fund.

                                                               PERCENT OWNED AS
                                                                OF RECORD DATE
NAME                                                          -------------------
ACQUIRING FUND                                                 COMMON    ADVISOR
--------------                                                --------   --------
  Charles Schwab & Co.*                                        34.95%      0.00%
  National Financial Services Corp*                             7.45%      0.00%
  Salomon Smith Barney*                                         7.14%      0.00%
  Transco & Co. FBO Intrust Bank*                               n/a       46.87%
  BSBC Bank US FBO Transco Retirement*                          n/a       42.81%
  BSBC Bank US FBO Alliance Automation*                         n/a       10.90%

                                                     CLASS A    CLASS B    CLASS D     COMMON CLASS
FUND                                                  SHARES     SHARES     SHARES        SHARES
---------------------------------------------------  --------   --------   --------   --------------
  Louise M. Welch Trust*                               n/a        6.73%      n/a         n/a
  DLJ Management Group*                                n/a        n/a        n/a         n/a
  Tr. Of Mark Mays -- Mark Mays Trustee*               n/a        n/a        n/a          28.12%
  Heikki P. Malinen & Minna Kujala-Malien              n/a        n/a        n/a          23.75%
  DLJSC IRA FBO James F. Golden*                       n/a        n/a        n/a          13.87%
  Victor A. Chieco & Maria L. Chieco*                  n/a        n/a        n/a          13.79%
  Hans K. Vandelden                                    n/a        n/a        n/a          13.55%

------------------

* Each Fund believes these entities are not the beneficial owners of shares held of record by them.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

    The following discussion is based upon and qualified in its entirety by the disclosures in the respective Prospectuses and Statements of Additional Information of the Acquiring Fund and the Fund.

    INVESTMENT OBJECTIVES. As stated above each Fund has a substantially similar investment objective and strategy. There can be no assurance that either Fund will achieve its investment objective.

    PRIMARY INVESTMENTS. Each Fund seeks to achieve its investment objective by investing in both domestic and foreign fixed income or debt securities. The Fund will invest at least 80% of the value of its total assets in debt securities, with at least 65% of its total assets invested in fixed income securities. The Fund seeks to limit risk by selecting investment-grade debt securities, with investments in the lowest investment-grade debt categories limited to 25%. In addition, CSAM actively manages the maturities of securities in the portfolio in response to the Adviser's anticipation of the movement of interest rates and relative yields. Similarly, under normal market conditions, the Acquiring Fund will invest at least 65% of its assets in investment-grade fixed income securities, and may invest up to 35% of its assets in non-dollar denominated foreign securities and up to 35% of its assets in fixed-income securities rated below investment-grade. Under normal market conditions, the Acquiring Fund will maintain a weighted average maturity of 10 years or less.

    INVESTMENT LIMITATIONS. The Fund and the Acquiring Fund have adopted certain fundamental and non-fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of the holders of a majority of the relevant Fund's outstanding shares. Each Fund has substantially similar fundamental investment limitations with respect to:
(i) making loans; (ii) investing in a single industry; (iii) purchasing securities of any one issuer; (iv) purchasing or selling real estate; (v) purchasing securities on margin; and (vi) purchasing or selling natural resources. The Funds also have fundamental investment limitations with respect to: issuing senior securities, with the Acquiring Fund permitted to issue senior securities consistent with its investment limitations, and the Fund permitted to issue senior securities as permitted under the 1940 Act; underwriting securities, with neither Fund permitted to underwrite securities of other issuers except, in the case of the Acquiring Fund, to the extent that investment in restricted securities and the sale of securities in accordance with its investment objective, policies and limitations may be deemed to be underwriting, and in the case of the Fund, under circumstances where, if such securities were sold, the Fund or the Adviser might be deemed to be an underwriter for purposes of the 1933 Act; borrowing, with the Acquiring Fund and the Fund limited to 30% of total assets and 15% of total assets (5% if for purposes other than meeting redemption requests), respectively; and investing in investment companies, where neither Fund can invest in investment companies generally, except that the Fund can invest in the open market where no commission, other than a customary brokerage fee, is paid.

    The Fund has additional fundamental investment limitations with respect to purchasing options; mortgaging, pledging or hypothecating its assets; investing in illiquid or restricted securities; and investing in the securities of any issuer which has a record of less than three years of continuous operation.

    The Acquiring Fund has additional fundamental investment limitations with respect to investing in commodities; and making short sales of securities. The Acquiring Fund has non-fundamental investment limitations with respect to investing more than 10% of its total assets in warrants; investing more than 35% of its total assets in non-investment grade debt; investing more than 20% of its total assets in when-issued securities and forward commitments; restricted or illiquid securities; making additional investments if the Fund has borrowings in excess of 5% of its net assets; and pledging, mortgaging or hypothecating its assets.

    CERTAIN INVESTMENT PRACTICES. For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice. The specific risks associated with each of the investment practices described below are defined for the Acquiring Fund in the Acquiring Fund's Prospectuses, which accompany this Prospectus/Proxy Statement, and for the Fund in the Fund's Prospectus.

    Key to Table:

    /X/    Permitted without limitation; does not indicate actual use

    20% Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

    20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

    / /    Permitted, but not expected to be used to a significant extent

    --    Not permitted

             INVESTMENT PRACTICE                                  LIMIT
---------------------------------------------  --------------------------------------------
                                                     ACQUIRING
                                                       FUND                    FUND
                                               ---------------------   --------------------
BORROWING. The borrowing of money from banks            30%                    15%
  to meet redemptions or for other temporary                              Borrowing for
  or emergency purposes. Speculative exposure                          purposes other than
  risk.                                                                meeting redemptions
                                                                         limited to 5% of
                                                                        total assets less
                                                                        liabilities (does
                                                                       not apply to reverse
                                                                            repurchase
                                                                           agreements)

COMPANY. Limits on purchasing securities of       5% total assets        5% total assets
  any one issuer. Liquidity, market,              10% of issuer's        10% of issuer(3)
  operational risks.                           voting securities(3)

CONVERTIBLE SECURITIES. Bond or preferred               /X/                    /X/
  stock convertible to common stock of an      Limited to 35% below
  issuer. Correlation, credit, hedged           investment - grade
  exposure, liquidity, market, speculative      foreign convertible
  exposure risks.                                   securities

CURRENCY TRANSACTIONS. Instruments, such as             /X/                     --
  options, futures or forwards, intended to
  manage fund exposure to currency risk.
  Options, futures or forwards involve the
  right or obligation to buy or sell a given
  amount of foreign currency at a specified
  price and future date.(1) Correlation,
  credit, currency, hedged exposure,
  liquidity, political, speculative exposure,
  valuation risks.

EMERGING MARKETS. Countries generally                   35%                     --
  considered to be relatively less developed
  or industrialized. Emerging markets often
  face economic problems that could subject a
  fund to increased volatility or substantial
  declines in value. Deficiencies in
  regulatory oversight, market
  infrastructure, shareholder protections and
  company laws could expose a fund to risks
  beyond those generally encountered in
  developed countries. Access, currency,
  information, liquidity, market,
  operational, political, valuation risks.

             INVESTMENT PRACTICE                                  LIMIT
---------------------------------------------  --------------------------------------------
                                                     ACQUIRING
                                                       FUND                    FUND
                                               ---------------------   --------------------
FUTURES AND OPTIONS ON FUTURES.                         / /                     --
  Exchange-traded contracts that enable a
  fund to hedge against or speculate on
  future changes in currency values, interest
  rates or stock indexes. Futures obligate
  the fund (or give it the right, in the case
  of options) to receive or make payment at a
  specific future time based on those future
  changes.(1) Correlation, currency, hedged
  exposure, interest-rate, market,
  speculative exposure risks.(2)

FOREIGN SECURITIES. Securities of foreign               /X/                    /X/
  issuers. May include depositary receipts.
  Currency, information, liquidity, market,
  political, valuation risks.

INVESTMENT COMPANIES. Investments in other              10%                    / /
  investment companies. Market, liquidity,     Limited to 5% in any    Only by purchase in
  operational risks.                           one company and 3% of   open market where no
                                                acquired investment    commission or profit
                                                 company except in       to a sponsor or
                                                 conjunction with      dealer results other
                                                merger, acquisition       than customary
                                                 or consolidation      broker's commission
                                                                          or in merger,
                                                                          acquisition or
                                                                          consolidation

INVESTMENT-GRADE DEBT SECURITIES. Debt                  /X/                    /X/
  securities rated within the four highest                                Investments in
  grades (AAA/Aaa through BBB/Baa) by                                   BBB/Baa grade debt
  Standard & Poor's or Moody's rating                                   limited to 25% of
  service, and unrated securities of                                   Fund's total assets
  comparable quality. Credit, interest-rate,
  market risks.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES.            /X/                    /X/
  Debt securities backed by pools of
  mortgages, including pass-through
  certificates and other senior classes of
  collateralized mortgage obligations (CMOs),
  or other receivables. Credit, extension,
  interest-rate, liquidity, prepayment risks.

MUNICIPAL SECURITIES. Debt obligations issued           /X/                    / /
  by or on behalf of states, territories and
  possessions of the U.S. and the District of
  Columbia and their political subdivisions,
  agencies and instrumentalities. Municipal
  securities may be affected by uncertainties
  regarding their tax status, legislative
  changes or rights of municipal-securities
  holders. Credit, interest-rate, market,
  regulatory risks.

NON-CONVERTIBLE PREFERRED STOCK. Credit,                15%                     5%
  interest-rate, readily liquidity, market,       if not readily          if not readily
  valuation risks.                                  marketable              marketable

             INVESTMENT PRACTICE                                  LIMIT
---------------------------------------------  --------------------------------------------
                                                     ACQUIRING
                                                       FUND                    FUND
                                               ---------------------   --------------------
NON-INVESTMENT-GRADE DEBT SECURITIES. Debt              35%                     --
  securities and convertible securities rated
  below the fourth-highest grade (BBB/Baa) by
  Standard & Poor's or Moody's rating
  service, and unrated securities of
  comparable quality. Commonly referred to as
  junk bonds. Credit, information,
  interest-rate, liquidity, market, valuation
  risks.

OPTIONS. Instruments that provide a right to            25%                     --
  buy (call) or sell (put) a particular
  security or an index of securities at a
  fixed price within a certain time period. A
  fund may purchase and write both put and
  call options for hedging or speculative
  purposes.(1) Correlation, credit, hedged
  exposure, liquidity, market, speculative
  exposure risks.

REAL ESTATE INVESTMENT TRUSTS (REITS). Pooled           / /                    / /
  investment vehicles that invest primarily
  in income-producing real estate or
  real-estate-related loans or interests.
  Credit, interest rate, market risks.

RESTRICTED AND OTHER ILLIQUID SECURITIES.               15%                    10%
  Securities with restrictions on trading, or
  those not actively traded. May include
  private placements. Liquidity, market,
  valuation risks.

SECURITIES LENDING. Lending portfolio                 33 1/3%                  25%
  securities to financial institutions; a
  fund receives cash, U.S. government
  securities or bank letters of credit as
  collateral. Credit, liquidity, market,
  operational risks.

SHORT SALES "AGAINST THE BOX". A short sale             10%                    10%
  where the fund owns enough shares of the
  security involved to cover the borrowed
  securities, if necessary. Liquidity,
  market, speculative exposure risks.

SINGLE INDUSTRY. Companies within a single              25%                    25%
  industry. Correlation, market, operational
  risks.

START-UP AND OTHER SMALL COMPANIES. Companies           /X/                    10%
  with small relative market capitalizations,
  including those with continuous operations
  of less than three years. Information,
  liquidity, market, valuation risks.

STRUCTURED INSTRUMENTS. Swaps, structured               / /                     --
  securities and other instruments that allow
  a fund to gain access to the performance of
  a benchmark asset (such as an index or
  selected stocks) that may be more
  attractive or accessible than the fund's
  direct investment. Credit, currency,
  information, interest-rate, liquidity,
  market, political, speculative exposure,
  valuation risks.

             INVESTMENT PRACTICE                                  LIMIT
---------------------------------------------  --------------------------------------------
                                                     ACQUIRING
                                                       FUND                    FUND
                                               ---------------------   --------------------
TEMPORARY DEFENSIVE TACTICS. Placing some or            / /                    / /
  all of a fund's assets in investments such
  as money-market obligations and
  investment-grade debt securities for
  defensive purposes. Although intended to
  avoid losses in adverse market, economic,
  political or other conditions, defensive
  tactics might be inconsistent with a fund's
  principal investment strategies and might
  prevent a fund from achieving its goal.

WARRANTS. Options issued by a company                   10%               5% pursuant to
  granting the holder the right to buy                                   undertaking with
  certain securities, generally common stock,                          States (only 2% can
  at a specified price and usually for a                                be in non-NYSE or
  limited time. Liquidity, market,                                        ASE warrants)
  speculative exposure risks.

WHEN-ISSUED SECURITIES AND FORWARD                      20%                    /X/
  COMMITMENTS. The purchase or sale of
  securities for delivery at a future date;
  market value may change before delivery.
  Liquidity, market, speculative exposure
  risks.

ZERO-COUPON BONDS. Debt securities that pay             /X/                    / /
  no cash income to holders until maturity
  and are issued at a discount from maturity
  value. At maturity, the entire return comes
  from the difference between purchase price
  and maturity value. Interest rate, market
  risks.

------------------
(1) The Funds are not obligated to pursue any hedging strategy and do not represent that these techniques are available now or will be available at any time in the future.

(2) Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

(3) Up to 25% of the Fund's assets may be invested without regard to such limitation.

DETERMINATION OF NET ASSET VALUE OF SHARES OF THE ACQUIRING FUND

    The net asset value ("NAV") of shares of the Acquiring Fund is determined at the close of regular trading on the NYSE (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing a Class's total assets less its liabilities, by the number of shares of such Class outstanding. The Acquiring Fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value. Some securities of the Acquiring Fund may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Acquiring Fund does not compute its price. This could cause the value of the Acquiring Fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

MANAGEMENT OF EACH FUND

    CSAM, located at 466 Lexington Avenue, 16th Floor, New York, New York 10017-3174, provides investment advisory services to both Funds under separate advisory agreements. (The specific persons at CSAM who are responsible for the day-to-day management of the Acquiring Fund are described in the Prospectus(es) of the Acquiring Fund, which accompany this Prospectus/ Proxy Statement.)

    In addition, PFPC Inc. ("PFPC") and CSAMSI provide accounting and co-administrative services as applicable to each Fund. PFPC and CSAMSI provide certain financial administration, accounting, administrative, personnel and other services necessary to operate the Acquiring Fund. CSAMSI has served as distributor of the Acquiring Fund prior to January 3, 2000 and since August 1, 2000 and will continue to provide distribution services following the Acquisition. Provident Distributors, Inc. served as distributor of the Acquiring Fund from January 3 to August 1, 2000. State Street Bank and Trust Company ("State Street") is the shareholder servicing agent, transfer agent and dividend disbursing agent for the Acquiring Fund. Brown Brothers Harriman & Co. is the custodian for the Acquiring Fund. PricewaterhouseCoopers LLP serves as auditor for the Acquiring Fund. Citibank, N.A. is the custodian for the Fund. PFPC serves as transfer agent to the Fund. The Fund's auditor is Ernst & Young LLP. The Board of Trustees of the Fund has, however, approved State Street to serve as the transfer agent of the Fund.

    The Fund pays a management fee to CSAM of .50% of average daily net assets. In addition to the management fee, the Acquiring Fund pays a co-administration fee to CSAMSI of .10% of average daily net assets. On February 1, 2001, the Board of Trustees of the Fund approved the same fee for the Fund. The Acquiring Fund pays PFPC a fee calculated at an annual rate of .07% of its first $150 million, .06% of the next $150 million and .05% over $300 million of the average daily net assets (exclusive of out-of-pocket expenses). On February 1, 2001, the Board of Trustees of the Fund approved the same fee for the Fund. Importantly, the distribution fee for Class B shares of the Fund would decrease following the Acquisition and would not change for Class A, Class D and Common Class shares of the Fund. CSAM and CSAMSI, as applicable, have agreed to waive fees, and CSAM has agreed to reimburse expenses, for the two-year period beginning on the Closing Date to the extent necessary to maintain the average annualized expense ratio of each class of the Acquiring Fund at the lower of (i) in the case of the Common Class of the Acquiring Fund, the net average annualized expense ratio of Class D shares of the Fund and the net average annualized expense ratio of the Common Class of the Acquiring Fund and (ii) in the case of the Advisor Class of the Acquiring Fund, the net average annualized expense ratio of Class A shares, Class B shares and Common Class shares of the Fund and the net average annualized expense ratio of the Advisor Class of the Acquiring Fund, in each case measured over the 60 day period ending on the Closing Date. The co-administration fees payable to CSAMSI and PFPC are not reflected in the Annual Fund Operating Expenses of the Fund in the Fee Table on page 13, but are reflected in that of the Acquiring Fund and in the Pro Forma information.

INTEREST OF CSAM IN THE ACQUISITION

    CSAM may be deemed to have an interest in the Plan and the Acquisition because it provides investment advisory services to each Fund. CSAM receives compensation from each Fund for services it provides pursuant to separate advisory agreements, which, in the case of the Fund, is an interim agreement. Whether or not shareholders of the Fund approve the Plan, shareholders of the Fund are being asked to approve a new investment advisory agreement with CSAM. See Proposal Number 2 for additional information regarding approval of a new investment advisory agreement for the Fund. The terms and provisions of the current arrangements with CSAM are described in each Fund's Prospectus and Statement of Additional Information. Future growth of assets of the Acquiring Fund, if any, can be expected to increase the total amount of fees payable to CSAM and its affiliates and to reduce the amount of fees and expenses required to be waived to maintain total fees and expenses of the Acquiring Fund at agreed upon levels. CSAM may also be deemed to have an interest in the Plan and the Acquisition because, as of the Record Date, it or one or more of its affiliates possessed or shared voting power or investment power as a beneficial owner or as a fiduciary on behalf of its customers or employees in the Fund (see "Information About the Acquisition--Share Ownership of the Fund" above). CSAM and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held. As of January 31, 2001, CSAM had discretionary power to vote or dispose of securities over accounts which held in the aggregate 476,924 shares or 3.5% of the Fund's outstanding shares. See "Voting Information."

    CSAM may also be deemed to have an interest in the Plan and Acquisition because its affiliate, CSAMSI, serves as the co-administrator and distributor for each Fund. As such, CSAMSI receives compensation for its services.

INFORMATION ON SHAREHOLDERS' RIGHTS

    GENERAL. The Funds are both open-end management investment companies registered under the 1940 Act. Both Funds continuously offer to sell shares at their current net asset values. The Fund is a series of a Massachusetts business trust, governed by its Agreement and Declaration of Trust, dated February 22, 1996, By-Laws and Board of Trustees. The Acquiring Fund is a Massachusetts business trust organized on January 20, 1987, and is governed by its Agreement and Declaration of Trust, By-Laws and Board of Trustees. Each Fund is also governed by applicable state and federal law. The Acquiring Fund has an unlimited number of transferable shares with a par value of $.001 per share. The Fund has an unlimited number of transferable shares of beneficial interest with par value of $.01 per share. In each Fund, shares represent interests in the assets of the relevant Fund and have identical voting, dividend, liquidation and other rights (other than as set forth below) on the same terms and conditions except that expenses related to the distribution of each class of shares of the relevant Fund are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of such Fund's Rule 12b-1 distribution plan, if any, pertaining to that particular class.

    MULTI-CLASS STRUCTURE. Each Fund is authorized to offer multiple classes. The Fund offers Class A, B, C, D and Common Class shares, of which no Class C shares are currently outstanding. The Acquiring Fund expects to continue to offer shares of its Common Class and Advisor Class following the Acquisition.

    TRUSTEES/DIRECTORS. The Agreement and Declaration of Trust of each of the Fund and the Acquiring Fund provide that the term of office of each Trustee, respectively, shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. In the case of the Fund, the Trustees have the power to set and alter their terms of office, and at any time to lengthen or shorten their own terms or make their terms of unlimited duration. Trustees of either Fund may be removed by vote of shareholders holding not less than two-thirds of the outstanding shares or by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares and, in the case of the Acquiring Fund, filed with the Trust's Custodian. Vacancies on the Boards of either Fund may be filled by the Trustees remaining in office, provided that no vacancy or vacancies may be filled by action of the remaining Trustees if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Trustees then holding office shall have been elected by the shareholders of the relevant Fund. A meeting of shareholders will be required for the purpose of electing Trustees whenever (a) fewer than a majority of the Trustees then in office were elected by shareholders of the relevant Fund or (b) a vacancy exists that may not be filled by the remaining Trustees and must be filled such as, in the case where no Trustees are in office and a vacancy needs to be filled.

    VOTING RIGHTS. Neither Fund holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the relevant Fund holding office have been elected by shareholders or a vacancy exists that may not be filled by the remaining Trustees. At such times, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

    LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of either Fund, the shareholders of the relevant Fund are entitled to receive, when and as declared by the Trustees, the excess of the assets over the liabilities belonging to such Fund. In the case of the Fund, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares held by them and recorded on the books of such Fund. In the case of the Acquiring Fund, the assets so distributable shall be allocated among the Classes in proportion to the respective aggregate net asset value of the outstanding Shares thereof, and shall be distributed to the shareholders of each such Class in proportion to the number of Shares of that class held by them and recorded on the books of the Trust.

    LIABILITY OF TRUSTEES. The Agreement and Declaration of Trust of the Fund provides that its Trustees and officers shall not be liable for monetary damages for breach of fiduciary duty as a Trustee or officer, except for willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Trustee or officer. The Agreement and Declaration of Trust of the Acquiring Fund provides that no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other person or persons in connection with the assets or affairs of the Acquiring Fund, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The constituent instruments of each Fund provide that the relevant Fund shall indemnify each Trustee and officer and permit advances for the payment of expenses relating to the matter for which indemnification is sought, except if such Trustee or officer (i) did not act in good faith in the reasonable belief that such Trustee's or officer's action was in or not opposed to the best interests of the Fund or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office. In addition,

CSAM has represented that the coverage under the Fund's Directors and Officers liability policy has been extended to cover Trustees and officers until November 3, 2006.

    RIGHTS OF INSPECTION. Each Fund's Agreement and Declaration of Trust provides that the records of the Fund shall be open to inspection by shareholders to the same extent as is permitted to stockholders of a corporation under the Massachusetts business corporation statute.

    SHAREHOLDER LIABILITY. Massachusetts law provides that shareholders of the Fund or the Acquiring Fund could, under certain circumstances, be held personally liable for the obligation of such Fund. However, the Agreement and Declaration of Trust of the Fund disclaims shareholder liability for acts or obligations of such Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by such Fund or a Trustee. The Plan contains such a disclaimer. The Agreement and Declaration of Trust of the Acquiring Fund provides that the Acquiring Fund shall assume the defense against the charges and satisfy the judgment thereon, for any shareholder of the Acquiring Fund, charged or held personally liable for any obligation or liability of the Acquiring Fund solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or for some other reason. The Agreements and Declarations of Trust of the Funds provide for indemnification from such Fund's property for all losses and expenses arising from such liability. Thus, the risk of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. Upon payment of any liability incurred by a Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of such Fund.

    The foregoing is only a summary of certain characteristics of the operations of each Fund. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the constituent documents and state laws governing each Fund for a more thorough description.

CONCLUSION

    The Plan was approved by the Board of Trustees of the Fund on December 18, 2000 and by the Board of Trustees of the Acquiring Fund on December 21, 2000. The Boards of each Fund determined that the Acquisition is in the best interests of shareholders of their respective Fund and that the interests of existing shareholders of the Fund and the Acquiring Fund would not be diluted as a result of the Acquisition. If the shareholders of the Fund do not approve the Plan or if the Acquisition is not completed, the Fund will continue to engage in business as a series of a registered investment company and the Board of the Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

REQUIRED VOTE

    Approval of the Plan requires the affirmative vote of a majority of the Fund's outstanding shares in the aggregate without regard to class, in person or by proxy, if a quorum is present.

    In the event that shareholder approval of the Plan is not obtained, the Board of the Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

     THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES,
                          RECOMMENDS THAT YOU VOTE FOR
                               PROPOSAL NUMBER 1.

                              PROPOSAL NUMBER 2 --
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

    As a result of the acquisition of Donaldson, Lufkin & Jenrette, Inc. ("DLJ") by Credit Suisse Group ("Credit Suisse"), shareholders of the Fund are being asked to approve a new investment advisory agreement (the "New Investment Advisory Agreement") with CSAM, a member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse and an indirect wholly-owned U.S. subsidiary of Credit Suisse, in the event that the Plan is not approved. The reason the Fund may require a new investment advisory agreement is because on November 3, 2000, the date the acquisition of DLJ was consummated, the then-existing investment advisory agreement for the Fund (the "Previous Investment Advisory Agreement") terminated pursuant to the terms of the Previous Investment Advisory Agreement.

    In anticipation of the termination of the Previous Investment Advisory Agreement, at a meeting held on October 26, 2000, the Board of Trustees, including the Independent Trustees, unanimously approved an interim investment advisory agreement for the Fund (the "Interim Investment Advisory Agreement") containing substantially the same terms as the Previous Investment Advisory Agreement between DLJ Asset Management Group, Inc. ("DLJAM" and, with CSAM, an "Adviser") and the Fund. The Interim Investment Advisory Agreement terminates, pursuant to its terms, upon the earlier of 150 days from November 3, 2000, which is April 2, 2001 or the date of approval by the shareholders of a new investment advisory agreement. See "The Previous and Interim Investment Advisory Agreement" and "The New Investment Advisory Agreement."

    The Board of Trustees, including a majority of the Independent Trustees, recommend that shareholders approve the New Investment Advisory Agreement for the Fund. A form of the New Investment Advisory Agreement is attached as Exhibit B.

INFORMATION ABOUT DLJAM

    Prior to the acquisition of DLJ, DLJAM was a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation, the former distributor of the Fund's shares and a wholly-owned subsidiary of DLJ, which was in turn an independently operated, indirect subsidiary of AXA Financial, Inc. ("AXA Financial"), a holding company controlled by AXA ("AXA"), a French insurance holding company. DLJAM succeeded Wood, Struthers & Winthrop Management Corp., established in 1871 as a private concern to manage money for the Winthrop family of Boston. Following the acquisition of DLJ, DLJAM was merged with Credit Suisse Investment Corporation ("CSIC"), the parent company of CSAM. CSIC subsequently changed its name to CSAM Americas Holding Corp. and CSIC contributed all of its assets and liabilities, including its investment advisory agreements, to CSAM. Prior to the acquisition of DLJ, CSAM managed $68 billion of the $198 billion in total assets managed by Credit Suisse Asset Management globally. As a result of the transfer of the assets and business of DLJAM to CSAM, CSAM manages more than $100 billion in total assets in the U.S.

THE PREVIOUS AND INTERIM INVESTMENT ADVISORY AGREEMENT

    CSAM presently acts as the investment adviser to the Fund pursuant to the Interim Investment Advisory Agreement. Prior to November 3, 2000, DLJAM served as investment adviser to the Fund pursuant to the Previous Investment Advisory Agreement, dated September 1, 1995, between the Fund and DLJAM. The Previous Investment Advisory Agreement was last approved by the Fund's shareholders on August 23, 1995. The Previous Investment Advisory Agreement was last approved for continuance by the Board of Trustees at a meeting held on August 3, 2000. The provisions of the Interim Investment Advisory Agreement and the Previous Investment Advisory Agreement are substantially the same, except for the identity of the parties, the commencement and termination dates and the payment of fees. See "Service Provided" and "Fees" below.

    SERVICE PROVIDED. Both the Previous Investment Advisory Agreement and the Interim Investment Advisory Agreement provide that the Adviser is to manage the investment and reinvestment of the Fund assets in accordance with the Fund's investment objective and policies, make investment decisions for the Fund and arrange for the purchase or sale of portfolio securities and other assets.

    Under the Interim Investment Advisory Agreement, the Fund will pay registration and filing fees to the Securities and Exchange Commission (the "Commission") and state regulatory authorities. The Fund pays all other expenses not assumed by CSAM, including the advisory fees, advertising and promotional expenses pursuant to a 12b-1 plan, custody, transfer, and dividend disbursing expenses, legal and auditing costs, fees and expenses of Trustees who are not affiliated with CSAM, costs of printing prospectuses, statements of additional information and shareholder reports to existing shareholders, costs of maintenance of corporate existence, and interest charges, taxes, brokerage fees, and commissions.

    The Previous Investment Advisory Agreement and the Interim Investment Advisory Agreement provide for termination at any time without penalty on sixty days' prior written notice, or, in the case of the Interim Investment Advisory Agreement, ten days, by a vote of the holders of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Board of Trustees or by the Adviser on ninety days' prior written notice, and will automatically terminate in the event of its assignment. The Previous Investment Advisory Agreement and the Interim Investment Advisory Agreement provide that the

Adviser shall not be liable thereunder for any mistake of judgment or in any event whatsoever. Notwithstanding any indemnification provision in the Previous and the Interim Investment Advisory Agreements, the 1940 Act and the Investment Advisers Act of 1940 limit the circumstances under which an investment adviser may be indemnified.

    The terms of the Previous Investment Advisory Agreement and the Interim Investment Advisory Agreement permit the Adviser to serve as investment adviser to other persons, firms or corporations, including other investment companies.

    The Interim Investment Advisory Agreement was approved by the Board of Trustees as a temporary measure to provide for continuity of management of the Fund during and following the acquisition of DLJ. The Agreement will continue until the earlier of April 2, 2001 and the date of the approval of the New Investment Advisory Agreement by the shareholders of the Fund, and thereupon will automatically terminate for the Fund. See "The New Investment Advisory Agreement" below.

    Separate from the administrative services provided under the Previous Investment Advisory Agreement and the Interim Investment Advisory Agreement, the Fund retained PFPC to provide certain accounting and portfolio valuation services pursuant to a Services Agreement (the "Accounting Services Agreement"). For those services, the Fund paid PFPC a $20,000 minimum annual fee, a $30,000 multi-class fee and .0175% fee of the average daily net assets of the Fund.

    FEES. For the services provided and expenses borne by DLJAM under the Previous Investment Advisory Agreement, DLJAM was paid a fee based on the average daily net assets of the Fund, as full compensation therefor, of 0.625 of 1% of the first $100,000,000 and 0.50 of 1% of the balance. The aggregate amount paid for the fiscal year ended October 31, 2000 was $837,673. For the same period DLJAM waived and/or reimbursed expenses of $188,370. For the period November 1, 2000 through October 31, 2001, DLJAM had undertaken in writing to reduce its management fees and reimburse operating expenses in order to limit the average annual operating expenses for the Fund to 0.95% for Class A shares, 1.70% for Class B shares, 0.70% for Class D shares, and 0.95% for Common Class shares through October 31, 2001, in each case, of the average daily net assets attributable to such Class. CSAM has agreed to assume this undertaking for this period.

    As required by Rule 15a-4(b)(2)(vi) of the 1940 Act, the Interim Investment Advisory Agreement provides that advisory fees earned by CSAM with respect to the Fund will be deposited into an interest-bearing escrow account with Citibank, N.A., and will be paid to CSAM only if a majority of the shareholders of the Fund approve a New Investment Advisory Agreement for the Fund. If shareholders of the Fund do not approve a New Investment Advisory

Agreement, CSAM will receive as compensation or reimbursement in respect of the Fund the lesser of: (i) the fee under such Interim Investment Advisory Agreement; or (ii) the costs of providing services during the term of such Interim Investment Advisory Agreement (plus, in each case, interest earned on that amount while in escrow).

BROKERAGE COMMISSIONS

    The Fund did not conduct any brokerage transactions through affiliated broker-dealers of the Fund during the fiscal year ended October 31, 2000.

THE NEW INVESTMENT ADVISORY AGREEMENT

    The following summary of the New Investment Advisory Agreement between the Fund and CSAM is qualified in its entirety by reference to the form thereof which is attached hereto as Exhibit B.

    SERVICE PROVIDED. The terms of the New Investment Advisory Agreement are substantially the same as the terms of the Previous and Interim Investment Advisory Agreements in all material respects. The principal changes, which are summarized below, largely reflect conforming changes that have been made to promote consistency among the funds advised by CSAM and to permit ease of administration. The principal changes are: (1) the identity of the parties and
(2) commencement and termination dates. The New Investment Advisory Agreement also grants CSAM the authority to exercise voting rights with respect to portfolio securities and to negotiate brokerage commissions on behalf of the Fund. These rights were not expressly granted under the Previous and Interim Investment Advisory Agreement.

    Effective February 1, 2001, the Fund retained CSAMSI and PFPC as co-administrators to the Fund at the rates indicated on page 28 under "Management of Each Fund." Administrative services have been provided by CSAM under the Interim Advisory Agreement and DLJAM under the Previous Investment Advisory Agreement. CSAMSI and PFPC's co-administrative services include those previously provided under the Accounting Services Agreement. CSAM has agreed to impose limits on the average annual expense ratio of the Fund in two ways. First, CSAM has agreed to assume DLJAM's undertaking to limit the Fund's average annual operating expenses until October 31, 2001. Second, CSAM has agreed to limit average annual operating expenses from the date of the acquisition of DLJ by Credit Suisse, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by the Fund measured over the 60 day period ended on November 3, 2000. Consequently, it is not anticipated that there will be any increase in the average annualized operating expense ratio of the Fund through November 3, 2002 due to the retention of CSAMSI and PFPC as co-administrators. Consequently, the Fund will not bear any additional cost through at least November 3, 2002 as a result of the appointment of the co-administrators. Further, accounting services previously provided by PFPC pursuant to the Accounting Services Agreement will be provided by PFPC under its new co-administration agreement.

    In addition, the New Investment Advisory Agreement would change the provisions governing the use of the Adviser's name and expand such provisions to permit certain uses of the name Credit Suisse. Pursuant to a License Agreement among Warburg, Pincus & Co., Credit Suisse and other parties thereto, Credit Suisse has been granted by Warburg, Pincus & Co. an exclusive license of the rights to use and sublicense the names "Warburg Pincus" and derivations and abbreviations thereof in the asset management sector of the financial services industry (together, the "Warburg Marks"). Under the New Investment Advisory Agreement, the Fund has the nonexclusive right to use one or more of the Warburg Marks and the name "Credit Suisse" and derivations and abbreviations thereof (together, the "CS Marks") as part of its name or the names of certain classes of its shares, as applicable, and to use the Warburg Marks and the CS Marks in the Fund's investment products and services. This license continues only as long as the New Investment Advisory Agreement is in place, and with respect to the Warburg Marks only as long as Credit Suisse continues to be a licensee of the Warburg Marks as described above. As a condition of the license, the Fund undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Warburg Marks or the CS Marks or any ownership by Warburg, Pincus & Co. of the Warburg Marks or Credit Suisse of the CS Marks, and the obligation to use the names within commercially reasonable standards of quality. As part of the acquisition of DLJ, CSAM has acquired all of DLJAM's rights to use the "DLJ" name and any derivations and abbreviations thereof (the "DLJ Marks"). In the event that the New Investment Advisory Agreement is terminated, the Fund must not use a name likely to be confused with those associated with the Warburg Marks, the CS Marks or the DLJ Marks.

    If approved by the shareholders of the Fund, the New Investment Advisory Agreement will continue in effect for the Fund for an initial two-year period, and from year to year thereafter, subject to termination as hereinafter provided, if such continuance is specifically approved at least annually (i) by a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Investment Advisory Agreement, like the Previous Investment Advisory Agreement, will terminate automatically upon their assignment and are terminable at any time without penalty by a vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on 60 days' written notice to CSAM and on 90 days' written notice to the Fund.

    FEES. As compensation for services provided and the expenses borne by CSAM under the New Investment Advisory Agreement, the Fund will pay CSAM the same rate of fees as was paid to CSAM under the Interim Investment Advisory Agreement. These fees, which are based upon a percentage of the Fund's average daily net assets, are: 0.625 of 1% of the first $100,000,000 and 0.50 of 1% of the balance. In addition, CSAM has agreed to assume DLJAM's obligation with respect to the undertaking described above under "The Previous and Interim Advisory Agreement--Fees".

    A comparison of the aggregate contractual advisory and administrative fees (including accounting and portfolio valuation fees) that have been payable by the Fund to those that would have been payable by the Fund if the New Investment Advisory Agreement with CSAM and the new co-administration agreements with CSAMSI and PFPC had been in effect throughout the fiscal year ended October 31, 2000 is provided below.


GROSS FEES PAYABLE UNDER PREVIOUS INVESTMENT ADVISORY
  AGREEMENT AND ACCOUNTING SERVICES AGREEMENT
Gross Advisory Fees Payable.................................        $837,673
Gross Fund Accounting Fees Payable(1).......................        $ 74,944
                                                                    --------
    Total...................................................        $912,617

GROSS FEES PAYABLE UNDER NEW INVESTMENT ADVISORY AND
  CO-ADMINISTRATION AGREEMENTS(2)
Gross Advisory Fees Payable.................................        $837,673
Gross Co-Administration Fees Payable........................        $ 99,774
                                                                    --------
    Total...................................................        $937,447

------------------

(1) Gross Fund Accounting Fees reflect annual fees payable for each class of shares currently offered by the Fund.

(2) Gross fees do not reflect CSAM's agreement to limit average annualized expenses for the two years beginning on November 3, 2000. Consequently, it is not anticipated that there will be any increase in the average annualized expense ratio of the Fund during that time as a result of the retention of new co-administrators.

    AS REFLECTED IN THE TABLE, THE AGGREGATE CONTRACTUAL FEES PAYABLE UNDER THE PROPOSED ARRANGEMENTS ARE 2.7% HIGHER THAN THE AGGREGATE CONTRACTUAL FEES PAYABLE UNDER THE PREVIOUS INVESTMENT ADVISORY AGREEMENT AND ACCOUNTING SERVICES AGREEMENT.

    The Board of Trustees approved a change in the name of the Fund to "Credit Suisse Warburg Pincus Fixed Income II Fund." The change became effective in February 2001.

INFORMATION ABOUT CSAM

    Information about CSAM, its managers and principal executive officers, including those who are also officers of the Fund, its investment company clients, its brokerage policies and the officers of CSAM, is presented in Exhibit C.

SECTION 15(f)

    Section 15(f) provides a non-exclusive safe harbor that permits an investment adviser to an investment company or any affiliated persons to receive any amount or benefit in connection with a "change in control" of the investment adviser as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940
Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board of the Fund has been advised that CSAM is aware of no circumstances arising from the acquisition of DLJ that might result in an unfair burden being imposed on the Fund.

    The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser (or predecessor or successor adviser). Credit Suisse and each of the other parties to the acquisition of DLJ have agreed to use their reasonable best efforts to ensure compliance with Section 15(f) as it applies to that acquisition during the applicable time periods.

EVALUATION BY THE BOARD

    The Trustees discussed the acquisition of DLJ and its implications for the Fund at their meetings held on October 26, 2000 and December 18, 2000. The Trustees received from representatives of CSAM (the "Representatives") such information as the Trustees requested and as was reasonably necessary to evaluate the terms of the Interim Investment Advisory Agreement and the proposed New Investment Advisory Agreement.

    During the October 26, 2000 meeting, the Trustees (including a majority of the Independent Trustees), after evaluation and with the advice and assistance of counsel, voted to approve the Interim Investment Advisory Agreement and, at their meeting held on December 18, 2000, its New Investment Advisory Agreement described above.

    In determining whether it was appropriate to approve the New Investment Advisory Agreement and to recommend approval to shareholders, the Board of the Fund, including the Trustees who are not parties to the New Investment Advisory Agreement or interested persons of such parties, considered various materials and representations provided by CSAM, including information concerning compensation arrangements to be implemented in connection with the acquisition of DLJ, and considered a report provided by CSAM, and was advised by Fund counsel with respect to these matters.

    During their deliberations, the Trustees reviewed and discussed financial and other information provided by the Representatives relating to CSAM. Among other things, the Trustees considered the fact that CSAM is a significant and sophisticated investment manager with substantial experience in providing investment advisory and management services to investment companies, pension funds and other institutional clients. The Trustees evaluated the management and operations of CSAM and information provided by CSAM regarding the personnel proposed to manage the Fund, the investment performance of CSAM, and the fact that CSAM has stated that it has no current plan to change or to recommend that the shareholders of the Fund change any of the Fund's policies or objectives in any material respect. The Trustees also took into account the fact that CSAM has stated its intention to continue to employ in the same capacity as employees of CSAM, employees of DLJAM who were involved in the management of the Fund. CSAM therefore expects to provide the Fund with a degree of continuity in portfolio management; however, there can be no assurance that the investment professionals previously employed by DLJAM and now employed by CSAM will continue to serve in their current capacities. The Board of Trustees obtained assurances from the Representatives that CSAM would provide satisfactory advisory and other services to the Fund of a scope and quality at least equivalent, in the Trustees' judgment, to the scope and quality of services previously provided to the Funds. The Trustees also considered that CSAM would continue DLJAM's existing undertaking to limit average annual operating expenses and that CSAM would cap the average annualized expense ratio for the Fund for a two-year period following the acquisition of DLJ by Credit Suisse. The Board believes that, like the Previous Investment Advisory Agreement and the Interim Investment Advisory Agreement, the New Investment Advisory Agreement will enable the Fund to obtain appropriate services at a cost that is reasonable and in the best interests of the Fund and its shareholders. Accordingly, approval of the New Investment Advisory Agreement with CSAM should have no immediate impact, other than as already noted above, on the management of the Fund and the Fund should continue to receive the same quality of service.

    The Board of Trustees further considered the nature and quality of the administrative services currently provided by CSAM and also considered CSAM's assurances that it and PFPC would provide the same level of administrative services to the Fund as it currently provides and that any changes in the current arrangements with CSAM would be subject to Board approval.

    The Board of Trustees of the Fund, including the Independent Trustees, recommend that the shareholders of the Fund approve the New Investment Advisory Agreement.

REQUIRED VOTE

    In order to be approved by shareholders of the Fund, the New Investment Advisory Agreement must be approved by the holders of a majority of the outstanding voting securities of the Fund which is defined in the 1940 Act as the lesser of (i) 67% of such shares present at the Meeting if the owners of more than 50%, as the case may be, of the shares of the Fund then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, without regard to class.

    In the event shareholder approval of the New Investment Advisory Agreement is not obtained, the Trustees will take such action as they deem to be in the best interests of the Fund and the Fund's shareholders.

                THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE
                   INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU
                            VOTE FOR PROPOSAL NO. 2.

                              PROPOSAL NUMBER 3 --
              ELECTION OF SEVEN TRUSTEES TO THE BOARD OF TRUSTEES

    Shareholders will vote at the Meeting to elect seven Trustees for the Board of Trustees of the Credit Suisse Warburg Pincus Capital Funds. Each Trustee so elected will hold office until the next meeting of shareholders and until his successor is elected and qualifies, or until his term as Trustee is terminated as provided in the Trust's Agreement and Declaration of Trust. If Proposal Number 1 is approved, there are not expected to be any future meetings of shareholders of the Fund, as that approval would result in shareholders of the Fund becoming shareholders of the Acquiring Fund, which has its own Board of Trustees. The Fund's Agreement and Declaration of Trust provides that it will not be required to hold meetings of shareholders if the election of Trustees is not required under the 1940 Act. It is the present intention of the Board of Trustees of the Fund not to hold annual meetings of shareholders unless such shareholder action is required. Accordingly, Trustees elected at the Meeting will hold office until the Fund is required by law to hold an election of Trustees and successor Trustees are elected and qualify.

    As nominees for election to the Board of Trustees of the Fund, the persons named below have consented to be named in this Proxy Statement and to serve as Trustees if elected. The Board of Trustees has no reason to believe that any nominee will become unavailable for election as a Trustee, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board of Trustees may recommend.

    The Trustees and Officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Trustees, their positions with certain international organizations and publicly held companies. As of January 31, 2001, the executive officers and Trustees of the Fund, as a group beneficially owned less than 1% of the Credit Suisse Warburg Pincus Capital Funds.

    The persons who have been nominated for election to serve as Trustee are:
Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, Peter F. Krogh, James S. Pasman, William W. Priest and Steven N. Rappaport. Mr. Krogh is a current member of the Board of Trustees.

    These individuals were recommended by CSAM and, after consideration in executive session, were selected and nominated by those members of the present Board of Trustees of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act. The nominees for election, who are listed above, currently serve as trustees or directors of other funds advised by CSAM. In order to achieve consistency among the Funds advised by CSAM, CSAM has recommended that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the CSAM funds. CSAM also suggested that creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Fund and CSAM.

                                                                          SHARES BENEFICIALLY OWNED
                                                                          OF CREDIT SUISSE WARBURG
            NAME, AGE, POSITION                 PRINCIPAL OCCUPATIONS      PINCUS CAPTIAL FUNDS AS
        WITH THE FUND, AND ADDRESS              AND OTHER AFFILIATIONS      OF JANUARY 31, 2001*
-------------------------------------------   --------------------------  -------------------------
G. Moffett Cochran**                     49   President, Managing                19,143
  Chairman of the                               Director and Member of
  Board and                                     the Management Committee
  President                                     of CSAM; former Chairman
  466 Lexington                                 of DLJAM, with which he
  Avenue                                        had been associated
  New York, NY 10017                            since prior to 1993;
                                                formerly Senior Vice
                                                President with Bessemer
                                                Trust Companies. Trustee
                                                of DLJ High Yield Bond
                                                Fund. Trustee of Credit
                                                Suisse Warburg Pincus
                                                Funds (formerly DLJ
                                                Funds) since 1994.

Robert E. Fischer                        70   Partner at the law firm of         4,183
  Trustee                                       Wolf, Block, Schorr and
  250 Park Avenue,                              Solis-Cohen LLP (or its
  Suite 10000                                   predecessor firm), since
  New York, NY 10107                            prior to 1993. Trustee
                                                of DLJ High Yield Bond
                                                Fund. Trustee of Credit
                                                Suisse Warburg Pincus
                                                Funds (formerly DLJ
                                                Funds) since 1995.

Richard H. Francis                       68   Currently retired;                   0
  Nominee for Trustee                           Executive Vice President
  40 Grosvenor Road                             and Chief Financial
  Short Hills, NJ                               Officer of Pan Am
  07078                                         Corporation and Pan
                                                American World
                                                Airways, Inc. from 1988
                                                to 1991;
                                                Director/Trustee of
                                                Warburg Pincus Funds and
                                                other CSAM-advised
                                                investment companies.

                                                                          SHARES BENEFICIALLY OWNED
                                                                          OF CREDIT SUISSE WARBURG
            NAME, AGE, POSITION                 PRINCIPAL OCCUPATIONS      PINCUS CAPTIAL FUNDS AS
        WITH THE FUND, AND ADDRESS              AND OTHER AFFILIATIONS      OF JANUARY 31, 2001*
-------------------------------------------   --------------------------  -------------------------
Stig Host                                74   Oil company executive;             52,729
  Trustee                                       Member of the
  103 Oneida Drive,                             Boards-International
  Greenwich, CT 06830                           Energy Corp.,
                                                International Marine
                                                Sales, Inc., Kriti
                                                Exploration Inc., Kriti
                                                Alliance International
                                                Fund, Alliance New
                                                Europe Fund, Alliance
                                                All Asia Investment
                                                Fund, Alexander Host
                                                Foundation, American
                                                Scandinavian Foundation;
                                                Trustee of DLJ High
                                                Yield Bond Fund. Trustee
                                                of Credit Suisse Warburg
                                                Pincus Funds (formerly
                                                DLJ Funds) since 1986.

Jack W. Fritz                            73   Private investor;                    0
  Nominee for Trustee                           Consultant and Director
  2425 North Fish                               of Fritz
  Creek Road                                    Broadcasting, Inc. and
  P.O. Box 483                                  Fritz Communications
  Wilson, Wyoming                               (developers and
  83014                                         operators of radio
                                                stations);
                                                Director/Trustee of
                                                Warburg Pincus Funds and
                                                other CSAM-advised
                                                investment companies.

                                                                          SHARES BENEFICIALLY OWNED
                                                                          OF CREDIT SUISSE WARBURG
            NAME, AGE, POSITION                 PRINCIPAL OCCUPATIONS      PINCUS CAPTIAL FUNDS AS
        WITH THE FUND, AND ADDRESS              AND OTHER AFFILIATIONS      OF JANUARY 31, 2001*
-------------------------------------------   --------------------------  -------------------------
Jeffrey E. Garten                        53   Dean of Yale School of               0
  Nominee for Trustee                           Management and William
  Box 208200                                    S. Beinecke Professor in
  New Haven, CT                                 the Practice of
  06520-8200                                    International Trade and
                                                Finance; Undersecretary
                                                of Commerce for
                                                International Trade from
                                                November 1993 to
                                                October 1995; Professor
                                                at Columbia University
                                                from September 1992 to
                                                November 1993; Director
                                                of Aetna, Inc.;
                                                Director/ Trustee of
                                                Warburg Pincus Funds and
                                                other CSAM-advised
                                                investment companies.

Martin Jaffe**                           53   Chief Financial Officer,           61,674
  Trustee, Vice                                 Managing Trustee, Vice
  President,                                    President, Director and
  Secretary &                                   Member of the Management
  Treasurer                                     Committee of CSAM;
  466 Lexington                                 former Chief Operating
  Avenue                                        Officer of DLJAM, with
  New York, NY 10017                            which he had been
                                                associated since prior
                                                to 1993. Trustee of DLJ
                                                High Yield Bond Fund.
                                                Trustee of Credit Suisse
                                                Warburg Pincus Funds
                                                (formerly DLJ Funds)
                                                since 1995.

Wilmot H. Kidd, III                      59   President of Central                 0
  Trustee                                       Securities Corporation,
  375 Park Avenue                               since prior to 1993.
  New York, NY 10112                            Trustee of DLJ High
                                                Yield Bond Fund. Trustee
                                                of Credit Suisse Warburg
                                                Pincus Funds (formerly
                                                DLJ Funds) since 1995.

                                                                          SHARES BENEFICIALLY OWNED
                                                                          OF CREDIT SUISSE WARBURG
            NAME, AGE, POSITION                 PRINCIPAL OCCUPATIONS      PINCUS CAPTIAL FUNDS AS
        WITH THE FUND, AND ADDRESS              AND OTHER AFFILIATIONS      OF JANUARY 31, 2001*
-------------------------------------------   --------------------------  -------------------------
Peter F. Krogh                           63   Dean Emeritus and                  2,241
  Trustee/Nominee for                           Distinguished Professor
  Trustee                                       of International Affairs
  301 ICC                                       at the Edmund A. Walsh
  Georgetown                                    School of Foreign
  University                                    Service, Georgetown
  Washington, DC                                University; Moderator of
  20057                                         PBS foreign affairs
                                                television series;
                                                Member of Board of The
                                                Carlisle Companies Inc.
                                                Member of Selection
                                                Committee for Truman
                                                Scholars and Henry Luce
                                                Scholars. Senior
                                                Associate of Center for
                                                Strategic and
                                                International Studies;
                                                Trustee of numerous
                                                world affairs
                                                organizations and DLJ
                                                High Yield Bond Fund.
                                                Trustee of Credit Suisse
                                                Warburg Pincus Funds
                                                (formerly DLJ Funds)
                                                since 1986.

James S. Pasman, Jr.                     70   Currently retired;                   0
  Nominee for Trustee                           President and Chief
  29 The Trillium                               Operating Officer of
  Pittsburgh, PA                                National InterGroup,
  15238                                         Inc. from April 1989 to
                                                March 1991; Chairman of
                                                Permian Oil Co. from
                                                April 1989 to March
                                                1991; Director of
                                                Education Management
                                                Corp., Tyco
                                                International Ltd.;
                                                Trustee, Deutsche Bank
                                                VIT Funds;
                                                Director/Trustee of
                                                Warburg Pincus Funds and
                                                other CSAM-advised
                                                investment companies.

                                                                          SHARES BENEFICIALLY OWNED
                                                                          OF CREDIT SUISSE WARBURG
            NAME, AGE, POSITION                 PRINCIPAL OCCUPATIONS      PINCUS CAPTIAL FUNDS AS
        WITH THE FUND, AND ADDRESS              AND OTHER AFFILIATIONS      OF JANUARY 31, 2001*
-------------------------------------------   --------------------------  -------------------------
William W. Priest**                      58   Chairman and Managing                0
  Nominee for Trustee                           Director of CSAM from
  c/o CSAM                                      2000 until February
  466 Lexington                                 2001; Chief Executive
  Avenue                                        Officer and Managing
  New York, NY 10017                            Director of CSAM from
                                                1990 to 2000;
                                                Director/Trustee of
                                                Warburg Pincus Funds and
                                                other CSAM-advised
                                                investment companies.

John J. Sheehan                          69   Owns own consulting firm;          14,325
  Trustee                                       Former President and CEO
  4 Bennington Place                            of National Computer
  Newtown, PA 18940                             Analysts, Inc.,
                                                Principal Negotiator for
                                                NCA, Director of
                                                National Accounts for
                                                large Financial
                                                Institutions Group.
                                                Trustee of DLJ High
                                                Yield Bond Fund. Trustee
                                                of Credit Suisse Warburg
                                                Pincus Funds (formerly
                                                DLJ Funds) since 1972.

Steven N. Rappaport                      51   President of Loanet, Inc.            0
  Nominee for Trustee                           since 1997; Executive
  Loanet, Inc.                                  Vice President of
  40 East 52nd Street                           Loanet, Inc. from 1994
  New York, NY 10022                            to 1997; Director,
                                                President, North
                                                American Operations, and
                                                former Executive Vice
                                                President from 1992 to
                                                1993 of Worldwide
                                                Operations of Metallurg
                                                Inc.; Executive Vice
                                                President, Telerate,
                                                Inc. from 1987 to 1992;
                                                Partner in the law firm
                                                of Hartman & Craven
                                                until 1987;
                                                Director/Trustee of
                                                Warburg Pincus Funds and
                                                other CSAM-advised
                                                investment companies.

                                                                          SHARES BENEFICIALLY OWNED
                                                                          OF CREDIT SUISSE WARBURG
            NAME, AGE, POSITION                 PRINCIPAL OCCUPATIONS      PINCUS CAPTIAL FUNDS AS
        WITH THE FUND, AND ADDRESS              AND OTHER AFFILIATIONS      OF JANUARY 31, 2001*
-------------------------------------------   --------------------------  -------------------------
James P. McCaughan                       47   Chief Executive Officer,             0
  Chairman of Credit                            Managing Director and
  Suisse Warburg                                Chairman of the
  Pincus Captial                                Management Committee of
  Funds                                         CSAM; President and
  c/o CSAM                                      Chief Operating Officer
  466 Lexington                                 of Oppenheimer Capital
  Avenue                                        from April 1998 to
  New York, NY 10017                            December 1999; President
                                                and Chief Executive
                                                Officer of UBS Asset
                                                Management (New York)
                                                from October 1996 to
                                                March 1998; Functional
                                                Advisor, Institutional
                                                Asset Management of
                                                Union Bank of
                                                Switzerland, Zurich from
                                                September 1994 to
                                                October 1996.

Richard J. Hanlon                        34   Director of CSAM;                    0
  Vice President                                previously Senior Vice
  466 Lexington                                 President of DLJAM, with
  Avenue                                        which he had been
  New York, NY 10017                            associated since 1994.
                                                Prior to his becoming
                                                associated with DLJ
                                                Mutual Funds and the
                                                Adviser, Mr. Hanlon was
                                                a portfolio manager at
                                                Manufacturers Hanover/
                                                Chemical Bank.

Cathy A. Jameson                         46   Managing Director of CSAM;         8,892
  Vice President                                previously Managing
  466 Lexington                                 Director of DLJAM with
  Avenue                                        which she had been
  New York, NY 10017                            associated since prior
                                                to 1993.

Brian A. Kammerer                        43   Director of CSAM;                  2,804
  Vice President                                previously Senior Vice
  466 Lexington                                 President of DLJAM with
  Avenue                                        which he had been
  New York, NY 10017                            associated since prior
                                                to 1993.

                                                                          SHARES BENEFICIALLY OWNED
                                                                          OF CREDIT SUISSE WARBURG
            NAME, AGE, POSITION                 PRINCIPAL OCCUPATIONS      PINCUS CAPTIAL FUNDS AS
        WITH THE FUND, AND ADDRESS              AND OTHER AFFILIATIONS      OF JANUARY 31, 2001*
-------------------------------------------   --------------------------  -------------------------
Marybeth B. Leithead                     37   Director of CSAM;                  1,507
  Vice President                                previously Senior Vice
  466 Lexington                                 President of DLJAM, with
  Avenue                                        which she had been
  New York, NY 10017                            associated since 1993.

Hugh M. Neuburger                        56   Managing Director of CSAM;         5,637
  Vice President                                previously Managing
  466 Lexington                                 Director of DLJAM, with
  Avenue                                        which he had been
  New York, NY 10017                            associated since March
                                                1995. Prior to his
                                                association with DLJ
                                                Winthrop Focus Funds and
                                                the Adviser, Mr.
                                                Neuburger was the
                                                President of Hugh M.
                                                Neuburger, Inc., a
                                                consulting firm.

Roger W. Vogel                           43   Managing Director of CSAM;         8,219
  Vice President                                previously Managing
  466 Lexington                                 Director of DLJAM, a
  Avenue                                        position he held since
  New York, NY 10017                            July 1993.

----------------

*   This information has been furnished by each Trustee and Officer.

** "Interested" Trustee within the meaning of the 1940 Act. Mr. Cochran and Mr. Jaffe are "interested" Trustees because of their affiliation with CSAM, which acts as the Fund's investment adviser. If elected, Mr. Priest will be an "interested" Trustee because of his prior affiliation with CSAM, which acts as the Fund's investment adviser.

    There were four regular meetings and two special meetings of the Board of Trustees of Credit Suisse Warburg Pincus Capital Funds held during the fiscal year ended October 31, 2000. Aggregate fees and expenses paid to the Board of Trustees for the fiscal year ended October 31, 2000 were $59,750 for the Credit Suisse Warburg Pincus Capital Funds.

    The Board of Trustees has an Audit Committee. The Audit Committee makes recommendations to its full Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are Messrs. Fischer, Host, Kidd, Krogh and Sheehan. Each member of the Audit Committee is a "non-interested" Trustee. The Audit Committee met two times during the fiscal year ended October 31, 2000. The Board of Trustees has an Executive Committee consisting of Messrs. Cochran and Jaffe. The Executive Committee is authorized to act for the entire Board between meetings thereof, to the extent permitted under the Agreement and Declaration of Trust and applicable law. The Executive Committee did not meet during the fiscal year ended
October 31, 2000.

    The Board of Trustees had a Nominating Committee, comprised of all the non-interested Trustees, which sought and proposed candidates for election to the Board of Trustees. The Nominating Committee met once during the fiscal year ended October 31, 2000. The Nominating Committee (i) selected and recommended to the full Board of Trustees nominees for election as Trustees and (ii) proposed and recommended to the full Board of Trustees the terms of compensation for trustees. The Board of Trustees does not currently have a Nominating Committee.

    The following table sets forth certain information regarding the compensation of the Fund's Trustees for the fiscal year ended October 31, 2000. Such compensation was paid by all series of the Credit Suisse Warburg Pincus Capital Funds. No persons (other than the Trustees who are not "interested" within the meaning of the 1940 Act, as set forth below) currently receive compensation from the Fund for acting as a Trustee or Officer. Trustees and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Trustees receive reimbursement for travel and other out-of-pocket expenses incurred in connection with board meetings.

                               COMPENSATION TABLE
                                    FOR THE
                       FISCAL YEAR ENDED OCTOBER 31, 2000

                               AGGREGATE COMPENSATION    TOTAL COMPENSATION FROM CREDIT
                               FROM THE CREDIT SUISSE    SUISSE WARBURG PINCUS CAPITAL
                               WARBURG PINCUS CAPITAL        FUNDS AND FUND COMPLEX
 NAME OF PERSON AND POSITION           FUNDS                    PAID TO TRUSTEES
-----------------------------  ----------------------   --------------------------------
G. Moffett Cochran*
  Chairman of the Board
  Credit Suisse Warburg
  Pincus Capital Funds                $     0                       $     0

Robert E. Fischer, Trustee
  Credit Suisse Warburg
  Pincus Capital Funds                $ 6,250                       $30,500

Stig Host, Trustee
  Credit Suisse Warburg
  Pincus Capital Funds                $11,250                       $22,000

Martin Jaffe, Trustee*
  Credit Suisse Warburg
  Pincus Capital Funds                $     0                       $     0

Wilmot H. Kidd III, Trustee
  Credit Suisse Warburg
  Pincus Capital Funds                $ 6,250                       $30,500

Peter F. Krogh, Trustee
  Credit Suisse Warburg
  Pincus Capital Funds                $11,250                       $22,000

John J. Sheehan, Trustee
  Credit Suisse Warburg
  Pincus Capital Funds                $10,250                       $19,500

Robert Bast, Former Trustee
  Credit Suisse Warburg
  Pincus Capital Funds                $ 4,000                       $ 4,000

Dennis Little, Former Trustee
  Credit Suisse Warburg
  Pincus Capital Funds                $ 4,000                       $ 4,000

William H. Mathers, Former
  Trustee
  Credit Suisse Warburg
  Pincus Capital Funds                $ 4,500                       $ 4,500

William C. Simpson, Former
  Trustee
  Credit Suisse Warburg
  Pincus Capital Funds                $ 2,000                       $ 2,000

------------------

*   "Interested" Trustees.

    Independent Trustees are not eligible for retirement benefits or other payments upon their retirement from the Board of Trustees. A one-time benefit payment of $50,000 is being provided by CSAM to each Trustee who has agreed to leave the Board prior to the time he would have otherwise retired in order to facilitate the nomination of a consolidated Board for all mutual funds advised by CSAM.

    As of October 31, 2000 , the Fund Complex consisted of three open-end investment companies (DLJ Focus Funds, DLJ Opportunity Funds and DLJ Select Funds which were subsequently renamed the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds, respectively) with a total of 12 series and one closed-end investment company (DLJ High Yield Bond Fund).

REQUIRED VOTE

    In the election of the Trustees of the Credit Suisse Warburg Pincus Capital Funds, the candidates receiving a plurality of the votes cast at the Meeting in person or by proxy without regard to class or series, if a quorum is present, shall be elected.

               THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT
                          YOU VOTE FOR PROPOSAL NO. 3.

                             ADDITIONAL INFORMATION

    The Acquiring Fund and the Fund are each subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith file reports and other information including proxy material, reports and charter documents, with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the SEC at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates. The Prospectuses and the Statement of Additional Information for the Acquiring Fund, along with related information, may be found on the SEC website as well (http://www.sec.gov).

                               VOTING INFORMATION

    This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of the Fund to be used at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. on March 23, 2001, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017 and at any adjournment(s) thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and proxy card(s), is first being mailed to shareholders of the Fund on or about February 16, 2001. Only shareholders of record as of the close of business on January 31, 2000 will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. As of January 31, 2000, the Fund had the following shares outstanding and entitled to vote:

13,516,842. For Proposal Number 1 and Number 2, the holders of a majority of the shares of the Fund outstanding at the close of business on January 31, 2000 present in person or represented by proxy will constitute a quorum for the Meeting of the Fund. For Proposal Number 3, the holders of a majority of the shares of the Credit Suisse Warburg Pincus Capital Funds outstanding at the close of business on January 31, 2000 present in person or represented by proxy will constitute a quorum for the Meeting of the Fund. The total number of shares of the Credit Suisse Warburg Pincus Capital Funds entitled to vote on Proposal Number 3, including shares of the Fund, is: 48,968,074. For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a vote against the Plan for purposes of obtaining the requisite approval of the Plan because they are not affirmative votes. Abstentions and broker non-votes will have a similar effect on the outcome of Proposal Number 2, but will not affect the outcome of Proposal
Number 3. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Executed, but unmarked proxies (i.e., executed proxies in which there is no indication of the shareholder's voting instructions) will be voted FOR approval of the Plan, FOR approval of the New Investment Advisory Agreement, FOR the election of Trustees and FOR approval of any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting by the subsequent execution and submission of a revised proxy, by written notice to Martin Jaffe, Secretary of the Fund, 466 Lexington Avenue, New York, New York 10017 or by voting in person at the Meeting.

    CSAM has retained D.F. King & Co. to solicit proxies. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and employees of CSAM and its affiliates. All expenses of the Acquisition, which are currently estimated to be $250,000, including the costs of the proxy solicitation and the preparation of enclosures to the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Fund and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement, will be borne by CSAM or its affiliates (excluding extraordinary expenses not normally associated with transactions of this type). It is anticipated that banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. CSAM or its affiliates, may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy materials to beneficial owners.

    In the event that a quorum necessary for any proposal to be voted on at the Meeting is not present or sufficient votes to approve any proposal are not received prior to 10:00 a.m. on March 23, 2001, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to any proposal for which there is represented a sufficient number of votes in favor, an act taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon a decision to adjourn the Meeting after consideration of the best interests of all shareholders of the Fund.

    As of January 31, 2001, CSAM (or its affiliates) possessed or shared voting power or investment power as a fiduciary on behalf of its customers, with respect to the Fund as set forth above under "Proposal Number 1--Information About the Acquisition--Interest of CSAM in the Acquisition." CSAM and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

                                 OTHER BUSINESS

    The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Card(s).

    The approval of shareholders of the Acquiring Fund is not required in order to affect the Acquisition and, accordingly, the votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement.

                        FINANCIAL STATEMENTS AND EXPERTS

    The audited Statements of Assets and Liabilities of the Fund and the Acquiring Fund, including their respective schedules of portfolio investments, as of October 31, 2000, and the related statements of operations for the year and/ or period then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund, or share class, has been in existence) in the period then ended, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the reports of Ernst & Young LLP, in the case of the Fund, and PricewaterhouseCoopers LLP, in the case of the Acquiring Fund, independent accountants, given on the authority of such firm as experts in accounting and auditing.

                              ADDITIONAL MATERIALS

    The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated February 14, 2001 relating to this Prospectus/Proxy Statement and the Acquisition, will be sent to all shareholders of the Fund requesting a copy of such Statement of Additional Information.

    1. The current Statement of Additional Information for the Acquiring Fund, dated February 29, 2000, and any supplements thereto.

    2. The current Statement of Additional Information for the Fund, dated August 1, 2000, and any supplements thereto.

                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, counsel to the Acquiring Fund. In rendering such opinion, Willkie Farr & Gallagher may rely on an opinion of Sullivan & Worcester as to certain matters under Massachusetts law.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 14th day of February, 2001, between and among Warburg Pincus Fixed Income Fund, a Massachusetts business trust (the "Acquiring Fund"), and Credit Suisse Warburg Pincus Capital Funds, a Massachusetts business trust (the "Trust"), for and on behalf of its Credit Suisse Warburg Pincus Fixed Income II Fund series (the "Fund"), and, solely for purposes of Sections 4.3, 5.11 and 9.2 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("CSAM").

    This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Fund (collectively, the "Reorganization") will consist of the transfer of all of the assets of the Fund in exchange solely for shares of the applicable class or classes of common stock (collectively, the "Shares") of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Fund for Acquiring Fund Shares and the assumption of the liabilities of the Fund by the Acquiring Fund is in the best interests of the Fund and that the interests of the existing shareholders of the Fund would not be diluted as a result of this transaction; and

    WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the exchange of all of the assets of the Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Transfer of Assets of the Fund in Exchange for Acquiring Fund Shares and Assumption of the Fund's Liabilities and Liquidation of the Fund

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the

Acquiring Fund agrees in exchange therefor: (i) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class of the Fund determined by dividing the value of the Fund's net assets attributable to each such class of shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the applicable class; and (ii) to assume the liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2. (a) The assets of the Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Fund and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

    (b) The Trust has provided the Acquiring Fund with a list of all of the Fund's assets as of the date of execution of this Agreement. The Trust reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Trust will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Fund holds any investments which the Acquiring Fund may not hold, the Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

    1.3. The Trust will endeavor to discharge all of the known liabilities and obligations of the Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on unaudited statements of assets and liabilities of the Fund and the Acquiring Fund prepared by PFPC, Inc. ("PFPC"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Fund specifically arising from or relating to the operations and/or transactions of the Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.10 hereof.

    1.4. As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record determined as of the close of business on the Closing Date (the "Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Fund's shareholders representing the respective pro rata number of the Acquiring Fund Shares of the particular class due such shareholders. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund, although share certificates representing interests in the Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with
Section 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

    1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

    1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

    1.7. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the applicable Closing Date and such later date on which the Fund is terminated.

2.  Valuation

    2.1. The value of the Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Fund's then current prospectus or statement of additional information.

    2.2. (a) The number of Shares of the Common Class of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for Class A shares of the Fund shall be determined by dividing the value of the net assets of the Fund attributable to its Class A shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the Advisor Class of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectuses or statement of additional information.

    (b) The number of Shares of the Advisor Class of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for Common Class shares of the Fund shall be determined by dividing the value of the net assets of the Fund attributable to its Common Class shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the Advisor Class of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectuses or statement of additional information.

    (c) The number of Shares of the Advisor Class of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for Class B shares of the Fund shall be determined by dividing the value of the net assets of the Fund attributable to its Class B shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the Advisor Class of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectuses or statement of additional information.

    (d) The number of Shares of the Common Class of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for Class D shares of the Fund shall be determined by dividing the value of the net assets of the Fund attributable to its Class D shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the Common Class of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectuses or statement of additional information.

    2.3. All computations of value with respect to the Acquiring Fund shall be made by PFPC in accordance with its regular practice as pricing agent for the Acquiring Fund.

3.  Closing and Closing Date

    3.1. The Closing Date for the Reorganization shall be March 30, 2001, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of 10:00 a.m., at the offices of

Sullivan & Cromwell or at such other time and/or place as the parties may agree.

    3.2. The custodian for the Acquiring Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

    3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.4. The Trust, on behalf of the Fund, shall deliver at the Closing a list of the names and addresses of the Fund's shareholders and the number and class of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide evidence that such information has been provided to the Acquiring Fund's transfer agent. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Fund's account on the Closing Date to the Secretary of the Fund or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  Representations and Warranties

    4.1. The Trust, on behalf of the Fund, represents and warrants to the Acquiring Fund as follows:

    (a) The Fund is a duly established series of the Trust; the Trust is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts;

    (b) The Trust is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

    (c) The Trust is not, and the execution, delivery and performance of this Agreement by the Trust on behalf of the Fund will not result, in a violation of its Agreement and Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, with respect to the Fund, is a party or by which the Trust, with respect to the Fund, or its property is bound or affected;

    (d) There are no contracts or other commitments (other than this Agreement) of the Trust which will be terminated with liability to the Fund prior to the Closing Date;

    (e) Except as previously disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Fund or its ability to consummate the transactions herein contemplated;

    (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Operations, and Changes in Net Assets, and the Financial Highlights of the Fund at and for each of the fiscal years ended October 31 in the period beginning with November 1, 1996 and ending October 31, 2000 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein;

    (g) Since October 31, 2000, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Fund due to declines in market values of securities in the Fund's portfolio, the discharge of Fund liabilities, or the redemption of the Fund shares by Fund shareholders shall not constitute a material adverse change;

    (h) At the date hereof and the Closing Date, all federal and other tax returns and reports, including extensions, of the Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

    (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; all of the Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

    (j) All issued and outstanding shares of each class of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Fund's Declaration of Trust, non-assessable, by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares, except for the conversion feature with respect to Class B shares of the Fund;

    (k) At the Closing Date, the Trust will have good and marketable title to the Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph
1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

    (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Trust's Board of Trustees, and subject to the approval of the Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

    (m) The information to be furnished by the Trust, on behalf of the Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

    (n) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

    (o) Insofar as the following relate to the Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Fund that is responsive to the proxy statement requirements of a registration statement on Form N-14 (the "Proxy Statement") and the prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2.  The Acquiring Fund represents and warrants to the Fund as follows:

    (a) The Acquiring Fund is a Massachusetts business trust, duly organized, validly existing and in good standing under the laws of the State of Massachusetts;

    (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

    (c) The current prospectuses and statement of additional information filed as part of the Acquiring Fund registration statement on Form N-1A (the "Acquiring Fund Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

    (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

    (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in, a violation of its Agreement and Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its property is bound;

    (f) Except as previously disclosed in writing to and accepted by the Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

    (g) Since October 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders shall not constitute a material adverse change;

    (h) At the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

    (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

    (j) At the date hereof, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

    (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquiring Fund's Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

    (l) The Acquiring Fund Shares to be issued and delivered to the Fund, for the account of the Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

    (m) Insofar as the following relate to the Acquiring Fund, the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Fund for use therein; and

    (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    4.3  CSAM hereby represents and warrants to the Acquiring Fund as follows:

      To the knowledge of CSAM (i) there are no claims, actions, suits or proceedings pending against the Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by the Management Committee of CSAM and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings, against the Fund that would materially adversely affect the Fund or its assets or business.

5. Covenants of the Trust, with respect to the Fund, the Acquiring Fund and CSAM

    5.1. The Acquiring Fund and the Trust, with respect to the Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

    5.2. The Trust, on behalf of the Fund, will call a meeting of the shareholders of the Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

    5.3. The Trust, on behalf of the Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4. The Trust, on behalf of the Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Fund's Shares.

    5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Trust, on behalf of the Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6. The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

    5.7. The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Acquiring Fund Registration Statement.

    5.8. As promptly as practicable, but in any case within thirty days of the Closing Date, the Trust, on behalf of the Fund, shall furnish the Acquiring Fund with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act. A notice pursuant to Rule 24f-2 will be filed by the Acquiring Fund offsetting redemptions by the Fund during the fiscal year ending on or after the applicable Closing Date against sales of Acquiring Fund Shares and the Fund agrees that it will not net redemptions during such period by the Fund against sales of its shares.

    5.9. The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Trustee or Officer ("Indemnified Person") of the Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Trustee or officer of the Fund with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under the Massachusetts Business Trust law and other applicable law. This paragraph 5.9 shall not protect any such Indemnified Person against any liability to the Fund, the Acquiring Fund or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Massachusetts Business Trust law and other applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
(a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party Trustees of the Acquiring Fund (collectively, the "Disinterested Trustees"), or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

    5.10. The Acquiring Fund agrees to take no action that would adversely affect the qualification of the Reorganization as a reorganization under
Section 368(a) of the Code. In this regard, the Acquiring Fund covenants that, following the Reorganization, it (a) will (i) continue the historic business of the Fund or (ii) use a significant portion of the Fund's historic business assets in a business, and (b) will not sell or otherwise dispose of any of the assets of the Fund, except for dispositions in the ordinary course of business or transfers to a corporation (or other entity classified for federal income tax purposes as an association taxable as a corporation) that is "controlled" by the Acquiring Fund within the meaning of Section 368(c) of the Code.

    5.11. CSAM agrees that the Acquiring Fund will succeed to all rights that the Fund has, or would have but for the Reorganization, against CSAM or its affiliates by reason of any act or failure to act by CSAM or any of its affiliates prior to the Closing Date.

6.  Conditions Precedent to Obligations of the Fund

    The obligations of the Trust to consummate on behalf of the Fund, the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    6.2. The Acquiring Fund shall have delivered to the Fund a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Fund shall reasonably request;

    6.3. The Fund shall have received a written agreement from CSAM to reimburse expenses to the Acquiring Fund to the extent necessary to
(a) maintain the average annualized expense ratio of the Common Class of the Acquiring Fund (after waivers) for the two-year period beginning on the Closing Date at the lower of the average annualized expense ratio of Class D or shares of the Fund (after waivers) or the Common Class (after waivers), in each case measured over the 60-day period ended on such date and (b) maintain the average annual expense ratio of the Advisor Class of the Acquiring Fund (after waivers) for the two-year period beginning on the Closing Date at the lower of the average annualized expense ratio of Class A, Class B or Common Class shares of the Fund (after waivers) or the Advisor Class (after waivers), in each case measured over the 60-day period ended on the Closing Date; and

    6.4. The Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Fund, covering the following points:

    That (a) the Acquiring Fund is a validly existing business trust in good standing under the laws of the Commonwealth of Massachusetts, has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties thereto, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and nonassessable with no personal liability attaching to ownership thereof, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;
(d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund's Agreement and Declaration of Trust or By-Laws or in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquiring Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or Commonwealth of Massachusetts is required for the consummation by the Acquiring Fund of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, or to the knowledge of such counsel, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which are required to be described in the N-14 Registration Statement or to be filed as exhibits to the N-14 Registration Statement which are not described and filed as required; (g) the Acquiring Fund is registered as an investment company under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (h) the Prospectus, as of the date of effectiveness of the N-14 Registration Statement, and the Acquiring Fund Registration Statement as of its effective date (in each case except as to financial and statistical data contained therein, as to which no opinion need be given), appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and (i) the Acquiring Fund Registration Statement is effective under the 1933 Act and the 1940 Act and no stop-order suspending its effectiveness or order pursuant to section 8(e) of the 1940 Act has been issued.

    With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of the Fund, they have relied upon the opinion of Sullivan & Worcester, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Sullivan & Worcester. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Fund may reasonably request.

    In this paragraph 6.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.  Conditions Precedent to Obligations of the Acquiring Fund

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1. All representations and warranties by or on behalf of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2. The Trust shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

    7.3. The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

    7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Sullivan & Cromwell, counsel to the Trust, in a form satisfactory to the Secretary of the Acquiring Fund, covering the following points:

    That (a) the Trust is a validly existing business trust in good standing under the laws of the Commonwealth of Massachusetts and has the statutory power to own all of its properties and assets and to carry on its business as a registered investment company and the Fund is a duly established Series of the Trust; (b) the Agreement has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Fund enforceable against the Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with the Fund's Agreement and Declaration of Trust or By-Laws or (ii) result in a default or breach of (A) the Interim Investment Advisory Agreement, dated as of November 3, 2000, between the Trust and CSAM;
(B) the Custodian Contract, dated as of February 29, 1992, between the Trust and Citibank, N.A.; (C) the Distribution Agreement, dated as of December 18, 2000, between the Trust and CSAMSI; or (D) the agreements set forth in Annex A to this Agreement; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for the consummation by the Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of the date of the effectiveness of the N-14 Registration Statement, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affect the Fund's business; and (g) the Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

    With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Hale & Dorr, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Hale & Dorr. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Fund may reasonably request.

    In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

    7.5. The Acquiring Fund shall have received from Ernst & Young LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

    (a) they are independent public accountants with respect to the Fund within the meaning of the 1933 Act and the applicable regulations thereunder;

    (b) in their opinion, the financial statements and financial highlights of the Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder; and

    7.6. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

    (a) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable regulations thereunder;

    (b) in their opinion, the financial statements and financial highlights of the Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder; and

    (c) on the basis of limited procedures agreed upon by the Acquiring Fund and the Trust and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to such Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of such Fund or from schedules prepared by officers of such Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

    7.7 The Trust, on behalf of the Fund, shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(f), copies of financial statements of the Fund as of and for the fiscal year ended October 31, 2000.

    7.8. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.6.

    7.9. The Board of Trustees of the Trust, including a majority of the trustees who are not "interested persons" of the Trust (as defined by the 1940
Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Fund and that the interests of the shareholders in the Fund would not be diluted as a result of such transactions, and the Fund shall have delivered to the Acquiring Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

8.  Further Conditions Precedent to Obligations of the Acquiring Fund and the
    Fund

    If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund, the Trust, on behalf of the Fund, shall, and if any of such conditions do not exist on or before the Closing Date with respect to the Fund, the Acquiring Fund shall, at their respective option, not be required to consummate the transactions contemplated by this Agreement.

    8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund.

    8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The N-14 Registration Statement and the Acquiring Fund Registration Statement shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to, and in form and substance satisfactory to, the Fund and the Acquiring Fund, substantially to the effect that for federal income tax purposes:

    (a) The transfer of all of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Fund, and the distribution of such Acquiring Fund Shares to shareholders of the Fund in exchange for their shares of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Fund; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Fund or upon the distribution of the Acquiring Fund Shares to the Fund's shareholders in exchange for their shares of the Fund; (d) no gain or loss will be recognized by shareholders of the Fund upon the exchange of their Fund shares for the Acquiring Fund Shares or upon the assumption by the Acquiring Fund of the liabilities of the Fund; (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund Shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund shareholder will include the period during which the Fund Shares exchanged therefor were held by such shareholder (provided that such Fund Shares were held as capital assets on the date of the Reorganization); and
(f) the tax basis of the Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

    Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Trust may waive the conditions set forth in this paragraph 8.5.

9.  Brokerage Fees and Expenses; Other Agreements

    9.1. The Acquiring Fund represents and warrants to the Trust, and the Trust, on behalf of the Fund, represents and warrants to the Acquiring Fund, that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

    9.2. CSAM or its affiliates agrees to bear the reasonable expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, the N-14 Registration Statement and expenses of the shareholder meetings; (ii) preparing and filing the N-14 Registration Statement covering the Acquiring Fund Shares to be issued in the Reorganization; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage; printing; accounting fees; and legal fees incurred by the Acquiring Fund and by the Fund in connection with the transactions contemplated by this Agreement; (v) solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof and (vi) any other reasonable Reorganization expenses.

    9.3. Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

10.  Entire Agreement; Survival of Warranties

   10.1. The Acquiring Fund and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

   10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  Termination

   11.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the Trust and the Acquiring Fund; (2) the Trust in the event the Acquiring Fund shall, or the Acquiring Fund, in the event the Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Trust or the Acquiring Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

   11.2. In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Trust or the Fund, or their respective Trustees or officers, to the other party or parties.

12.  Amendments

    This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Acquiring Fund; provided, however, that following the meeting of the Fund's shareholders called by the Trust pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  Notices

   13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust at:

        466 Lexington Avenue
        New York, NY 10017
        Attention: Martin Jaffe
with a copy to:

        Earl D. Weiner, Esq.
        Sullivan & Cromwell
        125 Broad St.
        New York, NY 10004

or to the Acquiring Fund at:

        466 Lexington Avenue
        New York, NY 10017
        Attention: Hal Liebes, Esq.

with a copy to:

        Rose F. DiMartino, Esq.
        Willkie Farr & Gallagher
        787 Seventh Avenue
        New York, NY 10019-6099

14.  Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

   14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

   14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or business trust, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   14.5. Notice is hereby given that this Agreement is entered into on behalf of the Credit Suisse Warburg Pincus Fixed Income II Fund Series of the Trust by an officer of the Trust in their capacity as an officer and not individually. It is understood and expressly stipulated that none of the Trustees, officers or shareholders of the Trust shall be personally liable hereunder. Neither the Trustees, officers, agents or shareholders of the Trust assume any personal liability for obligations entered into on behalf of the Trust. All persons dealing with the Trust shall look solely to the property of the Trust for the enforcement of any claims against the Trust.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman of the Board, President or Vice President and attested to by its Secretary or Assistant Secretary.

                                    CREDIT SUISSE WARBURG PINCUS CAPITAL
                                    FUNDS,
                                    For and on Behalf of its Credit Suisse
                                    Warburg Pincus Fixed Income II Fund
                                    Series

                                    By:    --------------------------------
                                    Name:  --------------------------------
                                    Title: --------------------------------

                                    Attestation By:
                                    ----------------------------------------
                                    Name:  --------------------------------
                                    Title: --------------------------------

                                    WARBURG PINCUS FIXED INCOME FUND

                                    By:    --------------------------------
                                    Name:  Hal Liebes
                                    Title: Secretary

                                    Attestation By:
                                    ----------------------------------------

                                    Name:  Stuart Cohen
                                    Title: Assistant Secretary

                                    Solely with respect to paragraphs 4.3,
                                    5.11 and 9.2:
                                    CREDIT SUISSE ASSET MANAGEMENT, LLC

                                    By:    --------------------------------
                                    Name:  --------------------------------
                                    Title: --------------------------------

                                    Attestation By:
                                    ----------------------------------------

                                    Name:  Hal Liebes
                                    Title: Secretary

ANNEX A

                    TO AGREEMENT AND PLAN OF REORGANIZATION

    List of Additional Examined Agreements to which Credit Suisse Warburg Pincus Capital Funds is a Party

    - Transfer Agency Agreement with State Street Bank and Trust Company, dated February 1, 2001.

    - Co-Administration Agreement with PFPC, Inc., dated February 1, 2001.

    - Co-Administration Agreement with Credit Suisse Asset Management Securities, Inc., dated February 1, 2001.

                                                                       EXHIBIT B

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                                                             ____________ , 2001

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147

Dear Sirs:

    The Credit Suisse Warburg Pincus Capital Funds, a Massachusetts business trust (the "Fund"), for and on behalf of each of its series listed on Annex I hereto, which may be amended from time to time, (each, a "Series" and, collectively, the "Series"), herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:

1.  INVESTMENT DESCRIPTION; APPOINTMENT

    The Fund, on behalf of each of the Series, desires to employ the capital of such Series by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, and in the Fund's Prospectus(es) and Statement(s) of Additional Information, if any, as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Fund. Copies of the Fund's Prospectuses and SAIs have been or will be submitted to the Adviser. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to each of the Series. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.  SERVICES AS INVESTMENT ADVISER

    Subject to the supervision and direction of the Board of Trustees of the Fund, the Adviser will (a) act in strict conformity with the Fund's Agreement and Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage such Series' assets in accordance with such Series' investment objective and policies as stated in the Fund's Prospectuses and SAIs,
(c) make investment decisions for such Series, (d) place purchase and sale orders for securities on behalf of such Series, (e) exercise voting rights in respect of portfolio securities and other investments for such Series, and
(f) monitor and evaluate the services provided by such Series' investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of such Series' investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of such Series' assets. In addition, the Adviser will furnish each Series with whatever statistical information such Series or Fund may reasonably request with respect to the securities that such Series may hold or contemplate purchasing.

    Subject to the approval of the Board of Trustees of each of the Fund and where required, the Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of such Series and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing such Series with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to such Series and the Fund's Board of Trustees and subject to the requirements of the 1940 Act.

3.  BROKERAGE

    In executing transactions for each Series, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to each Series and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.  INFORMATION PROVIDED TO THE FUND

    The Adviser will keep each Series informed of developments materially affecting such Series, and will, on its own initiative, furnish such Series from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.  STANDARD OF CARE

    The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to each Series or to shareholders of such Series to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

6.  COMPENSATION

    In consideration of the services rendered pursuant to this Agreement, each Series will pay the Adviser the annual fee applicable to such Series calculated at an annual rate set forth on Annex I hereto of such Series' average daily net assets.

    The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of each Series' net assets shall be computed at the times and in the manner specified in such Fund's Prospectus(es) or SAI(s).

    The fee shall be calculated and payable monthly.

7.  EXPENSES

    The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to paragraph 2 of this Agreement. Each Series will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of such Series who are not officers, trustees, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Series; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; such Series' proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of such Series' or the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of such Series and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

    Each Series will be responsible for nonrecurring expenses which may arise, including costs of litigation to which such Series is a party and of indemnifying officers and Trustees of the Fund with respect to such litigation and other expenses as determined by the Trustees.

8.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

    The Fund and Series understand that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and such Series or Fund has no objection to the Adviser so acting, provided that whenever such Series or Fund and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. Each Series and Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for such Series or Fund. In addition, each Series and Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Adviser to perform its services under this Agreement.

9.  TERM OF AGREEMENT

    This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) (i) in the case of a Series, the Board of Trustees of the Fund of which such Series is a part or (ii) in the case of the High Yield Bond Fund, the Board of Trustees of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of each Series' and Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees of the applicable Fund, who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to a Series or Fund, without penalty, on 60 days' written notice, by the Board of Trustees of such Series and Fund or by vote of holders of a majority of such Series' or Fund's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said
Act).

10. REPRESENTATION BY THE FUND

    The Funds represent that copies of their Agreements and Declarations of Trust, together with all amendments thereto, are on file in such state where such Fund is registered.

11. USE OF NAMES

    The Funds recognize that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "Warburg", "Warburg Pincus", "DLJ", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of a Series or Fund, such Series or Fund agrees that, at the Adviser's request, such Series' or Fund's license to use the words "Warburg", "Warburg Pincus", "DLJ", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" will terminate and that such Series or Fund will take all necessary action to change the name of such Series or Fund to names not including the words "Warburg", "Warburg Pincus", "DLJ", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus".

12. MISCELLANEOUS

    Notice is hereby given that this Agreement is entered into on behalf of a Fund by an officer of such Fund in his capacity as an officer and not individually. It is understood and expressly stipulated that none of the Trustees or shareholders of any Fund shall be personally liable hereunder. Neither the Trustees, officers, agents nor shareholders of any Fund assume any personal liability for obligations entered into on behalf of a Fund. All persons dealing with a Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund.

    Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                   Very truly yours,

                                   CREDIT SUISSE WARBURG PINCUS CAPITAL FUNDS

                                   By:
                                   ---------------------------------------------

                                     Name:
                                     Title:

Accepted:

CREDIT SUISSE ASSET
MANAGEMENT, LLC

By:
-------------------------------

  Name:
  Title:

                                    ANNEX I
                        TO INVESTMENT ADVISORY AGREEMENT

                                                    ANNUAL FEE RATE
                                    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS OF
              SERIES                                 SUCH SERIES)
----------------------------------  -----------------------------------------------
Credit Suisse Warburg Pincus Blue
Chip Fund (a series of the Credit
Suisse Warburg Pincus Capital       .75 of 1% of the first $100,000,000; .50 of 1%
Funds)                              of the balance
----------------------------------        ----------------------------------
Credit Suisse Warburg Pincus Value
Fund (a series of the Credit
Suisse Warburg Pincus Capital       .75 of 1% of the first $75,000,000;
Funds)                              .50 of 1% of the balance
----------------------------------        ----------------------------------
Credit Suisse Warburg Pincus Small
Company Value Fund (a series of     .875 of 1% of the first $100,000,000; .75 of 1%
the Credit Suisse Warburg Pincus    of the next $100,000,000; .625 of 1% of the
Capital Funds)                      balance
----------------------------------        ----------------------------------
Credit Suisse Warburg Pincus Fixed
Income II Fund (a series of the
Credit Suisse Warburg Pincus        .625 of 1% of the first $100,000,000; .50 of 1%
Capital Funds)                      of the balance
----------------------------------        ----------------------------------
Credit Suisse Warburg Pincus
Municipal Trust Fund (a series of
the Credit Suisse Warburg Pincus    .625 of 1% of the first $100,000,000; .50 of 1%
Capital Funds)                      of the balance
----------------------------------        ----------------------------------

                                                                       EXHIBIT C

             CERTAIN INFORMATION ABOUT CSAM AND CREDIT SUISSE GROUP

GENERAL

    CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management), of which CSAM is a member; Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. Credit Suisse Asset Management companies managed approximately $93 billion in the U.S. and $298 billion globally as of December 31, 2000.

    CSAM's sole member is CSAM Americas Holding Corp. located at 466 Lexington Avenue, New York, New York New York, NY 10017, which is wholly-owned by Credit Suisse Asset Management Holding Corp., of the same address, which in turn is wholly-owned by Credit Suisse First Boston, Inc., located at 11 Madison Avenue, New York, NY 10010, which is indirectly wholly-owned by Credit Suisse Group.

EXECUTIVE OFFICERS OF CSAM

    The following chart sets forth information with respect to name, address and principal occupations of the executive officer(s) and managing member(s) of CSAM. (Unless otherwise noted, the person's position at CSAM constitutes his/her principal occupation.) Each person's address is 466 Lexington Avenue, New York, New York 10017.

        NAME               POSITION WITH CSAM AND PRINCIPAL OCCUPATION
---------------------   -------------------------------------------------
James P. McCaughan      Chief Executive Officer, Managing Director and
                         Chairman of the Management Committee

G. Moffett Cochran      President, Managing Director and Member of the
                         Management Committee

Martin Jaffe            Chief Financial Officer, Managing Director and
                         Member of the Management Committee

Laurence R. Smith       Global Chief Investment Officer, Managing
                         Director and Member of the Management Committee

Elizabeth B. Dater      Head of Emerging Growth Group, Managing Director
                         and Member of the Management Committee

Christopher F. Corapi   Head of Equity Research, Managing Director and
                         Member of the Management Committee

Sheila Scott            Managing Director and Member of the Management
                         Committee

SIMILAR FUNDS MANAGED BY CSAM

    The following chart sets forth information with respect to other mutual funds advised by CSAM with an investment objective similar to the investment objective of the Fund.

                                         NET ASSETS AS OF   CONTRACTUAL
SIMILAR FUNDS CURRENTLY MANAGED BY CSAM      10/31/00       ADVISORY FEE   FEE WAIVER
---------------------------------------  ----------------   ------------   ----------
Open-End Funds

Credit Suisse Institutional U.S. Core
 Fixed Income Fund                           442,897,653      0.375%          Yes

Warburg Pincus Fixed Income Fund             308,991,579      0.500%          Yes

Warburg Pincus Trust II Fixed Income
 Portfolio                                     1,878,650      0.500%          Yes

BROKERAGE POLICIES

    CSAM is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

    In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

    Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser.

Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

    All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including CSFB, CSAMSI and affiliates of Credit Suisse. A Fund may utilize CSFB, CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

    In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

    Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

    The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

CSWPFI-0201

                                      PROXY

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                              VOTE THIS CARD TODAY
          BY MAIL; PHONE (1-800-290-6424); FAX AT 1-212-269-2796;
           OR ON-LINE AT www.warburg.com (click on the proxy button)

CONTROL NUMBER:

Please be sure to sign and date this Proxy.        Date____________________

Shareholder sign here_______________________ Co-owner sign here ______________

1. To approve the Agreement and Plan of Reorganization (the "Plan") providing that (i) the Fund would transfer to Warburg, Pincus Fixed Income Fund (the "Acquiring Fund") all of its assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's liabilities, (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Fund in liquidation of the Fund, and (iii) the Fund would subsequently be terminated.

                       For       Against     Abstain
                       [ ]         [ ]         [ ]

2. To approve a new investment advisory agreement as it relates to the Fund permitting Credit Suisse Asset Management, LLC to continue as investment adviser.

                       For       Against     Abstain
                       [ ]         [ ]         [ ]

3. To elect seven Trustees to the Board of Trustees of Credit Suisse Warburg Pincus Capital Funds.

                     For All     Withhold   For All
                     Nominees                 Except
                       [ ]         [ ]         [ ]


(01) Richard H. Francis       (05) James S. Pasman
(02) Jack W. Fritz            (06) William W. Priest
(03) Jeffrey E. Garten        (07) Steven N. Rappaport
(04) Peter F. Krogh


Instruction: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

In their discretion the proxies named on the reverse side of this card are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or adjournments thereof and for the election of a person to serve as trustee if any of the above nominees is unable to serve.

RECORD DATE SHARES:

               CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND

        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2001

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Credit Suisse Warburg Pincus Fixed Income Fund (the "Fund"), a series of Credit Suisse Warburg Pincus Capital Funds (the "Trust"), will be held at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on March 23, 2001 at 10:00 a.m., Eastern Time, and at any adjournments thereof.

I hereby appoint Brian Kammerer and Jill Kopin and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of the Fund and Trust as to which I am entitled to vote, as shown on the reverse side, at the Meeting and any and all adjournments thereof. I hereby revoke any and all proxies with respect to such shares previously given by me and acknowledge receipt of the February 14, 2001 Proxy Statement.

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH ITEM LISTED ON THE REVERSE SIDE. A PROPERLY EXECUTED PROXY IN WHICH NO SPECIFICATION IS MADE WILL BE VOTED IN FAVOR OF THE PROPOSAL.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized official. If a partnership, please sign in partnership name by authorized person.

                     PROSPECTUSES OF THE ACQUIRING FUND ARE
                        INCORPORATED BY REFERENCE TO ITS
                           N-1A REGISTRATION STATEMENT

                                     PART B

           STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 14, 2001

                          Acquisition of the Assets of

                 CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND
                              466 Lexington Avenue
                            New York, New York 10017
                                 (800) 225-8011

                        By and in Exchange for Shares of

                        WARBURG PINCUS FIXED INCOME FUND
                              466 Lexington Avenue
                            New York, New York 10017
                                   800-WARBURG

      This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Credit Suisse Warburg Pincus Fixed Income II Fund (the "Fund") to Warburg Pincus Fixed Income Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of liabilities of the Fund (the "Acquisition"), consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

      1. Statement of Additional Information for the Acquiring Fund, dated February 29, 2000.

      2. Annual Reports of the Acquiring Fund and the Fund for the fiscal year ended October 31, 2000.

      This Statement of Additional Information is not a prospectus. Extra copies of the Prospectus/Proxy Statement, dated February 14, 2001, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

      The Annual Report of the Fund and for the Acquiring Fund, each for the fiscal year ended October 31, 2000, and each including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual Reports without charge, please call (800) 225-8011.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

      The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Schedule of Investments as of October 31, 2000, and the unaudited pro forma condensed Statement of Operations for the fiscal year ended October 31, 2000 for the Fund and the Acquiring Fund, as adjusted, giving effect to the Acquisition.

             PRO FORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                       AS OF OCTOBER 31, 2000 (UNAUDITED)

                                                                Credit
                                                            Suisse Warburg
                                                             Pincus Fixed
                                                             Income II Fund           Warburg Pincus Fixed Income
                                                            ----------------           ---------------------------
                                                          Cost           Value            Cost           Value
                                                          ----           -----            ----           -----
ASSETS
   Investments at value                              $134,328,381      $132,332,436  $363,028,813     $356,405,320
   Receivable for fund shares sold                             --            50,000            --          390,491
   Cash                                                        --                --            --              625
   Receivable for investments sold unsettled                   --                --            --       30,531,273
   Dividends and interest receivable                           --         2,039,139            --        4,136,088
   Prepaid expenses and other assets                           --             9,440            --           36,482
                                                                       ------------                   ------------
     Total Assets                                                      $134,431,015                   $391,500,279
                                                                       ============                   ============

LIABILITIES
   Payable for investments purchased unsettled                 --                --            --       81,787,953
   Payable for fund shares repurchased                         --            12,000            --          271,907
   Due to custodian                                            --           655,953            --               --
   Advisory fee payable                                        --            52,301            --          126,361
   Distribution fee payable                                    --            10,091            --               --
   Administration fee payable                                  --                --            --           48,878
   Dividend payable                                            --                --            --          159,416
   Accrued expenses payable                                    --                --            --          114,185
                                                                       ------------                   ------------
     Total Liabilities                                                      730,345                     82,508,700
                                                                       ------------                   ------------
 NET ASSETS                                                            $133,700,670                   $308,991,579
                                                                       ============                   ============

Common Class
   Net Assets                                                                    --                    302,187,709
   Shares outstanding                                                            --                     30,885,076
   Net asset value, offering price and redemption
     price per share                                                             --                           9.78

Advisor Class
   Net Assets                                                                    --                      6,803,870
   Shares outstanding                                                            --                        695,665
   Net asset value, offering price and redemption
     Price per share                                                             --                           9.78

Class A Shares
   Net Assets                                                            34,950,921                             --
   Shares outstanding                                                     3,564,039                             --
   Net asset value, offering price and redemption
     price per share                                                           9.81                             --
Maximum offering price per share (net asset value
plus maximum sales charge)                                                    10.30                             --

Class B Shares
   Net Assets                                                             3,256,257                             --
   Shares outstanding                                                       332,052                             --
   Net asset value, offering price and redemption
     price per share                                                           9.81                             --

Class C Shares
   Net Assets                                                                   261                             --
   Shares outstanding                                                            26                             --
   Net assets value, offering price and redemption
     price per share                                                           9.81                             --

Class D Shares
   Net Assets                                                            95,471,436                             --
   Shares outstanding                                                     9,734,448                             --
   Net asset value, offering price and redemption
     price per share                                                           9.81                             --

Common Class (Class R) Shares
   Net Assets                                                                21,795                             --
   Shares outstanding                                                         2,222                             --
   Net asset value, offering price and redemption
     price per share                                                           9.81                             --

                                                                             Warburg Pincus Fixed Income
                                                        Adjustments                  Pro Forma
                                                        ------------         ---------------------------
                                                                              Cost               Value
                                                                              -----              ------
ASSETS
   Investments at value                                                   $497,357,194      $488,737,756
   Receivable for fund shares sold                                                  --           440,491
   Cash                                                                             --               625
   Receivable for investment sold unsettled                                         --        30,531,273
   Dividends and interest receivable                                                --         6,175,227
   Prepaid expenses and other assets                                                --            45,922
                                                                                            ------------
     Total Assets                                                                           $525,931,294
                                                                                            ============

LIABILITIES
   Payable for investments purchased unsettled                                      --        81,787,953
   Payable for fund shares repurchased                                              --           283,907
   Due to custodian                                                                 --           655,953
   Advisory fee payable                                                             --           178,662
   Distribution fee payable                                                         --            10,091
   Administration fee payable                                                       --            48,878
   Dividend payable                                                                 --           159,416
   Accrued expenses payable                                                         --           114,185
                                                                                            ------------
     Total Liabilities                                                                        83,239,045
                                                                                            ------------
 NET ASSETS                                                                                 $442,692,249
                                                                                            ============

Common Class
   Net Assets                                             95,471,436                         397,659,145
   Shares outstanding                                      9,757,652                          40,642,728
   Net assets value, offering price and redemption
     price per share                                                                                9.78

Advisor Class
   Net Assets                                             38,229,234                          45,033,104
   Shares outstanding                                      3,908,767                           4,604,432
   Net assets value, offering price and redemption
     Price per share                                                                                9.78

Class A Shares
   Net Assets                                            (34,950,921)                                 --
   Shares outstanding                                     (3,564,039)                                 --
   Net assets value, offering price and redemption
     price per share                                                                                  --
Maximum offering price per share (net asset value
plus maximum sales charge)                                                                            --

Class B Shares
   Net Assets                                             (3,256,257)                                 --
   Shares outstanding                                       (332,052)                                 --
   Net assets value, offering price and redemption
     price per share                                                                                  --

Class C Shares
   Net Assets                                                   (261)                                 --
   Shares outstanding                                            (26)                                 --
   Net assets value, offering price and redemption
     price per share                                                                                  --

Class D Shares
   Net Assets                                            (95,471,436)                                 --
   Shares outstanding                                     (9,734,448)                                 --
   Net assets value, offering price and redemption
     price per share                                                                                  --

Common Class (Class R) Shares
   Net Assets                                                (21,795)                                 --
   Shares outstanding                                         (2,222)                                 --
   Net assets value, offering price and redemption
     price per share                                                                                  --

                  See Notes to Pro Forma Financial Statements

Combined Schedule of Investments (unaudited)
As of October 31, 2000

Credit Suisse Warburg Pincus Fixed Income II Fund
--------------------------------------------------------------------------------

                                               Shares/Par
Security Name                                     Value      Market Value
-------------                                     -----      ------------
ANHEUSER BUSCH COS., 7.000%, 09/01/05            1,500,000      1,498,125

AT&T CORP., 6.000%, 03/15/09                     5,000,000      4,393,750

BARCLAYS BANK PLC, 7.400%, 12/15/09              2,500,000      2,487,500

COCA-COLA COMPANY, 6.700%, 10/15/36              4,100,000      4,059,000

CONSOLIDATED NATURAL GAS CO.
6.875% 10/15/26                                  2,000,000      1,952,500

DAIMLERCHRYSLER AG, 6.448%, 11/01/00             1,500,000      1,500,000

FHLB 7.360%, 07/01/04                            6,000,000      6,166,020

FHLMC, POOL #220016 8.750%, 10/01/01                 1,793          1,814
FHLMC 7.625%, 09/09/09                           3,000,000      2,991,300
FHLMC 6.000%, 07/19/04                           2,000,000      1,951,700
FHLMC 6.875%, 11/22/06                             500,000        492,040
FHLMC, POOL #260499 10.000%, 04/01/16               13,863         14,803


Warburg Pincus Fixed Income+ (Acquiring Fund)
--------------------------------------------------------------------------------

                                                 Shares/Par
Security Name                                       Value      Market Value
-------------                                       -----      ------------
ABITIBI/CONSOLID ABY 8.30%, 8/1/2005              2,765,000.00    2,787,261.02
ABN-AMRO BANK 8.25%, 8/1/2009                     2,000,000.00    2,060,148.00
ADELPHIA COMMUNICATIONS SRNT 9.375%, 11/15/2009   1,700,000.00    1,462,000.00
AFC ENTERPRISES 10.25%, 5/15/2007                    40,000.00       38,400.00
ALLIED WASTE NA 10%, 8/1/2009                     1,900,000.00    1,634,000.00
AMERADA HESS CORP. 7.875%, 10/1/2029                800,000.00      804,000.00
AMERICAN GENERAL CORP 7.50%, 8/11/2010              950,000.00      950,778.05
ANADARKO PETROLEUM 7.50%, 10/15/2026              1,500,000.00    1,428,342.00

REPUBLIC OF ARGENTINA FRBS 7.625%, 3/31/2005      1,605,600.00    1,406,907.00
REPUBLIC OF ARGENTINA PAR 6.00%, 3/31/2023          870,000.00      572,569.00
ARGOSY GAMING CO. 10.75%, 6/1/2009                  415,000.00      435,750.00
ASSOCIATES CORP. 6.95%, 11/1/2018                   500,000.00      462,748.00

AT&T CORP 6.50%, 3/15/2029                          920,000.00      724,522.00
BANCO TOTTA SER A PFD, SERIES A CALLABLE
10/11/06 @ $ 25                                       36,800.0       837,200.0
BANK OF AMERICA CORP  7.80%, 2/15/2010            4,450,000.00    4,526,998.35

BRAND SCAFFOLD 10.25%, 2/15/2008                    105,000.00       95,025.00
REPUBLIC OF BRAZIL C 8.00%, 4/15/2014             1,970,256.00    1,467,841.00
REPUBLIC OF BRAZIL DISC Z 7.375%, 4/15/2024         750,000.00      576,094.00
BRITISH SKY BROADCASTING 7.30%, 10/15/2006          700,000.00      634,603.00
GOVERNMENT OF BULGARIA DISC 7.75%, 7/28/2024        480,000.00      360,600.00
REPUBLIC OF BULGARIA FLIRB 2.75%, 7/28/2012       1,550,000.00    1,101,469.00
CALIFORNIA INFRA PG&E 6.42%, 9/25/2008            4,660,000.00    4,566,427.20
CENTURYTEL INC. 8.375%, 10/15/2010                  750,000.00      751,093.00
CHASE MANHATTEN CORP 7.875%, 6/15/2010              900,000.00      917,694.00
CILCORP INC 9.375%, 10/15/2029                      950,000.00    1,018,403.00
CITICORP 6.375%, 11/15/2008                       1,050,000.00      987,825.30
CITIGROUP, INC. 7.25%, 10/1/2010                  3,100,000.00    3,080,656.00

COMMONWEALTH EDISON 5.63%, 6/25/2009              5,650,000.00    5,316,791.25
COMMONWEALTH EDISON 8.625%, 2/1/2022              2,500,000.00    2,546,230.00
CONSECO INC 9.00%, 10/15/2006                     4,580,000.00    2,885,400.00

COUNTRYWIDE BONDS 6.25%, 4/15/2009                1,750,000.00    1,575,950.25
COX COMMUN. 7.875%, 8/15/2009                       550,000.00      554,982.45
CSC HOLDINGS 7.25%, 7/15/2008                       585,000.00      543,750.48
CSC HOLDINGS INC. 8.125%, 7/15/2009                  70,000.00       68,238.10
CSX CORP 7.95%, 5/1/2027                            700,000.00      677,893.00

DAYTON SUPERIOR CORP. 13.00%, 6/15/2009              65,000.00       61,913.00
DAYTON SUPERIOR WTS                                      65.00        1,300.00
DIME BANCORP, INC. 7.00%, 7/25/2001               3,660,000.00    3,646,722.00
DLJ ACCEPTANCE TRUST 11.00%, 8/1/2019               171,127.20      185,523.43
DUKE ENERGY FIELD SERVICES 7.50%, 8/16/2005       1,550,000.00    1,565,522.00
ENRON CORP 7.875%, 6/15/2003                        800,000.00      815,494.40
EQUITY RESIDENTIAL PROP PFD,                         72,000.00    1,647,000.00

FHLMC POOL# 220014 8.75%, 10/8/1999                  36,991.00       37,442.00

Warburg Pincus Fixed Income Pro-Forma
--------------------------------------------------------------------------------

                                                   Shares/Par
Security Name                                        Value       Market Value
-------------                                        -----       ------------
ABITIBI/CONSOLID ABY 8.30%, 8/1/2005                 2,765,000.00   2,787,261.02
ABN-AMRO BANK 8.25%, 8/1/2009                        2,000,000.00   2,060,148.00

ADELPHIA COMMUNICATIONS SRNT 9.375%, 11/15/2009      1,700,000.00   1,462,000.00
AFC ENTERPRISES 10.25%, 5/15/2007                       40,000.00      38,400.00
ALLIED WASTE NA 10%, 8/1/2009                        1,900,000.00   1,634,000.00
AMERADA HESS CORP. 7.875%, 10/1/2029                   800,000.00     804,000.00
AMERICAN GENERAL CORP 7.50%, 8/11/2010                 950,000.00     950,778.05
ANADARKO PETROLEUM 7.50%, 10/15/2026                 1,500,000.00   1,428,342.00
ANHEUSER BUSCH COS., 7.000%, 09/01/05                   1,500,000      1,498,125
ARGENTINA FRBS 7.625%, 3/31/2005                     1,605,600.00   1,406,907.00
ARGENTINA PAR 6.00%, 3/31/2023                         870,000.00     572,569.00
ARGOSY GAMING CO. 10.75%, 6/1/2009                     415,000.00     435,750.00
ASSOCIATES CORP. 6.95%, 11/1/2018                      500,000.00     462,748.00
AT&T CORP., 6.000%, 03/15/09                            5,000,000      4,393,750
AT&T CORP 6.50%, 3/15/2029                             920,000.00     724,522.00
                                                                0              0
BANCO TOTTA SER A PFD CALLABLE 10/11/06 @ $ 25           36,800.0      837,200.0
BANK OF AMERICA CORP  7.80%, 2/15/2010               4,450,000.00   4,526,998.35
BARCLAYS BANK PLC, 7.400%, 12/15/09                     2,500,000      2,487,500
BRAND SCAFFOLD 10.25%, 2/15/2008                       105,000.00      95,025.00
BRAZIL C 8.00%, 4/15/2014                            1,970,256.00   1,467,841.00
BRAZIL DISC Z 7.375%, 4/15/2024                        750,000.00     576,094.00
BRITISH SKY BROADCASTING 7.30%, 10/15/2006             700,000.00     634,603.00

BULGARIA DISC 7.75%, 7/28/2024                         480,000.00     360,600.00
REPUBLIC OF BULGARIA FLIRB 2.75%, 7/28/2012          1,550,000.00   1,101,469.00
CALIFORNIA INFRA PG&E 6.42%, 9/25/2008               4,660,000.00   4,566,427.20
CENTURYTEL INC. 8.375%, 10/15/2010                     750,000.00     751,093.00
CHASE MANHATTEN CORP 7.875%, 6/15/2010                 900,000.00     917,694.00
CILCORP INC 9.375%, 10/15/2029                         950,000.00   1,018,403.00
CITICORP 6.375%, 11/15/2008                          1,050,000.00     987,825.30
CITIGROUP, INC. 7.25%, 10/1/2010                     3,100,000.00   3,080,656.00
COCA-COLA COMPANY,  6.700%, 10/15/36                    4,100,000      4,059,000
COMMONWEALTH EDISON 5.63%, 6/25/2009                 5,650,000.00   5,316,791.25
COMMONWEALTH EDISON 8.625%, 2/1/2022                 2,500,000.00   2,546,230.00
CONSECO INC 9% 9.00%, 10/15/2006                     4,580,000.00   2,885,400.00

CONSOLIDATED NATURAL GAS CO., 6.875%, 10/15/26          2,000,000      1,952,500
COUNTRYWIDE BONDS 6.25%, 4/15/2009                   1,750,000.00   1,575,950.25
COX COMMUN. 7.875%, 8/15/2009                          550,000.00     554,982.45
CSC HOLDINGS 7.25%, 7/15/2008                          585,000.00     543,750.48
CSC HOLDINGS INC. 8.125%, 7/15/2009                     70,000.00      68,238.10
CSX CORP 7.95%, 5/1/2027                               700,000.00     677,893.00
DAIMLERCHRYSLER AG, 6.448%, 11/01/00                    1,500,000      1,500,000
DAYTON SUPERIOR CORP. 13.00%, 6/15/2009                 65,000.00      61,913.00
DAYTON SUPERIOR WTS                                         65.00       1,300.00
DIME BANCORP, INC. 7.00%, 7/25/2001                  3,660,000.00   3,646,722.00
DLJ ACCEPTANCE TRUST 11.00%, 8/1/2019                  171,127.20     185,523.43
DUKE ENERGY FIELD SERVICES 7.50%, 8/16/2005          1,550,000.00   1,565,522.00
ENRON CORP 7.875%, 6/15/2003                           800,000.00     815,494.40
EQUITY RESIDENTIAL PROP PFD,                            72,000.00   1,647,000.00
FHLB 7.360%, 07/01/04                                   6,000,000      6,166,020
FHLMC POOL# 220014 8.75%, 10/1/2001                     36,991.00      37,442.00
FHLMC, POOL #220016 8.750%, 10/01/01                        1,793          1,814
FHLMC 7.625%, 09/09/09                                  3,000,000      2,991,300
FHLMC 6.000%, 07/19/04                                  2,000,000      1,951,700
FHLMC 6.875%, 11/22/06                                    500,000        492,040
FHLMC, POOL #260499 10.000%, 04/01/16                      13,863         14,803

Credit Suisse Warburg Pincus Fixed Income II Fund
--------------------------------------------------------------------------------

                                               Shares/Par
Security Name                                     Value      Market Value
-------------                                     -----      ------------
FHLMC, POOL #292065 8.500%, 04/01/17             1,519,982      1,571,753
FHLMC, POOL #606523 7.008%, 10/01/19               787,253        801,503

FNMA, POOL #312088 7.000%, 06/01/03                443,543        442,572
FNMA, POOL #76368 9.250%, 09/01/03                  25,738         26,993
FNMA, POOL #76378 9.250%, 09/01/03                  39,329         41,246
FNMA 5.625%, 05/14/04                            3,625,000      3,527,705
FNMA 5.750%, 06/15/05                            3,000,000      2,910,210
FNMA 6.950%, 11/13/06                            1,000,000        986,010
FNMA, POOL #125136 8.000%, 07/01/07                588,647        599,496

FNMA, POOL # 035574 8.750%, 10/01/08                85,310         87,576

FNMA, POOL #004542 12.000%, 12/01/08               198,806        223,345
FNMA, POOL #243876 9.000%, 01/01/09                142,548        147,002
FNMA 6.375%, 06/15/09                            2,404,000      2,355,559
FNMA, POOL #270674 9.000%, 09/01/17                375,492        387,226

FNMA,  POOL #224635 9.000%, 09/01/20                77,358         79,776

FNMA, POOL #124211 7.410%, 12/01/21              1,103,948      1,118,642
FNMA,  POOL #124790 9.000%, 02/01/23               407,388        420,119


Warburg Pincus Fixed Income+ (Acquiring Fund)
--------------------------------------------------------------------------------

                                                 Shares/Par
Security Name                                       Value      Market Value
-------------                                       -----      ------------
FINOVA CAPITAL CORP. 7.625%, 9/21/2009            1,600,000.00      912,048.00

FNMA 7.00%, 3/20/2008                             4,920,000.00    4,865,092.80

FNMA SERIES 1993-196 5.50%, 10/25/2008               30,380.00    2,895,472.23

FNMA 7.00%, 7/1/2015                              9,800,000.00    9,751,000.00

FNMA 5.75%, 2/18/2021                            12,248,000.00   11,737,258.40

FNMA 6.424%, 12/25/2023                           4,700,000.00    4,578,351.78

FNMA 6.00%, 07/18/2026                           11,000,000.00   10,030,350.00
FNMA 8.00%, 3/1/2028                              4,733,952.07    4,794,605.83
FNMA 7.50%, 5/1/2029                                835,504.36      834,721.07
FNMA 7.50%, 7/1/2029                                 60,867.28       60,810.22
FNMA 7.50%, 8/1/2029                                 24,308.09       24,285.30
FNMA 7.50%, 8/1/2029                                 32,461.22       32,430.79
FNMA 7.50%, 8/1/2029                                570,026.62      569,492.22
FNMA 7.50%, 8/1/2029                                648,928.54      648,320.17
FNMA 7.50%, 8/1/2029                                 75,791.79       75,720.74
FNMA 7.00%, 9/1/2029                                316,774.59      310,736.07
FNMA 7.50%, 9/1/2029                                 35,805.38       35,771.81
FNMA 7.50%, 9/1/2029                                 25,907.43       25,883.14
FNMA 7.50%, 9/1/2029                                107,484.03      107,383.26
FNMA 7.00%, 10/1/2029                               653,231.28      640,779.06
FNMA 7.50%, 10/1/2029                               514,742.07      514,259.50
FNMA 7.50%, 10/1/2029                               542,182.08      541,673.78
FNMA 7.50%, 10/1/2029                                36,943.74       36,909.11
FNMA 7.50%, 10/1/2029                                39,001.53       38,964.97
FNMA 7.50%, 10/1/2029                                24,410.20       24,387.32
FNMA 7.50%, 10/1/2029                                40,989.57       40,951.14
FNMA 7.50%, 10/1/2029                                79,945.64       79,870.69
FNMA 8.00%, 10/1/2029                               199,479.79      202,035.62
FNMA 7.50%, 11/1/2029                               335,987.59      335,672.60
FNMA 7.50%, 11/1/2029                                40,313.61       40,275.82
FNMA 7.50%, 11/1/2029                               656,982.85      656,366.93
FNMA 7.50%, 11/1/2029                                98,564.57       98,472.17
FNMA 7.00%, 12/1/2029                               144,546.18      141,790.77
FNMA 7.00%, 12/1/2029                             1,082,021.87    1,061,395.83
FNMA 7.00%, 12/1/2029                               560,232.65      549,553.22
FNMA 7.00%, 12/1/2029                                54,689.50       53,646.98
FNMA 7.50%, 12/1/2029                               571,458.47      570,922.73

FNMA 7.50%, 12/1/2029                               190,654.08      190,475.34
FNMA 7.50%, 12/1/2029                               382,022.62      381,664.47
FNMA 7.50%, 12/1/2029                                45,737.58       45,694.70
FNMA 7.00%, 1/1/2030                                 40,224.72       39,457.94
FNMA 7.00%, 1/1/2030                                 51,688.78       50,703.46
FNMA 30 YR 7.50%, 1/1/2030                           78,041.32       77,968.16
FNMA 7.50%, 1/1/2030                                584,417.51      583,869.62

Warburg Pincus Fixed Income Pro-Forma
--------------------------------------------------------------------------------

                                                   Shares/Par
Security Name                                        Value       Market Value
-------------                                        -----       ------------
FHLMC, POOL #292065 8.500%, 04/01/17                  1,519,982      1,571,753
FHLMC, POOL #606523 7.008%, 10/01/19                    787,253        801,503
FINOVA CAPITAL CORP. 7.625%, 9/21/2009             1,600,000.00     912,048.00
FNMA, POOL #312088 7.000%, 06/01/03                     443,543        442,572
FNMA, POOL #76368 9.250%, 09/01/03                       25,738         26,993
FNMA, POOL #76378 9.250%, 09/01/03                       39,329         41,246
FNMA 5.625%, 05/14/04                                 3,625,000      3,527,705
FNMA 5.750%, 06/15/05                                 3,000,000      2,910,210
FNMA 6.950%, 11/13/06                                 1,000,000        986,010
FNMA, POOL #125136 8.000%, 07/01/07                     588,647        599,496
FNMA 7.00%, 3/20/2008                              4,920,000.00   4,865,092.80
FNMA, POOL # 035574 8.750%, 10/01/08                     85,310         87,576
FNMA SERIES 1993-196 5.50%, 10/25/2008                  3038000     2895472.23
FNMA, POOL #004542 12.000%, 12/01/08                    198,806        223,345
FNMA, POOL #243876 9.000%, 01/01/09                     142,548        147,002
FNMA 6.375%, 06/15/09                                 2,404,000      2,355,559
FNMA, POOL #270674 9.000%, 09/01/17                     375,492        387,226
FNMA 7.00%, 7/1/2015                               9,800,000.00   9,751,000.00
FNMA, POOL #224635 9.000%, 09/01/20                      77,358         79,776

FNMA 5.75%, 2/18/2021                             12,248,000.00  11,737,258.40
FNMA, POOL #124211 7.410%, 12/01/21                   1,103,948      1,118,642
FNMA, POOL #124790 9.000%, 02/01/23                     407,388        420,119
FNMA 6.4241% 12/25/23 6.424%, 12/25/2023           4,700,000.00   4,578,351.78

FNMA 6.00%, 07/18/2026                            11,000,000.00  10,030,350.00
FNMA 8.00%, 3/1/2028                               4,733,952.07   4,794,605.83
FNMA 7.50%, 5/1/2029                                 835,504.36     834,721.07
FNMA 7.50%, 7/1/2029                                  60,867.28      60,810.22
FNMA 7.50%, 8/1/2029                                  24,308.09      24,285.30
FNMA 7.50%, 8/1/2029                                  32,461.22      32,430.79
FNMA 7.50%, 8/1/2029                                 570,026.62     569,492.22
FNMA 7.50%, 8/1/2029                                 648,928.54     648,320.17
FNMA 7.50%, 8/1/2029                                  75,791.79      75,720.74
FNMA 7.00%, 9/1/2029                                 316,774.59     310,736.07
FNMA 7.50%, 9/1/2029                                  35,805.38      35,771.81
FNMA 7.50%, 9/1/2029                                  25,907.43      25,883.14
FNMA 7.50%, 9/1/2029                                 107,484.03     107,383.26
FNMA 7.00%, 10/1/2029                                653,231.28     640,779.06
FNMA 7.50%, 10/1/2029                                514,742.07     514,259.50
FNMA 7.50%, 10/1/2029                                542,182.08     541,673.78
FNMA 7.50%, 10/1/2029                                 36,943.74      36,909.11
FNMA 7.50%, 10/1/2029                                 39,001.53      38,964.97
FNMA 7.50%, 10/1/2029                                 24,410.20      24,387.32
FNMA 7.50%, 10/1/2029                                 40,989.57      40,951.14
FNMA 7.50%, 10/1/2029                                 79,945.64      79,870.69
FNMA 8.00%, 10/1/2029                                199,479.79     202,035.62
FNMA 7.50%, 11/1/2029                                335,987.59     335,672.60
FNMA 7.50%, 11/1/2029                                 40,313.61      40,275.82
FNMA 7.50%, 11/1/2029                                656,982.85     656,366.93
FNMA 7.50%, 11/1/2029                                 98,564.57      98,472.17
FNMA 7.00%, 12/1/2029                                144,546.18     141,790.77
FNMA 7.00%, 12/1/2029                              1,082,021.87   1,061,395.83
FNMA 7.00%, 12/1/2029                                560,232.65     549,553.22
FNMA 7.00%, 12/1/2029                                 54,689.50      53,646.98
FNMA 7.50%, 12/1/2029                                571,458.47     570,922.73
FNMA 7.50%, 12/1/2029                                190,654.08     190,475.34
FNMA 7.50%, 12/1/2029                                382,022.62     381,664.47
FNMA 7.50%, 12/1/2029                                 45,737.58      45,694.70
FNMA 7.00%, 1/1/2030                                  40,224.72      39,457.94
FNMA 7.00%, 1/1/2030                                  51,688.78      50,703.46
FNMA 30 YR 7.5% 7.50%, 1/1/2030                       78,041.32      77,968.16
FNMA 7.50%, 1/1/2030                                 584,417.51     583,869.62

Credit Suisse Warburg Pincus Fixed Income II Fund
--------------------------------------------------------------------------------

                                               Shares/Par
Security Name                                     Value      Market Value
-------------                                     -----      ------------
FORD MOTOR CREDIT CO., 7.375%, 10/28/09          5,000,000      4,887,500

GNMA, POOL #058985 11.000%, 07/15/13                11,449         12,547
GNMA, POOL #068764 12.000%, 09/15/13                17,163         19,324
GNMA, POOL #296254 9.500%, 09/15/20                  4,539          4,721
GNMA, POOL #93401 9.500%, 01/15/10                 111,954.00     115,837

HEWLETT-PACKARD CO. 7.150%. 06/15/05             3,250,000      3,258,125

HOUSEHOLD FINANCE CO., 6.000%, 05/01/04          4,550,000      4,379,375

Warburg Pincus Fixed Income+ (Acquiring Fund)
--------------------------------------------------------------------------------

                                                 Shares/Par
Security Name                                       Value      Market Value
-------------                                       -----      ------------
FNMA 7.125%, 1/15/2030                            7,435,000.00    7,757,470.82
FNMA 7.00%, 2/1/2030                              1,036,972.03    1,017,204.75
FNMA 7.00%, 2/1/2030                                 24,852.49       24,378.74
FNMA 7.00%, 2/1/2030                                326,291.56      320,071.63
FNMA 7.00%, 2/1/2030                              1,227,127.44    1,203,735.32
FNMA 7.50%, 2/1/2030                                 34,484.91       34,452.58
FNMA7.50%, 2/1/2030                                  47,147.23       47,103.03
FNMA 7.50%, 2/1/2030                                 99,836.20       99,742.60
FNMA 8.00%, 2/1/2030                                215,362.82      218,122.16
FNMA 7.00%, 3/1/2030                                417,464.97      409,507.04
FNMA 7.00%, 3/1/2030                                634,563.37      622,467.01
FNMA 7.00%, 3/1/2030                                919,336.15      901,811.30
FNMA 7.00%, 3/1/2030                                446,690.73      438,175.69
FNMA 7.00%, 3/1/2030                                340,293.39      333,806.55
FNMA 7.00%, 3/1/2030                                723,120.98      709,336.49
FNMA 7.00%, 3/1/2030                                271,120.30      265,952.07
FNMA 7.00%, 3/1/2030                                490,327.55      480,980.68
FNMA 7.00%, 3/1/2030                              1,472,134.13    1,444,071.57
FNMA 7.50%, 3/1/2030                                825,744.11      824,969.97
FNMA 7.50%, 3/1/2030                                916,395.34      915,536.22
FNMA 7.50%, 3/1/2030                                993,898.76      992,966.98
FNMA 7.50%, 3/1/2030                                 63,214.71       63,155.45
FNMA 7.50%, 3/1/2030                                172,081.68      171,920.35
FNMA 7.50%, 3/1/2030                                686,194.63      685,551.32
FNMA 7.50%, 3/1/2030                                777,387.59      776,658.79
FNMA 7.50%, 3/1/2030                                 76,769.49       76,697.52
FNMA 7.50%, 3/1/2030                                665,872.72      665,248.46
FNMA 7.50%, 3/1/2030                                163,912.60      163,758.93
FNMA 7.50%, 3/1/2030                                 69,158.09       69,093.25
FNMA 7.50%, 3/1/2030                                685,753.49      685,110.60
FNMA 8.00%, 3/1/2030                                915,751.06      927,484.12
FNMA 8.00%, 3/1/2030                                565,083.41      572,323.54
FNMA 8.00%, 1/1/2030                                649,996.57      658,324.65
FNMA 8.00%, 3/1/2030                              1,294,645.75    1,311,233.40
FNMA 8.00%, 3/1/2030                                843,284.73      854,089.32
FNMA 8.00%, 3/1/2030                                563,176.66      570,392.36
FNMA 30YR TBA 7.00%, 6/1/2030                     9,600,000.00    9,411,000.00
FNMA 30YR TBA 8.00%, 6/1/2030                    28,800,000.00   29,151,000.00
FORD MOTOR CO. 7.45%, 7/16/2031                   1,650,000.00    1,525,159.35
FORD MOTOR CREDIT 7.88%, 6/15/2010                2,260,000.00    2,282,803.40
GE GLOBAL INS. 7.50%, 6/15/10 7.50%, 6/15/2010    1,600,000.00    1,616,860.80
GENERAL MOTORS CORP. 6.75%, 5/1/2028              1,725,000.00    1,503,353.03
GLOBAL CROSSING 9.50%, 11/15/2009                 1,675,000.00    1,608,000.00

GNMA TBA 7.50%, 7/1/2030                         14,750,000.00   14,805,312.50
GOLDEN STATE ESCROW 7.00%, 8/1/2003               3,115,000.00    2,984,842.84
GOLDMAN SACHS 7.80%, 1/28/2010                      300,000.00      303,403.50
GOTHIC PRODUCTION CORP. 11.125%, 5/1/2005            35,000.00       36,925.00
HCA-THE HEALTHCARE CO, 8.75%, 9/1/2010              110,000.00      111,170.07

HMH PROPERTIES INC 9.50%, 5/15/2005               2,980,000.00    2,920,400.00
HOLLINGER INTL PUBLISHING 8.625%, 3/15/2005          35,000.00       35,175.00

JOHN HANCOCK GLOB FDG 7.90%, 7/2/2010             2,940,000.00    3,014,864.16

INST. MONEY MARKET TRUST,                        34,850,559.23   34,850,559.23
KMART CORP 8.375%, 12/1/2004                      1,205,000.00    1,044,055.38

Warburg Pincus Fixed Income Pro-Forma
--------------------------------------------------------------------------------

                                                   Shares/Par
Security Name                                        Value       Market Value
-------------                                        -----       ------------
FNMA 7.125%, 1/15/2030                            7,435,000.00   7,757,470.82
FNMA 7.0% 7.00%, 2/1/2030                         1,036,972.03   1,017,204.75
FNMA 7.0% 7.00%, 2/1/2030                            24,852.49      24,378.74
FNMA 7.0% 7.00%, 2/1/2030                           326,291.56     320,071.63
FNMA 7.0% 7.00%, 2/1/2030                         1,227,127.44   1,203,735.32
FNMA 7.50%, 2/1/2030                                 34,484.91      34,452.58
FNMA7.50%, 2/1/2030                                  47,147.23      47,103.03
FNMA 7.5% 7.50%, 2/1/2030                            99,836.20      99,742.60
FNMA 8% 8.00%, 2/1/2030                             215,362.82     218,122.16
FNMA 7.0% 7.00%, 3/1/2030                           417,464.97     409,507.04
FNMA 7.0% 7.00%, 3/1/2030                           634,563.37     622,467.01
FNMA 7.0% 7.00%, 3/1/2030                           919,336.15     901,811.30
FNMA 7.0% 7.00%, 3/1/2030                           446,690.73     438,175.69
FNMA 7.0% 7.00%, 3/1/2030                           340,293.39     333,806.55
FNMA 7.0% 7.00%, 3/1/2030                           723,120.98     709,336.49
FNMA 7.0% 7.00%, 3/1/2030                           271,120.30     265,952.07
FNMA 7.0% 7.00%, 3/1/2030                           490,327.55     480,980.68
FNMA 7.0% 7.00%, 3/1/2030                         1,472,134.13   1,444,071.57
FNMA7.50%, 3/1/2030                                 825,744.11     824,969.97
FNMA 7.50%, 3/1/2030                                916,395.34     915,536.22
FNMA 7.50%, 3/1/2030                                993,898.76     992,966.98
FNMA 7.50%, 3/1/2030                                 63,214.71      63,155.45
FNMA 7.50%, 3/1/2030                                172,081.68     171,920.35
FNMA 7.50%, 3/1/2030                                686,194.63     685,551.32
FNMA 7.50%, 3/1/2030                                777,387.59     776,658.79
FNMA 7.50%, 3/1/2030                                 76,769.49      76,697.52
FNMA 7.50%, 3/1/2030                                665,872.72     665,248.46
FNMA 7.50%, 3/1/2030                                163,912.60     163,758.93
FNMA 7.50%, 3/1/2030                                 69,158.09      69,093.25
FNMA 7.50%, 3/1/2030                                685,753.49     685,110.60
FNMA 8.00%, 3/1/2030                                915,751.06     927,484.12
FNMA 8.00%, 3/1/2030                                565,083.41     572,323.54
FNMA 8.00%, 1/1/2030                                649,996.57     658,324.65
FNMA 8.00%, 3/1/2030                              1,294,645.75   1,311,233.40
FNMA 8.00%, 3/1/2030                                843,284.73     854,089.32
FNMA 8.00%, 3/1/2030                                563,176.66     570,392.36
FNMA 30YR TBA 7.0% 7.00%, 6/1/2030                9,600,000.00   9,411,000.00

FNMA 30YR TBA 8.0% 8.00%, 6/1/2030               28,800,000.00  29,151,000.00
FORD MOTOR CREDIT CO., 7.375%, 10/28/09              5,000,000      4,887,500
FORD MOTOR CO. 7.45%, 7/16/2031                   1,650,000.00   1,525,159.35
FORD MOTOR CREDIT 7.88%, 6/15/2010                2,260,000.00   2,282,803.40
GE GLOBAL INS. 7.50%, 6/15/10 7.50%, 6/15/2010    1,600,000.00   1,616,860.80
GENERAL MOTORS CORP. 6.75%, 5/1/2028              1,725,000.00   1,503,353.03
GLOBAL CROSSING 9.50%, 11/15/2009                 1,675,000.00   1,608,000.00
GNMA, POOL #058985 11.000%, 07/15/13                    11,449         12,547
GNMA, POOL #068764 12.000%, 09/15/13                    17,163         19,324
GNMA, POOL #296254 9.500%, 09/15/20                      4,539          4,721
GNMA, POOL #93401 9.500%, 01/15/10                  111,954.00        115,837

GNMA TBA 7.50%, 7/1/2030                         14,750,000.00  14,805,312.50
GOLDEN STATE ESCROW 7.00%, 8/1/2003               3,115,000.00   2,984,842.84
GOLDMAN SACHS 7.80%, 1/28/2010                      300,000.00     303,403.50
GOTHIC PRODUCTION CORP. 11.125%, 5/1/2005            35,000.00      36,925.00
HCA-THE HEALTHCARE CO, 8.75%, 9/1/2010              110,000.00     111,170.07
HEWLETT-PACKARD CO. 7.150%. 06/15/05                 3,250,000      3,258,125
HMH PROPERTIES INC 9.50%, 5/15/2005               2,980,000.00   2,920,400.00
HOLLINGER INTL PUBLISHING 8.625%, 3/15/2005          35,000.00      35,175.00
HOUSEHOLD FINANCE CO., 6.000%, 05/01/04              4,550,000      4,379,375
JOHN HANCOCK GLOB FDG 7.90%, 7/2/2010             2,940,000.00   3,014,864.16

INST. MONEY MARKET TRUST,                        34,850,559.23  34,850,559.23
KMART CORP 8.375%, 12/1/2004                      1,205,000.00   1,044,055.38

Credit Suisse Warburg Pincus Fixed Income II Fund
--------------------------------------------------------------------------------

                                               Shares/Par
Security Name                                     Value      Market Value
-------------                                     -----      ------------
MBNA MASTER CREDIT CARD TRUST, 6.450%,
02/15/08                                         5,000,000      4,938,250

MCI COMMUNICATIONS CORP., 6.125%, 04/15/02       5,000,000      4,937,500
MERILL LYNCH & CO., INC., 6.553%, 11/02/00       3,200,000      3,199,418

J.P. MORGAN & CO., 5.750%, 02/25/04              3,000,000      2,883,750

NATIONAL AUSTRALIA FUNDING,
6.581% 11/01/00                                  2,201,000      2,201,000

NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORP., 6.125%, 05/15/05                  1,000,000        968,750

OKLAHOMA GAS & ELECTRIC CO., 6.500%,
07/15/17                                         4,000,000      3,925,000

Warburg Pincus Fixed Income+ (Acquiring Fund)
--------------------------------------------------------------------------------

                                                 Shares/Par
Security Name                                       Value      Market Value
-------------                                       -----      ------------
KONINKLIJKE KPN NV 8.375%, 10/1/2030                850,000.00      834,275.00
KOREA ASSET FUNDING 8.8913%, 2/10/2009              800,000.00      794,000.00
KROGER CO. 6.80%, 12/15/2018                      1,500,000.00    1,292,080.50
LB COMMERCIAL CONDUIT 7.105%, 7/15/2008           1,653,214.00    1,666,612.14
LEHMAN BROTHERS HOLDINGS 8.25%, 6/15/2007         2,250,000.00    2,299,527.00
LEVEL 3 COMM 9.125%, 5/1/2008                     3,000,000.00    2,437,500.00
LOCKHEED MARTIN 8.50%, 12/1/2029                  2,300,000.00    2,467,998.90
LOCKHEED MARTIN 7.95%, 12/1/2005                  2,230,000.00    2,293,806.99
LONG ISLAND SAVINGS BANK 7.00%, 6/13/2002           750,000.00      749,067.00
MAGNUM HUNTER 10.00%, 6/1/2007                    1,370,000.00    1,349,450.00

MBNA CREDIT CARD 7.00%, 2/15/2012                 1,000,000.00    1,004,350.00

MERRILL LYNCH MORTGAGE 7.56%, 9/15/2009           3,300,000.00    3,390,222.00
MGM GRAND INC 9.75%, 6/1/2007                       780,000.00      813,150.00
MGM MIRAGE, INC. 8.50%, 9/15/2010                 1,100,000.00    1,081,525.50

MORGAN STANLEY DEAN WITTER 7.75%, 6/15/2005       2,200,000.00    2,247,755.40
MORGAN STANLEY MORTGAGE TRUST 7.00%, 7/20/2021    2,664,335.36    2,634,299.77
NATEXIS BANK SER A PFD,                              65,050.00    6,214,307.81

NEXTLINK 10.75%, 11/15/2008                          40,000.00       35,200.00
NEXTLINK COMM 10.50%, 12/1/2009                   1,000,000.00      870,000.00
NEXTLINK COMMUNICATIONS 10.75%, 6/1/2009            415,000.00      366,237.50
NEXTLINK COMMUNICATIONS 12.125%, 12/1/2009        1,610,000.00      784,875.00
NOMURA ASSET SECURITIES CORP. 6.68%, 12/15/2001   4,000,000.00    3,966,050.40
NOMURA ASSET SECURITIES CORP. 8.30%, 9/25/2024      788,853.55      795,759.96
NORFOLK SOUTHERN CORP 7.80%, 5/15/2027              700,000.00      681,953.30
NTL INC. 11.50%, 10/1/2008                        1,400,000.00    1,288,000.00
NUEVO ENERGY CO. 9.375%, 10/1/2010                   65,000.00       65,000.00

OWENS ILL 7.35%, 5/15/2008                           80,000.00       54,800.00
PACIFIC GAS & ELECTRIC 7.375%, 11/1/2005            800,000.00      799,232.80
PARK PLACE 7.875%, 12/15/2005                     1,015,000.00      979,475.00
PARKER DRILLING CO. 9.75%, 11/15/2006                25,000.00       24,625.00
PETROLEUM GEO-SERVICES 8.15%, 7/15/2029             550,000.00      535,876.00
PHILLIPS PET 8.50%, 5/25/2005                       500,000.00      527,973.50
PHILLIPS PET 8.75%, 5/25/2010                       700,000.00      765,923.90
POLAND PAR 3.50%, 10/27/2024                      1,450,000.00      913,500.00
POLAND RSTA 4.00%, 10/27/2024                       420,000.00      286,912.50
POTOMAC ELECTRIC POWER 8.50%, 5/15/2027           2,000,000.00    2,039,762.00
PROLOGIS TRUST SERIES C PFD,                         27,250.00    1,181,118.55
PSINET INC. 10.00%, 2/15/2005                        70,000.00       33,775.00
RAYTHEON CO 7.20%, 8/15/2027                        800,000.00      734,954.40
RBB SWEEP,                                       14,967,214.00   14,967,214.00
REPUBLIC OF ARGENTINA 11.00, 12/4/2005              660,000.00      594,000.00
RESIDENTIAL FUNDING SEC 1 6.75%, 1/25/2011          632,479.55      628,526.55
RIGGS CAPITAL TRUST II 8.875%, 3/15/2027          3,400,000.00    2,505,983.60

RUSSIAN FEDERATION 2.50%, 3/31/2030               3,980,000.00    1,492,500.00
RYLAND GROUP 9.75%, 9/1/2010                         45,000.00       43,425.00

Warburg Pincus Fixed Income Pro-Forma
--------------------------------------------------------------------------------

                                                      Shares/Par
Security Name                                           Value       Market Value
-------------                                           -----       ------------
KONINKLIJKE KPN NV 8.375%, 10/1/2030                   850,000.00     834,275.00
KOREA ASSET FUNDING 8.8913%, 2/10/2009                 800,000.00     794,000.00
KROGER CO. 6.80%, 12/15/2018                         1,500,000.00   1,292,080.50
LB COMMERCIAL CONDUIT 7.105%, 7/15/2008              1,653,214.00   1,666,612.14
LEHMAN BROTHERS HOLDINGS 8.25%, 6/15/2007            2,250,000.00   2,299,527.00
LEVEL 3 COMM 9.125%, 5/1/2008                        3,000,000.00   2,437,500.00
LOCKHEED MARTIN 8.50%, 12/1/2029                     2,300,000.00   2,467,998.90
LOCKHEED MARTIN 7.95%, 12/1/2005                     2,230,000.00   2,293,806.99
LONG ISLAND SAVINGS BANK 7.00%, 6/13/2002              750,000.00     749,067.00
MAGNUM HUNTER 10.00%, 6/1/2007                       1,370,000.00   1,349,450.00

MBNA MASTER CREDIT CARD TRUS, 6.450%, 02/15/08          5,000,000      4,938,250
MBNA CREDIT CARD 7.00%, 2/15/2012                    1,000,000.00   1,004,350.00

MCI COMMUNICATIONS CORP., 6.125%, 04/15/02              5,000,000      4,937,500
MERILL LYNCH & CO., INC., 6.553%, 11/02/00              3,200,000      3,199,418
MERRILL LYNCH MORTGAGE 7.56%, 9/15/2009              3,300,000.00   3,390,222.00
MGM GRAND INC 9.75%, 6/1/2007                          780,000.00     813,150.00
MGM MIRAGE, INC. 8.50%, 9/15/2010                    1,100,000.00   1,081,525.50
J.P. MORGAN & CO., 5.750%, 02/25/04                     3,000,000      2,883,750

MORGAN STANLEY DEAN WITTER 7.75%, 6/15/2005          2,200,000.00   2,247,755.40

MORGAN STANLEY MORTGAGE TRUST 7.00%, 7/20/2021       2,664,335.36   2,634,299.77
NATEXIS BANK SER A PFD,                                 65,050.00   6,214,307.81

NATIONAL AUSTRALIA FUNDING, 6.581%, 11/01/00            2,201,000      2,201,000

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORP.
6.125%, 05/15/05                                        1,000,000        968,750
NEXTLINK 10.75%, 11/15/2008                             40,000.00      35,200.00
NEXTLINK COMM 10.50%, 12/1/2009                      1,000,000.00     870,000.00
NEXTLINK COMMUNICATIONS 10.75%, 6/1/2009               415,000.00     366,237.50
NEXTLINK COMMUNICATIONS 12.125%, 12/1/2009           1,610,000.00     784,875.00

NOMURA ASSET SECURITIES CORP. 6.68%, 12/15/2001      4,000,000.00   3,966,050.40

NOMURA ASSET SECURITIES CORP. 8.30%, 9/25/2024         788,853.55     795,759.96
NORFOLK SOUTHERN CORP 7.80%, 5/15/2027                 700,000.00     681,953.30
NTL INC. 11.50%, 10/1/2008                           1,400,000.00   1,288,000.00
NUEVO ENERGY CO. 9.375%, 10/1/2010                      65,000.00      65,000.00

OKLAHOMA GAS & ELECTRIC CO., 6.500%, 07/15/17           4,000,000      3,925,000
OWENS ILL 7.35%, 5/15/2008                              80,000.00      54,800.00
PARK PLACE 7.875%, 12/15/2005                          800,000.00     799,232.80
PARK PLACE 7.875% 7.875%, 12/15/2005                 1,015,000.00     979,475.00
PARKER DRILLING CO. 9.75%, 11/15/2006                   25,000.00      24,625.00
PETROLEUM GEO-SERVICES 8.15%, 7/15/2029                550,000.00     535,876.00
PHILLIPS PET 8.50%, 5/25/2005                          500,000.00     527,973.50
PHILLIPS PET 8.75%, 5/25/2010                          700,000.00     765,923.90
POLAND PAR 3.50%, 10/27/2024                         1,450,000.00     913,500.00
POLAND RSTA 4.00%, 10/27/2024                          420,000.00     286,912.50
POTOMAC ELECTRIC POWER 8.50%, 5/15/2027              2,000,000.00   2,039,762.00
PROLOGIS TRUST SERIES C PFD,                            27,250.00   1,181,118.55
PSINET INC. 10.00%, 2/15/2005                           70,000.00      33,775.00
RAYTHEON CO 7.20%, 8/15/2027                           800,000.00     734,954.40

RBB SWEEP,                                          14,967,214.00  14,967,214.00
REPUBLIC OF ARGENTINA 11.00, 12/4/2005                 660,000.00     594,000.00
RESIDENTIAL FUNDING SEC 1 6.75%, 1/25/2011             632,479.55     628,526.55
RIGGS CAPITAL TRUST II 8.875%, 3/15/2027             3,400,000.00   2,505,983.60
RUSSIAN FEDERATION 2.50%, 3/31/2030                  3,980,000.00   1,492,500.00
RYLAND GROUP 9.75%, 9/1/2010                            45,000.00      43,425.00

Credit Suisse Warburg Pincus Fixed Income II Fund
--------------------------------------------------------------------------------

                                               Shares/Par
Security Name                                     Value      Market Value
-------------                                     -----      ------------
SEARS CREDIT ACCOUNT MASTER TRUST SERIES
1995-2, 8.100%, 06/15/04                           187,500        187,815

STANDARD CREDIT CARD MASTER TRUST, 8.250%,
11/07/03                                         4,000,000      4,049,880

TYCO INTERNATIONAL GROUP, INC., 6.375%,
06/15/05                                         3,500,000      3,390,625

UNITED STATES TREASURY BILLS, 6.375%
03/31/01                                         4,650,000      4,650,651
UNITED STATES TREASURY BILLS, 6.375%
09/30/01                                         4,150,000      4,153,237
UNITED STATES TREASURY BONDS, 7.500%,
11/15/16                                         5,250,000      6,048,420
UNITED STATES TREASURY NOTES, 6.125%,
12/31/01                                         5,350,000      5,343,901

UNITED STATES TREASURY NOTES, 6.500%,
03/31/02                                         4,000,000      4,020,000
UNITED STATES TREASURY NOTES, 6.250%,
08/31/02                                         5,000,000      5,023,650
UNITED STATES TREASURY NOTES, 6.250%,
02/15/03                                         1,250,000      1,258,625
UNITED STATES TREASURY NOTES, 6.000%,
08/15/09                                         3,000,000      3,032,070

UNITED STATES TREASURY NOTES, 6.500%,
08/15/05                                         2,300,000      2,364,446
UNITED STATES TREASURY NOTES, 7.000%,
07/15/06                                         7,100,000      7,486,737
UNITED STATES TREASURY NOTES, 6.500%,
02/15/10                                         2,250,000      2,355,997
                                                              -----------
                                                              132,332,436
                                                              ===========

Warburg Pincus Fixed Income+ (Acquiring Fund)
--------------------------------------------------------------------------------

                                                 Shares/Par
Security Name                                       Value      Market Value
-------------                                       -----      ------------
SAFEWAY INC. 7.25%, 9/15/2004                     2,365,000.00    2,355,837.99
SAKS INC 7.00%, 7/15/2004                         2,775,000.00    1,873,125.00
SALEM COMMUNICATIONS 9.50%, 10/1/2007                30,000.00       28,800.00
SCOTTS COMPANY 8.625%, 1/15/2009                     85,000.00       81,175.00

SHURGARD ABS PASS THRU 144A 8.24%, 11/15/2000     2,500,000.00    2,501,942.50
SMALL BUSINESS 8.20%, 4/1/2012                      994,096.03    1,023,340.65
SPRINT CAP CORP 6.875%, 11/15/2028                1,750,000.00    1,444,581.25

TARGET CORP 7.50%, 8/15/2010                        300,000.00      298,803.90
TELEFONICA EUROPE 7.35%, 9/15/2005                1,950,000.00    1,957,827.30
TELEFONICA EUROPE 8.25%, 9/15/2030                  900,000.00      927,443.70
TELEFONICA EUROPE 7.75%, 9/15/2010                1,850,000.00    1,861,684.60
TIME WARNER,INC. 6.625%, 5/15/2029                3,195,000.00    2,757,294.59
TREASURY NOTE 6.75%, 5/15/2005                      450,000.00      466,664.40

TYCO 6.875%, 1/15/2029                              900,000.00      789,524.10

U.S. T-NOTES 6.0%, 9/30/2002                      1,100,000.00    1,101,502.60

US TREASURY NOTE 4.25%, 11/15/2003                3,700,000.00    3,533,751.60
US WEST CAP NOTES 6.875%, 8/15/2001               1,650,000.00    1,649,049.60

VIACOM INC. 7.875%, 7/30/2030                       700,000.0       707,524.30

VIACOM INC. 7.70%, 7/30/2010                        550,000.0       561,255.20
VISTEON CORP. 8.25%, 8/1/2010                       750,000.00      743,406.00
VOICESTREAM 10.375%, 11/15/2009                     700,000.00      752,500.00
VOICESTREAM WIRELESS, 11/15/2009                  1,250,000.00      909,375.00
WAL- MART STORES 7.55%, 2/15/2030                 2,075,000.00    2,160,211.95

US T-NOTE 11/15/04 5.875%, 11/15/2004               100,000.00      100,067.80
WORLDCOM INC 8.00%, 5/15/2006                     1,180,000.00    1,210,967.92
WORLDCOM INC. 6.95%, 8/15/2028                      700,000.00      618,156.00
                                                                 --------------
                                                                  356,405,319.56
                                                                 ==============

Warburg Pincus Fixed Income Pro-Forma
--------------------------------------------------------------------------------

                                                      Shares/Par
Security Name                                           Value       Market Value
-------------                                           -----       ------------
SAFEWAY INC. 7.25%, 9/15/2004                        2,365,000.00   2,355,837.99
SAKS INC 7.00%, 7/15/2004                            2,775,000.00   1,873,125.00
SALEM COMMUNICATIONS 9.50%, 10/1/2007                   30,000.00      28,800.00
SCOTTS COMPANY 8.625%, 1/15/2009                        85,000.00      81,175.00
SEARS CREDIT ACCOUNT MASTER TRUST SERIES 1995-2,                               0
8.100%, 06/15/04                                           187,50        187,815

SHURGARD ABS PASS THRU 144A 8.24%, 6/15/2004         2,500,000.00   2,501,942.50
SMALL BUSINESS 8.20%, 4/1/2012                         994,096.03   1,023,340.65
SPRINT CAP CORP 6.875%, 11/15/2028                   1,750,000.00   1,444,581.25
STANDARD CREDIT CARD MASTER TRUST, 8.250%, 11/07/03     4,000,000      4,049,880
TARGET CORP 7.50%, 8/15/2010                           300,000.00     298,803.90
TELEFONICA EUROPE 7.35%, 9/15/2005                   1,950,000.00   1,957,827.30
TELEFONICA EUROPE 8.25%, 9/15/2030                     900,000.00     927,443.70
TELEFONICA EUROPE 7.75%, 9/15/2010                   1,850,000.00   1,861,684.60
TIME WARNER,INC. 6.625%, 5/15/2029                   3,195,000.00   2,757,294.59
TREASURY NOTE 6.75%, 5/15/2005                         450,000.00     466,664.40

TYCO INTERNATIONAL GROUP, INC., 6.375%, 06/15/05        3,500,000      3,390,625
TYCO 6.875%, 1/15/2029                                 900,000.00     789,524.10

UNITED STATES TREASURY BILLS, 6.375% 03/31/01           4,650,000      4,650,651

UNITED STATES TREASURY BILLS, 6.375% 09/30/01           4,150,000      4,153,237

UNITED STATES TREASURY BONDS, 7.500%, 11/15/16          5,250,000      6,048,420

UNITED STATES TREASURY NOTES, 6.125%, 12/31/01          5,350,000      5,343,901
U.S. T-NOTES 6.0%, 9/30/2002                         1,100,000.00   1,101,502.60

UNITED STATES TREASURY NOTES, 6.500%, 03/31/02          4,000,000      4,020,000

UNITED STATES TREASURY NOTES, 6.250%, 08/31/02          5,000,000      5,023,650

UNITED STATES TREASURY NOTES, 6.250%, 02/15/03          1,250,000      1,258,625

UNITED STATES TREASURY NOTES, 6.000%, 08/15/09          3,000,000      3,032,070
US TREASURY NOTE 4.25%, 11/15/2003                   3,700,000.00   3,533,751.60
US WEST CAP NOTES 6.875%, 8/15/2001                  1,650,000.00   1,649,049.60
UNITED STATES TREASURY NOTES, 6.500%, 08/15/05          2,300,000      2,364,446
UNITED STATES TREASURY NOTES, 7.000%, 07/15/06          7,100,000      7,486,737

UNITED STATES TREASURY NOTES, 6.500%, 02/15/10          2,250,000      2,355,997

VIACOM INC. 7.875%, 7/30/2030                          700,000.00     707,524.30

VIACOM INC. 7.70%, 7/30/2010                           550,000.00     561,255.20
VISTEON CORP. 8.25%, 8/1/2010                          750,000.00     743,406.00
VOICESTREAM 10.375%, 11/15/2009                        700,000.00     752,500.00
VOICESTREAM WIRELESS, 11/15/2009                     1,250,000.00     909,375.00
WAL- MART STORES 7.55%, 2/15/2030                    2,075,000.00   2,160,211.95
WI T-NOTE 11/15/04 5.875%, 11/15/2004                  100,000.00     100,067.80
WORLDCOM INC 8.00%, 5/15/2006                        1,180,000.00   1,210,967.92
WORLDCOM INC. 6.95%, 8/15/2028                         700,000.00     618,156.00
                                                                    ------------
                                                                     488,737,756
                                                                    ============

                 +The Warburg Pincus Fixed Income Fund does not anticipate
                  having to sell any securities as a result of the Acquisition.

                  See Notes to Pro Forma Financial Statements

Combined Statement of Operations
For the 12 months ended October 31, 2000
(unaudited)

                                                                                                                    Warburg Pincus
                                                                                                                        Fixed
                                            Credit Suisse Warburg      Warburg Pincus Fixed                          Income Fund
                                          Pincus Fixed Income II Fund      Income Fund             Adjustments        Pro-Forma
Investment Income
   Dividends                                             -                 $   862,030                    -         $   862,030
   Interest                                     $9,072,869                  23,628,791                    -          32,701,660
                                               -------------               ------------            ------------    -------------
   Total Investment Income                       9,072,869                  24,490,821                    -          33,563,690
                                               -------------               ------------            ------------    -------------

Expenses
   Investment advisory services                    837,673                   1,681,883            $(127,781)(a)       2,391,775
   Distribution fees - Class A                     109,539                           -             (109,539)(b)               -
   Distribution fees - Class B                      35,617                           -              (35,617)(c)               -
   Distribution fees - Class C                           2                           -                   (2)(c)               -
   Distribution fees - Common Class (Class R)            7                           -                   (7)(b)               -
   Distribution fees - Advisor Class                     -                      16,570              118,451 (b),(c)     135,021
   Transfer agent                                   57,000                     166,296               14,956 (d)         238,252
   Custodian                                        93,000                      66,541              (64,208)(e)          95,333
   Administrative and accounting fees                    -                     193,192               99,385 (f)         292,577
   Administrative services fees                          -                     336,377              141,978 (g)         478,355
   Registration fees                                62,000                      33,999              (62,000)(h)          33,999
   Interest                                              -                       1,165                    -               1,165
   Legal                                            30,000                      26,225              (30,000)(h)          26,225
   Directors'/Trustees' fees                        15,000                      10,820              (15,000)(h)          10,820
   Audit                                            23,000                      25,100              (23,000)(h)          25,100
   Printing                                         18,000                     113,202              (18,000)(h)         113,202
   Insurance expense                                     -                       1,765                    -               1,765
   Miscellaneous                                    50,346                      13,178                    -              63,524
                                               -------------               ------------            ------------    -------------
Total Expenses                                   1,331,184                   2,686,313             (110,384)          3,907,113

   Less: Expenses waived and reimbursed by
     CSAM/DLJ                                     (188,370)                    (81,285)            (127,576)(i)        (397,231)
   Less: Expenses offset by Transfer Agent               -                     (65,633)                   -             (65,633)
                                               -------------               ------------            ------------    -------------

   Net Expenses                                  1,142,814                   2,539,395             (237,960)          3,444,249
                                               -------------               ------------            ------------    -------------

Net Investment Income/(Loss)                     7,930,055                  21,951,426              237,960          30,119,441
                                               -------------               ------------            ------------    -------------

Net Realized and Unrealized Gain/(Loss)
    from Investments:
   Net realized loss from investments           (2,206,386)                 (9,807,340)                   -         (12,013,726)
   Net change in unrealized appreciation/
     (depreciation) on investments               1,474,288                   5,206,499                    -           6,680,787
                                               -------------               ------------            ------------    -------------

   Net realized and unrealized loss from
     investments                                 (732,098)                 (4,600,841)                   -          (5,332,939)
                                               -------------               ------------            ------------    -------------

   Net increase in net assets resulting
   from operations                              $7,197,957                 $17,350,585             $237,960         $24,786,502
                                               =============               ============            ============    =============

                             See Notes to Pro Forma
                              Financial Statements

Notes to Pro Forma Financial Statements (unaudited)

1.  Basis of Combination

      The unaudited Pro Forma Combined Statement of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed acquisition of the assets and liabilities of the Credit Suisse Warburg Pincus Fixed Income II Fund ("CSWP Fixed") by the Warburg, Pincus Fixed Income Fund, Inc. ("WP Fixed"). The proposed acquisition will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition provides for the transfer of all of the assets of CSWP Fixed to WP Fixed in exchange for WP Fixed Common Class and Advisor Class shares, the distribution of such WP Fixed Common Class shares to Class D Share shareholders of CSWP Fixed, and such WP Fixed Advisor Class shares to Class A, B and Common Class (Class R) shareholders of CSWP Fixed and the subsequent liquidation of CSWP Fixed. The accounting survivor in the proposed acquisition will be WP Fixed. This is because although the CSWP Fixed has the same investment objective as the WP Fixed Income, the surviving fund will invest in a style that is similar to the way in which WP Fixed is currently operated. Additionally, the WP Fixed has a significantly larger asset base than CSWP Fixed. The costs of the proposed acquisition will be paid by CSAM and its affiliates.

      The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in this Registration Statement filed on Form N-14.

      WP Fixed and CSWP Fixed are both open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

Pro Forma Adjustments:

      The Pro Forma adjustments below reflect the impact of the merger between CSWP Fixed and WP Fixed.


(a)   To decrease advisory fees in CSWP Fixed from 0.59% to 0.50%.
(b) To re-classify Distribution fees from CSWP Fixed Class A and R Shares to WP Fixed Advisor Shares
(c) To decrease Distribution fees in CSWP Fixed Class B and C Shares from 1.00% to 0.25% and to re-classify into the Advisor Class of WP Fixed.
(d) Adjustment based on the contractual agreement with the transfer agent for the surviving fund.
(e) Adjustment based on the contractual agreements with the custodian for the surviving fund.
(f) Adjustment based on the contractual agreements with the administrator for the surviving fund.
(g) Adjustment based on the contractual agreements with the co-administrator for the surviving fund.
(h) Assumes elimination of duplicate charges in combination, and reflects management's estimates of combined pro-forma operations.
(i)   To increase waiver and reduce total expense ratio.

2. Summary of Significant Accounting Policies

        Following is a summary of significant accounting policies, which are consistently followed by both the CSWP Fixed and the WP Fixed in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

      Security Valuation - Securities traded on a U.S. or foreign stock exchange, or the Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations (those with less than 60 days to maturity) and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board.

      Security Transactions and Investment Income - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

      Federal Income Taxes - Each of CSWP Fixed and WP Fixed intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.


      Distributions to Shareholders - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared at least annually.